UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period:  April 30, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY CORNERSTONE
GROWTH FUND

Investor Class HFCGX
Institutional Class HICGX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Householding	30
Board Approval of Investment Advisory Agreement	31

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014*

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	9.65%	23.99%	16.43%	5.34%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)(2)	9.85%	24.36%	16.81%	5.55%
Russell 2000® Index	3.08%	20.50%	19.84%	8.67%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

Expense ratios: 1.29% (Investor Class); Gross 1.11%, Net 0.98%(3) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 3, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(3)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Cornerstone Growth Fund returned 9.65%, outperforming the Russell 2000® Index, the S&P 500 Index, and the Morningstar Small Blend Category Average, which returned 3.08%, 8.36%, and 4.48% for the same period, respectively.

We are pleased with the overall performance of the Fund during the previous six months versus its benchmarks.  The Fund’s relative outperformance was driven partly by allocation and performance in seven of the ten sectors in which the Fund was invested, but the primary driver of the Fund’s performance was underlying stock selection.  The biggest contribution to the Fund’s outperformance versus its benchmarks was in the Industrial sector, where the Fund’s overweighting and stock selection amounted to roughly half of the

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outperformance relative to the Russell 2000® Index.  The largest detractor to the Fund’s performance was its cash holdings, which are targeted at less than 5% of the Fund’s total net assets and which averaged just under 2.5% for the six-month period.

Additional Portfolio Manager commentary and related investment outlook:

If you have watched the financial news or opened the investing section of a newspaper lately, you have probably heard or read about two things: the Russell 2000® Index has dropped below its 200-day moving average (bad) and high multiple stocks have dropped fairly precipitously (really bad if you own them).  By adhering to our strict investment methodology, we have been largely able to sidestep the recent downturn in sectors like social media and biotechnology.  By employing a strict price-to-sales ratio limit of 1.5, we invest in what we deem to be reasonably valued companies rather than those stocks whose price is predicated on expected future growth.  This growth at a reasonable price approach has served us well, and we believe wholeheartedly in utilizing this methodology when investing.  We anticipate investors will continue to migrate out of high risk, high multiple stocks and into stocks that will potentially do well as the economy expands.

During the six-month period ended April 30, 2014 the performance of the Fund was quite strong, yet the overall markets have generally been filled with uncertainty and mild upheaval, much like in previous months.  We believe, however, that the economy has been progressing nicely and that there is even better news on the horizon.

Consumer spending, which is a large driver of Gross Domestic Product (approximately 70% of GDP) was and continues to be muted.  The Christmas season proved to be a difficult time for a number of retailers as consumers opted to constrain spending.  Not long after the holidays, the East Coast experienced particularly bad weather, and the consumer chose to defer purchases rather than battle the weather.  The end result of the weather related issues, at least as far as the stock market was concerned, was a temporary lowering in the expectations for company earnings.

Today, although there are still lingering weather related issues, including the West Coast and Midwest droughts, the forecast for spending looks much more promising.  Although we expect to see some moderation going forward, consumer spending ended the quarter on a high note, and we firmly believe it will increase as the year progresses.  We also expect that not only will company earnings improve, but more importantly, revenues should start to improve with the overall strength of the economy.

In fact, we are seeing positive signs in both revenue growth and the all-important corporate capital expenditures levels.  Over the last six months, we have seen a slight disconnect between earnings and revenues, with earnings showing healthy gains, largely due to cost containment, while revenue growth lagged.  With few cost cuts seemingly left to be made, companies appear to be starting to utilize their healthy balance sheets to focus on organic growth, which we expect will drive corporate spending higher.  In fact, we anticipate the U.S. economy should expand nicely over the next 12 to 18 months and that the markets should benefit from this flow of capital.  While excess cash has largely been directed toward acquisitions, increasing dividends, and/or stock buybacks recently, we believe this shift in corporate spending has the potential to reward shareholders over the longer term.

We are confident that there are opportunities in the Small-Cap and Mid-Cap space, especially in some of the more cyclical sectors.  We believe the cyclical companies, which are those companies most sensitive to economic growth, should do well as the economy continues to improve.  The Fund is currently overweight cyclical stocks versus its benchmarks and will remain so until its portfolio is rebalanced later this year.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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The Russell 2000® Index is an unmanaged index commonly used to measure the performance of U.S. small-cap stocks.  The S&P 500 is an index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund invests in small- and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Price-to-sales ratio is a tool for calculating a stock’s valuation relative to other companies.  It is calculated by dividing a stock’s current price by its revenue per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  ©Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Schedule of Investments

HENNESSY CORNERSTONE GROWTH FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Universal Insurance Holdings, Inc.	2.36%
Green Plains Renewable Energy, Inc.	2.33%
Exterran Holdings, Inc.	2.31%
Alaska Air Group, Inc.	2.28%
Delta Air Lines, Inc.	2.26%
Aceto Corp.	2.23%
Southwest Airlines Co.	2.19%
United Rentals, Inc.	2.18%
Targa Resources Corp.	2.16%
Tyson Foods, Inc., Class A	2.16%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS – 95.59%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 24.92%
Advance Auto Parts, Inc.	37,200	$4,511,988	1.85%
Carmike Cinemas, Inc. (a)	164,227	4,870,973	2.00%
Core-Mark Holding Co., Inc.	60,972	4,910,685	2.01%
G-III Apparel Group, Ltd. (a)	69,900	5,016,723	2.05%
Jack in the Box, Inc. (a)	89,400	4,786,476	1.96%
Jarden Corp. (a)	78,700	4,497,705	1.84%
La-Z-Boy, Inc.	171,800	4,162,714	1.71%
MDC Partners, Inc. (b)	187,197	4,571,350	1.87%
New York Times Co.	326,300	5,246,904	2.15%
Papa Johns International, Inc.	97,200	4,263,192	1.75%
The Goodyear Tire & Rubber Co.	174,400	4,394,880	1.80%
Tuesday Morning Corp. (a)	333,911	4,668,076	1.91%
Visteon Corp. (a)	56,700	4,922,127	2.02%
		60,823,793	24.92%

Consumer Staples – 2.16%
Tyson Foods, Inc., Class A	125,400	5,263,038	2.16%

Energy – 8.78%
Exterran Holdings, Inc.	131,100	5,639,922	2.31%
Green Plains Renewable Energy, Inc.	190,200	5,686,980	2.33%
Matrix Service Co. (a)	156,327	4,841,447	1.98%
Targa Resources Corp.	48,800	5,269,912	2.16%
		21,438,261	8.78%

Financials – 7.84%
BGC Partners, Inc.	671,273	4,813,028	1.97%
CNO Financial Group, Inc.	257,600	4,443,600	1.82%
LPL Financial Holdings, Inc.	87,100	4,124,185	1.69%
Universal Insurance Holdings, Inc.	393,500	5,756,905	2.36%
		19,137,718	7.84%

Health Care – 5.75%
Alere, Inc. (a)	133,000	4,442,200	1.82%
CIGNA Corp.	61,700	4,938,468	2.02%
MWI Veterinary Supply, Inc. (a)	29,700	4,652,208	1.91%
		14,032,876	5.75%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 36.36%
Aceto Corp.	248,784	$5,443,394	2.23%
Alaska Air Group, Inc.	59,100	5,560,128	2.28%
Curtiss Wright Corp.	73,800	4,718,772	1.93%
Delta Air Lines, Inc.	149,900	5,520,817	2.26%
Engility Holdings, Inc. (a)	115,346	5,033,700	2.06%
Huntington Ingalls Industries, Inc.	49,300	5,077,900	2.08%
John Bean Technologies Corp.	159,786	4,632,196	1.90%
L-3 Communications Holdings, Inc.	41,600	4,799,392	1.97%
Lennox International, Inc.	53,200	4,459,756	1.83%
Lockheed Martin Corp.	29,400	4,825,716	1.98%
Northrop Grumman Corp.	39,500	4,799,645	1.97%
Orbital Sciences Corp. (a)	171,896	5,053,742	2.07%
Primoris Services Corp.	143,000	4,001,140	1.64%
Raytheon Co.	49,300	4,707,164	1.93%
Southwest Airlines Co.	221,600	5,356,072	2.19%
The Manitowoc Co., Inc.	163,300	5,189,674	2.12%
United Continental Holdings, Inc. (a)	104,200	4,258,654	1.74%
United Rentals, Inc. (a)	56,800	5,329,544	2.18%
		88,767,406	36.36%

Information Technology – 5.81%
CSG Systems International, Inc.	175,000	4,613,000	1.89%
Hewlett-Packard Co.	157,500	5,206,950	2.13%
Super Micro Computer, Inc. (a)	214,900	4,375,364	1.79%
		14,195,314	5.81%

Materials – 3.97%
AK Steel Holding Corp. (a)	686,000	4,802,000	1.97%
PolyOne Corp.	130,600	4,893,582	2.00%
		9,695,582	3.97%
Total Common Stocks
(Cost $207,900,555)		233,353,988	95.59%

RIGHTS – 0.00%
Forest Laboratories, Inc. (a)(c)	5,500	5,225	0.00%

Total Rights
(Cost $0)		5,225	0.00%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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PARTNERSHIPS – 2.07%	Number		% of
	of Shares	Value	Net Assets
Energy – 2.07%
NGL Energy Partners LP	130,579	$5,049,490	2.07%

Total Partnerships
(Cost $4,581,811)		5,049,490	2.07%

SHORT-TERM INVESTMENTS – 1.69%

Money Market Funds – 1.69%
Fidelity Government Portfolio –
Institutional Class, 0.01% (d)	4,116,133	4,116,133	1.69%

Total Money Market Funds
(Cost $4,116,133)		4,116,133	1.69%

Total Short-Term Investments
(Cost $4,116,133)		4,116,133	1.69%

Total Investments
(Cost $216,598,499) – 99.35%		242,524,836	99.35%

Other Assets in
Excess of Liabilities – 0.65%		1,593,578	0.65%
TOTAL NET ASSETS – 100.00%		$244,118,414	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	Security is fair valued in good faith.
(d)	The rate listed is the fund’s 7-day yield as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$60,823,793	$—	$—		$60,823,793
Consumer Staples	5,263,038	—	—		5,263,038
Energy	21,438,261	—	—		21,438,261
Financials	19,137,718	—	—		19,137,718
Health Care	14,032,876	—	—		14,032,876
Industrials	88,767,406	—	—		88,767,406
Information Technology	14,195,314	—	—		14,195,314
Materials	9,695,582	—	—		9,695,582
Total Common Stock	$233,353,988	$—	$—		$233,353,988
Rights	$—	$—	$5,225	*	$5,225
Partnerships
Energy	$5,049,490	$—	$—		$5,049,490
Total Partnerships	$5,049,490	$—	$—		$5,049,490
Short-Term Investments
Money Market Funds	$4,116,133	$—	$—		$4,116,133
Total Short-Term Investments	$4,116,133	$—	$—		$4,116,133
Total Investments	$242,519,611	$—	$5,225		$242,524,836

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

*  Acquired in merger.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights
Balance as of October 31, 2013	$5,225
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
(Sales)	—
Transfer in and/or out of Level 3	—
Balance as of April 30, 2014	$5,225

Net in unrealized appreciation/depreciation during
the year for Level 3 investments held at April 30, 2014	$5,225

The Level 3 investments as of April 30, 2014 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $216,598,499)	$242,524,836
Dividends and interest receivable	69,324
Receivable for fund shares sold	32,450
Receivable for securities sold	5,068,745
Prepaid expenses and other assets	25,591
Total Assets	247,720,946

LIABILITIES:
Payable for securities purchased	3,074,984
Payable for fund shares redeemed	179,482
Payable to advisor	148,829
Payable to administrator	73,009
Payable to auditor	16,816
Accrued service fees	17,979
Accrued interest payable	157
Accrued trustees fees	4,992
Accrued expenses and other payables	86,284
Total Liabilities	3,602,532
NET ASSETS	$244,118,414

NET ASSETS CONSIST OF:
Capital stock	$369,887,091
Accumulated net investment loss	(805,254)
Accumulated net realized loss on investments	(150,889,760)
Unrealized net appreciation on investments	25,926,337
Total Net Assets	$244,118,414

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	218,161,707
Shares issued and outstanding	12,713,439
Net asset value, offering price and redemption price per share	$17.16

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	25,956,707
Shares issued and outstanding	1,482,282
Net asset value, offering price and redemption price per share	$17.51

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,372,887
Interest income	270
Total investment income	1,373,157

EXPENSES:
Investment advisory fees	921,011
Administration, fund accounting, custody and transfer agent fees	248,922
Sub-transfer agent expenses – Investor Class (See Note 5)	162,743
Sub-transfer agent expenses – Institutional Class (See Note 5)	14,430
Service fees – Investor Class (See Note 5)	111,343
Reports to shareholders	22,399
Federal and state registration fees	18,893
Audit fees	12,793
Compliance expense	10,655
Trustees’ fees and expenses	8,380
Legal fees	2,480
Other expenses	12,623
Total expenses before waiver	1,546,672
Administration expense waiver (See Note 5)	(18,467)
Net expenses	1,528,205
NET INVESTMENT LOSS	$(155,048)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$42,943,746
Change in unrealized appreciation on investments	(19,552,664)
Net gain on investments	23,391,082
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,236,034

(1) Net of foreign taxes withheld of $5,114.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment loss	$(155,048)		$(632,613)
Net realized gain on securities	42,943,746		51,423,472
Change in unrealized appreciation (depreciation)
on securities	(19,552,664)		16,444,675
Net increase in net assets resulting from operations	23,236,034		67,235,534

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,670,245		41,940,983
Proceeds from shares subscribed – Institutional Class	593,350		3,016,344
Cost of shares redeemed – Investor Class	(28,092,327	)(1)	(147,291,804)
Cost of shares redeemed – Institutional Class	(3,345,198	)(1)	(20,555,666)
Net decrease in net assets derived
from capital share transactions	(26,173,930)		(122,890,143)
TOTAL DECREASE IN NET ASSETS	(2,937,896)		(55,654,609)

NET ASSETS:
Beginning of period	247,056,310		302,710,919
End of period	$244,118,414		$247,056,310
Undistributed net investment loss, end of period	$(805,254)		$(650,206)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	279,052		3,204,921
Shares sold – Institutional Class	34,811		216,262
Shares redeemed – Investor Class	(1,678,889)		(10,550,825)
Shares redeemed – Institutional Class	(197,699)		(1,522,417)
Net decrease in shares outstanding	(1,562,725)		(8,652,059)

(1)
Net of redemption fees of $34 and $46 for the Investor Class and Institutional Class shares, respectively, related to redemption fees imposed by the FBR Small Cap Fund (which was reorganized into the Fund) during a prior year but not received until the six-month period ended April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Growth Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.65

Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gains (losses) on securities	1.53
Total from investment operations	1.51
Net asset value, end of period	$17.16

TOTAL RETURN	9.65	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$218.16
Ratio of expenses to average net assets	1.26	%(2)
Ratio of net investment loss to average net assets	(0.08	)%(2)
Portfolio turnover rate(3)	82	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$12.38	$9.97	$10.28	$8.81	$8.80

(0.11)	(0.07)	(0.08)	(0.10)	(0.04)
3.38	2.48	(0.23)	1.57	0.05
3.27	2.41	(0.31)	1.47	0.01
$15.65	$12.38	$9.97	$10.28	$8.81

26.41%	24.17%	(3.02)%	16.69%	0.11%

$220.83	$265.60	$184.40	$207.11	$228.96
1.29%	1.34%	1.33%	1.34%	1.36%
(0.26)%	(0.66)%	(0.78)%	(0.89)%	(0.42)%
105%	90%	106%	103%	108%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Growth Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.94

Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gains (losses) on securities	1.54
Total from investment operations	1.57
Net asset value, end of period	$17.51

TOTAL RETURN	9.85	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$25.96
Ratio of expenses to average net assets:
Before expense reimbursement	1.12	%(2)
After expense reimbursement	0.98	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.02	)%(2)
After expense reimbursement	0.12	%(2)
Portfolio turnover rate(3)	82	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$12.57	$10.09	$10.37	$8.86	$8.82

0.01	(0.04)	(0.05)	(0.07)	—
3.36	2.52	(0.23)	1.58	0.04
3.37	2.48	(0.28)	1.51	0.04
$15.94	$12.57	$10.09	$10.37	$8.86

26.81%	24.58%	(2.70)%	17.04%	0.45%

$26.23	$37.11	$2.53	$3.12	$4.68

1.11%	1.11%	1.09%	1.09%	1.11%
0.98%	0.98%	0.98%	0.98%	0.98%

(0.01)%	(0.51)%	(0.55)%	(0.64)%	(0.17)%
0.12%	(0.38)%	(0.44)%	(0.53)%	(0.04)%
105%	90%	106%	103%	108%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio,

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such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

HENNESSY FUNDS                                                                                                        1-800-966-4354

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significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $201,983,346 and $231,661,329, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $148,829.

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The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder servicing fees payable for the Fund as of April 30, 2014 were $17,979.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $177,173.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $230,455.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the six months ended April 30, 2014 were $18,467.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The

HENNESSY FUNDS                                                                                                        1-800-966-4354

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credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$201,929,450
Gross tax unrealized appreciation	$49,734,271
Gross tax unrealized depreciation	(4,414,906)
Net tax unrealized appreciation/depreciation	$45,319,365
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain (loss)	$(194,324,076)
Total accumulated gain (loss)	$(149,004,711)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$ 10,518,607	10/31/16
$183,155,263	10/31/17

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $50,322,514.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $(650,206) and the Fund did not defer, on a tax basis, any post-December loss deferrals.

The Fund did not pay any distributions during fiscal year 2014 (year-to-date) or fiscal year 2013.

8.)  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Cornerstone Growth Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of Hennessy Mutual Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New

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Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$252,177,309(1)	14,754,804	$252,177,309	$252,177,309	Non-taxable

(1)	Included accumulated realized losses and unrealized appreciation in the amounts of $(152,482,828) and $24,938,411, respectively.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,096.50	$6.55

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.55	$6.31

Institutional Class

Actual	$1,000.00	$1,098.50	$5.10

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.26% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on December 4, 2013, the Board of Trustees of the Fund (the “Board”) unanimously approved the investment advisory agreement of the Fund for an initial period of two years.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the investment advisory agreement and the relevant factors for consideration, the Advisor’s most recent Form 10-K, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:
•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.  The Advisor holds a perpetual, royalty-free, exclusive license to the formula used for the Fund.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

• The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, and custodial services.
•	The Board considered that the advisory services to be provided by the Advisor are services required for the operation of the Fund.
•	The Board considered the nature and quality of the advisory services offered by the Advisor to the Fund.
•	The Board considered that the terms of the advisory agreement are fair and reasonable.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the approval of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted approval of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended approval of the advisory agreement.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY FOCUS FUND

Investor Class HFCSX
Institutional Class HFCIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Householding	27
Board Approval of Investment Advisory Agreements	28

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	2.17%	15.07%	18.69%	11.28%
Hennessy Focus Fund –
Institutional Class (HFCIX)(2)	2.31%	15.43%	19.02%	11.49%
Russell 3000® Index	7.83%	20.78%	19.54%	8.10%
Russell MidCap® Growth Index	6.04%	20.62%	21.10%	9.63%

Expense ratios: 1.44% (Investor Class); 1.14% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Focus Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is May 30, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE
BROAD RUN INVESTMENT MANAGEMENT, LLC, SUB-ADVISOR

Portfolio Managers Brian Macauley, CFA, David Rainey, CFA, and Ira Rothberg, CFA, Broad Run Investment Management, LLC (sub-advisor).

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Focus Fund returned 2.17%, underperforming the Russell 3000® Index, the Russell Midcap® Growth Index, and the Morningstar Mid-Cap Growth Category Average, which returned 7.83%, 6.04%, and 3.60% for the same period, respectively.

Leading contributors to the Fund’s performance were O’Reilly Automotive, Inc., Markel Corporation, and The Charles Schwab Corporation, all of which the Fund continues to hold.  Leading detractors from the Fund’s performance were Bally Technologies, Inc., Encore Capital Group, Inc., and CarMax, Inc.  While the stock prices of these three companies declined during the period, the sales and earnings of their underlying businesses increased at what we view as attractive rates.  We continue to have a favorable long-term view of their future business and investment prospects, so the Fund

HENNESSYFUNDS.COM

4

continues to hold these investments.  We invest with a long-term time horizon and encourage shareholders to do the same.  Despite the discussion of six-month results referenced above, we encourage fellow shareholders to evaluate the Fund’s performance over three-, five-, and ten-year periods since shorter time periods can be influenced by many transitory issues unrelated to the growth in intrinsic value of the Fund’s holdings.

Additional Portfolio Manager commentary and related investment outlook:

Selectivity is a hallmark of the Fund.  We focus on holding about two dozen of the best investments we can find from a universe of approximately 2,500 U.S. public companies.  At the same time, in choosing these investments we are very mindful to seek to avoid situations that expose the Fund to large permanent capital losses.  Our view is that long-term performance is determined just as much by what we choose to avoid as by what we choose to own in the Fund.  For example, healthy skepticism and a disciplined valuation overlay enabled the Fund to largely avoid the destruction wrought upon the technology sector during the internet bubble collapse, and also to largely avoid direct exposure to the mortgage debacle that precipitated the Great Recession.

This approach leads us to heavy investment exposure in some sectors and little or no exposure in other sectors.  For example, today the Fund has exposure to just seven of Morningstar’s twelve market sectors, and even then with very different weightings than the overall market.  Since the Fund’s portfolio and sector exposure looks so different than the market indices, we inevitably get performance results that deviate from the market.

We accept that our approach will sometimes lead to short-term periods of under-performance relative to the market indices, but we believe this has allowed the Fund to substantially outperform over the ten-year period ended April 30, 2014.

We continue to find select opportunities in an attempt to enhance the Fund’s portfolio.  During the six-month period, the Fund established positions in Brookfield Asset Management, Inc. and Mistras Group, Inc., while eliminating positions in News Corporation and UTi Worldwide, Inc.  We believe that these new portfolio companies were bought at relatively low valuations and are potentially capable of high-teens annual earnings growth over the next five years.

We continue to have a positive long-term outlook for the Fund.  The Fund’s holdings are predominately a collection of what we believe to be secular growth businesses trading at reasonable valuations.  Our expectation is that the Fund will own these businesses for five- or even ten-year periods.  Over this long-term time horizon, we expect that the Fund’s returns will likely be determined primarily by the growth in earnings power of these businesses.

The Russell 3000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  The Russell Midcap® Growth Index is an unmanaged index commonly used to measure the performance of U.S. medium-capitalization growth stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund may invest in small- and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

6

Schedule of Investments

HENNESSY FOCUS FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
O’Reilly Automotive, Inc.	9.15%
Markel Corp.	8.52%
American Tower Corp., Class A	8.49%
CarMax, Inc.	6.29%
Bally Technologies, Inc.	5.22%
Gaming & Leisure Properties, Inc.	5.14%
Aon PLC	4.95%
Twenty First Century Fox, Inc.	4.51%
The Charles Schwab Corp.	4.27%
Encore Capital Group, Inc.	3.85%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS – 73.73%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 29.03%
Bally Technologies, Inc. (a)	1,169,000	$76,113,590	5.22%
CarMax, Inc. (a)	2,097,740	91,839,057	6.29%
Dick’s Sporting Goods, Inc.	815,767	42,958,290	2.94%
O’Reilly Automotive, Inc. (a)	897,900	133,598,541	9.15%
Penn National Gaming, Inc. (a)	1,197,772	13,367,136	0.92%
Twenty First Century Fox, Inc.	2,057,204	65,871,672	4.51%
		423,748,286	29.03%

Energy – 3.64%
World Fuel Services Corp.	1,168,204	53,200,010	3.64%

Financials – 26.11%
Aon PLC (b)	851,000	72,232,880	4.95%
Brookfield Asset Management, Inc.(b)	119,423	5,022,931	0.35%
Diamond Hill Investment Group, Inc.	83,945	9,965,950	0.68%
Encore Capital Group, Inc. (a)	1,300,849	56,222,694	3.85%
Markel Corp. (a)	198,637	124,330,871	8.52%
Marlin Business Services Corp.	493,638	8,475,765	0.58%
T. Rowe Price Group, Inc.	517,900	42,535,127	2.91%
The Charles Schwab Corp.	2,346,699	62,304,859	4.27%
		381,091,077	26.11%

Health Care – 1.41%
Henry Schein, Inc. (a)	180,000	20,561,400	1.41%

Industrials – 5.10%
American Woodmark Corp. (a)	798,561	23,964,816	1.64%
Mistras Group, Inc. (a)	11,642	264,390	0.02%
Roadrunner Transportation Systems, Inc. (a)	904,200	22,270,446	1.53%
Simpson Manufacturing Company, Inc.	850,000	27,871,500	1.91%
		74,371,152	5.10%

Information Technology – 8.44%
Google, Inc. (a)	68,984	36,331,113	2.49%
Google, Inc., Class A (a)	68,984	36,898,162	2.53%
MICROS Systems, Inc. (a)	971,148	50,014,122	3.42%
		123,243,397	8.44%
Total Common Stocks
(Cost $581,147,127)		1,076,215,322	73.73%

The accompanying notes are an integral part of these financial statements.

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REITS – 13.63%	Number		% of
	of Shares	Value	Net Assets

American Tower Corp., Class A	1,483,679	$123,916,870	8.49%
Gaming & Leisure Properties, Inc.	2,043,407	75,095,207	5.14%

Total REITS
(Cost $81,851,999)		199,012,077	13.63%

SHORT-TERM INVESTMENTS – 12.64%

Money Market Funds – 12.64%
Federated Government Obligations Fund – Class I, 0.01% (c)	72,500,000	72,500,000	4.97%
Federated Treasury Obligations Fund, 0.01% (c)	39,448,162	39,448,162	2.70%
Fidelity Government Portfolio – Institutional Class, 0.01% (c)	72,500,000	72,500,000	4.97%

Total Money Market Funds
(Cost $184,448,162)		184,448,162	12.64%

Total Short-Term Investments
(Cost $184,448,162)		184,448,162	12.64%

Total Investments
(Cost $847,447,288) – 100.00%		1,459,675,561	100.00%
Liabilities in Excess
of Other Assets – 0.00%		(20,981)	0.00%
TOTAL NET ASSETS – 100.00%		$1,459,654,580	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$423,748,286	$—	$—	$423,748,286
Energy	53,200,010	—	—	53,200,010
Financials	381,091,077	—	—	381,091,077
Health Care	20,561,400	—	—	20,561,400
Industrials	74,371,152	—	—	74,371,152
Information Technology	123,243,397	—	—	123,243,397
Total Common Stock	$1,076,215,322	$—	$—	$1,076,215,322
REITS
Financials	$199,012,077	$—	$—	$199,012,077
Short-Term Investments
Money Market Funds	$184,448,162	$—	$—	$184,448,162
Total Short-Term Investments	$184,448,162	$—	$—	$184,448,162
Total Investments	$1,459,675,561	$—	$—	$1,459,675,561

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $847,447,288)	$1,459,675,561
Dividends and interest receivable	214,323
Receivable for fund shares sold	2,682,569
Prepaid expenses and other assets	55,302
Total Assets	1,462,627,755

LIABILITIES:
Payable for fund shares redeemed	1,063,509
Payable to advisor	1,083,310
Payable to administrator	295,624
Payable to auditor	9,476
Accrued distribution fees	296,620
Accrued trustees fees	4,034
Accrued expenses and other payables	220,602
Total Liabilities	2,973,175
NET ASSETS	$1,459,654,580

NET ASSETS CONSIST OF:
Capital stock	$839,109,443
Accumulated net investment income	3,284,876
Accumulated net realized gain on investments	5,031,988
Unrealized net appreciation on investments	612,228,273
Total Net Assets	$1,459,654,580

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	1,199,944,137
Shares issued and outstanding	18,778,206
Net asset value, offering price and redemption price per share	$63.90

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	259,710,443
Shares issued and outstanding	4,010,783
Net asset value, offering price and redemption price per share	$64.75

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$20,618,833
Interest income	8,042
Total investment income	20,626,875

EXPENSES:
Investment advisory fees	6,377,920
Distribution fees – Investor Class (See Note 5)	1,489,317
Administration, fund accounting, custody and transfer agent fees	850,389
Sub-transfer agent expenses – Investor Class (See Note 5)	729,798
Sub-transfer agent expenses – Institutional Class (See Note 5)	75,957
Reports to shareholders	72,473
Federal and state registration fees	28,991
Trustees’ fees and expenses	12,556
Compliance expense	10,655
Audit fees	9,471
Legal fees	3,720
Other expenses	37,044
Total expenses	9,698,291
NET INVESTMENT INCOME	$10,928,584

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$5,030,834
Change in unrealized appreciation on investments	11,022,433
Net gain on investments	16,053,267
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,981,851

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment income (loss)	$10,928,584		$(7,900,190)
Net realized gain on securities	5,030,834		22,730,911
Change in unrealized appreciation on securities	11,022,433		258,060,122
Net increase in net assets resulting from operations	26,981,851		272,890,843

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
Investor Class	(19,269,073)		(58,291,075)
Institutional Class	(3,177,442)		(5,349,797)
Total distributions	(22,446,515)		(63,640,872)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	197,909,569		375,206,953
Proceeds from shares subscribed – Institutional Class	118,466,306		127,598,554
Dividends reinvested – Investor Class	18,773,429		56,748,943
Dividends reinvested – Institutional Class	2,406,086		4,791,826
Cost of shares redeemed – Investor Class	(160,797,597	)(1)	(188,842,828	)(2)
Cost of shares redeemed – Institutional Class	(41,376,276)		(49,900,885)
Net increase in net assets derived
from capital share transactions	135,381,517		325,602,563
TOTAL INCREASE IN NET ASSETS	139,916,853		534,852,534

NET ASSETS:
Beginning of period	1,319,737,727		784,885,193
End of period	$1,459,654,580		$1,319,737,727
Undistributed net investment
income (loss), end of period	$3,284,876		$(7,643,708)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	3,057,033		6,493,694
Shares sold – Institutional Class	1,807,339		2,140,491
Shares issued to holders as
reinvestment of dividends – Investor Class	291,422		1,149,695
Shares issued to holders as
reinvestment of dividends – Institutional Class	36,903		96,221
Shares redeemed – Investor Class	(2,498,958)		(3,380,133)
Shares redeemed – Institutional Class	(630,480)		(920,448)
Net increase in shares outstanding	2,063,259		5,579,520

(1)	Net of redemption fees of $949 related to redemption fees imposed by the FBR Focus Fund during a prior year but not received until the six-month period ended April 30, 2014.
(2)	Net of redemption fees of $1,716 related to redemption fees imposed by the FBR Focus Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Focus Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$63.58

Income from investment operations:
Net investment income (loss)	0.49
Net realized and unrealized gains (losses) on securities	0.89
Total from investment operations	1.38

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.06)
Total distributions	(1.06)
Paid-in capital from redemption fees	—
Net asset value, end of period	$63.90

TOTAL RETURN	2.17	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1,199.94
Ratio of expenses to average net assets	1.42	%(4)
Ratio of net investment loss to average net assets	1.50	%(4)
Portfolio turnover rate(3)	2	%(5)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(4)	Annualized.
(5)	Not annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011		2010	2009

$51.78	$49.80	$47.57		$37.56	$37.40

(0.32)	(0.39)	(0.50	)(1)	(0.64)	(0.42)
16.44	7.61	4.44		10.65	5.76
16.12	7.22	3.94		10.01	5.34

—	—	—		—	—
(4.32)	(5.24)	(1.72)		—	(5.19)
(4.32)	(5.24)	(1.72)		—	(5.19)
0.00 (2)	0.00 (2)	0.01		0.00 (2)	0.01
$63.58	$51.78	$49.80		$47.57	$37.56

33.54%	16.17%	8.35%		26.65%	17.74%

$1,139.85	$707.61	$611.34		$670.84	$759.77
1.43%	1.41%	1.44%		1.51%	1.43%
(0.85)%	(0.79)%	(1.01)%		(1.31)%	(1.16)%
4%	13%	13%		5%	5%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Focus Fund

For an Institutional Class share outstanding throughout each period*

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$64.32

Income from investment operations:
Net investment income	0.46
Net realized and unrealized gains on securities	1.03
Total from investment operations	1.49

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.06)
Total distributions	(1.06)
Paid-in capital from redemption fees	—
Net asset value, end of period	$64.75

TOTAL RETURN	2.31	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$259.71
Ratio of expenses to average net assets	1.11	%(4)
Ratio of net investment income (loss) to average net assets	1.75	%(4)
Portfolio turnover rate(3)	2	%(5)

*	Per share amounts have been restated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(4)	Annualized.
(5)	Not annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011		2010	2009

$52.19	$50.02	$47.64		$37.84	$130.93

(0.13)	(0.22)	(0.37	)(1)	(0.41)	(0.25)
16.58	7.63	4.47		10.58	0.59
16.45	7.41	4.10		10.17	0.34

—	—	—		(0.37)	—
(4.32)	(5.24)	(1.72)		—	(93.45)
(4.32)	(5.24)	(1.72)		(0.37)	(93.45)
—	0.00 (2)	0.00	(2)	0.00 (2)	0.02
$64.32	$52.19	$50.02		$47.64	$37.84

33.94%	16.51%	8.53%		27.32%	18.15%

$179.89	$77.28	$49.01		$36.81	$34.23
1.13%	1.12%	1.15%		1.26%	1.15%
(0.52)%	(0.52)%	(0.76)%		(1.06)%	(0.88)%
4%	13%	13%		5%	5%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Focus Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”)..

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

HENNESSY FUNDS                                                                                                        1-800-966-4354

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significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $111,281,242 and $21,687,201, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $1,083,310.

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The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $805,755.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $850,389.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if

HENNESSY FUNDS                                                                                                        1-800-966-4354

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necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$716,452,529
Gross tax unrealized appreciation	$605,898,829
Gross tax unrealized depreciation	(4,692,989)
Net tax unrealized appreciation/depreciation	$601,205,840
Undistributed ordinary income	$—
Undistributed long-term capital gains	22,447,669
Total distributable earnings	$22,447,669
Other accumulated gain (loss)	$(7,643,708)
Total accumulated gain (loss)	$616,009,801

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $(7,643,708) and the Fund did not defer, on a tax basis, any post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$—	$—
Long-term capital gain	22,446,515	63,640,872
	$22,446,515	$63,640,872

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,021.70	$7.12

Hypothetical (5% return
before expenses)	$1,000.00	$1,017.75	$7.10

Institutional Class

Actual	$1,000.00	$1,023.10	$5.57

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.29	$5.56

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.42% for Investor Class shares or 1.11% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreements

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory and sub-advisory agreements and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:
•
The Advisor oversees the sub-advisor for the Fund. The sub-advisor acts as the portfolio manager to the Fund, managing the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

	•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
	•	The Advisor oversees the use of soft dollars for the Fund.
	•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and the Fund’s other service providers, conducting on-site visits to the sub-advisor and the Fund’s other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

	•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
	•	The Advisor is actively involved with preparing regulatory filings for the Fund.
	•	The Advisor oversees proxy voting for the Fund.
	•	The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab,

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Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

	•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor and the sub-advisor of the Fund to those of funds similar in asset size and investment objective to the Fund and concluded the advisory and sub-advisory fees of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the investment advisory and sub-advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY CORNERSTONE
MID CAP 30 FUND

Investor Class HFMDX
Institutional Class HIMDX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Federal Tax Distribution Information	30
Householding	30
Board Approval of Investment Advisory Agreement	31

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Mid Cap 30 Fund –
Investor Class (HFMDX)	12.71%	19.76%	21.27%	12.17%
Hennessy Cornerstone
Mid Cap 30 Fund –
Institutional Class (HIMDX)(2)	12.88%	20.18%	21.71%	12.42%
Russell Midcap® Index	7.76%	21.25%	21.87%	10.40%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

Expense ratios: 1.31% (Investor Class); Gross 1.11%, Net 0.98%(3) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 3, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(3)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 12.71%, significantly outperforming the Russell Midcap® Index, the S&P 500 Index, and the Morningstar Mid-Cap Blend Category Average, which returned 7.76%, 8.36%, and 6.73% for the same period, respectively.

We are very pleased with the overall performance of the Fund during the previous six months versus its benchmarks.  The Fund’s relative outperformance was driven partly by allocation and performance in seven of the ten sectors in which the Fund was invested, but the primary driver of the Fund’s performance was underlying stock selection.  The biggest contribution to the Fund’s outperformance versus its benchmarks was in the

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Industrial sector, where the Fund’s overweighting and stock selection amounted to roughly half of the outperformance relative to the Russell Midcap® Index.  The largest detractor to the Fund’s performance was its under-allocation to the Utilities sector, which dragged down performance by 20 basis points, or 0.2% of overall performance.

Additional Portfolio Manager commentary and related investment outlook:

The goal of the Fund is to perform better than its benchmarks over time with a lower risk profile.  By having a concentrated portfolio of just 30 stocks, the outperformance of even just a few stocks can have a meaningful impact on the overall performance of the Fund.  We believe that having 30 positions in the portfolio provides ample diversification across the Mid-Cap domestic equity market.  Modern portfolio theory suggests that a level of approximately 94% diversification can be achieved with exposure to only 30 issuers, and that achieving 100% diversification requires exposure to approximately another 240 issuers.

If you have watched the financial news or opened the investing section of a newspaper lately, you have probably heard or read that high multiple stocks have dropped fairly precipitously.  By adhering to our strict investment methodology, we have been largely able to sidestep the recent downturn in sectors like social media and biotechnology.  By employing a strict price-to-sales ratio limit of 1.5, we invest in what we deem to be reasonably valued companies rather than those stocks whose price is predicated on expected future growth.  This growth at a reasonable price approach has served us well, and we believe wholeheartedly in utilizing this methodology when investing.  We anticipate investors will continue to migrate out of high risk, high multiple stocks and into stocks that will potentially do well as the economy expands.

Although we expect to see some moderation going forward, consumer spending ended the quarter on a high note, and we firmly believe it will increase as the year progresses.  We also expect that not only will company earnings improve, but more importantly, revenues should start to improve with the overall strength of the economy.

In fact, we are seeing positive signs in both revenue growth and the all-important corporate capital expenditures levels.  Over the last six months, we have seen a slight disconnect between earnings and revenues, with earnings showing healthy gains, largely due to cost containment, while revenue growth lagged.  With few cost cuts seemingly left to be made, companies appear to be starting to utilize their healthy balance sheets to focus on organic growth, which we expect will drive corporate spending higher.  In fact, we anticipate that the U.S. economy should expand nicely over the next 12 to 18 months and that the markets should benefit from this flow of capital.  While excess cash has largely been directed toward acquisitions, increasing dividends, and/or stock buybacks recently, we believe this shift in corporate spending has the potential to reward shareholders over the longer term.

We are confident that there are opportunities in the Mid-Cap space (companies with a market capitalization of $1 billion to $10 billion, in which the Fund invests), especially in some of the more cyclical sectors.  We believe the cyclical companies, which are those companies most sensitive to economic growth, should do well as the economy continues to improve.  The Fund is currently overweight cyclical stocks versus its benchmarks and will remain so until its portfolio is rebalanced later this year.

The Russell Midcap® Index is an unmanaged index commonly used to measure the performance of U.S. medium-capitalization stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund invests in medium-

HENNESSY FUNDS                                                                                                        1-800-966-4354

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capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.  Basis point is a unit equal to 1/100th of 1%.  Price-to-sales is a tool for calculating relative valuation and is the market price per share divided by revenue per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

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Schedule of Investments

HENNESSY CORNERSTONE MID CAP 30 FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Avis Budget Group, Inc.	5.18%
Huntington Ingalls Industries, Inc.	4.52%
Alaska Air Group, Inc.	4.37%
Genworth Financial, Inc.	4.09%
Skechers USA, Inc.	3.98%
Hanesbrands, Inc.	3.88%
Sunpower Corp.	3.78%
Pilgrim’s Pride Corp.	3.74%
ITT Corp.	3.55%
Swift Transportation Co.	3.53%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS – 95.57%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 35.74%
American Axle & Manufacturing Holdings, Inc. (a)	344,700	$6,083,955	2.64%
Brunswick Corp.	170,800	6,864,452	2.98%
Cracker Barrel Old Country Store, Inc.	66,200	6,271,788	2.72%
Hanesbrands, Inc.	108,900	8,939,601	3.88%
Lear Corp.	94,900	7,882,394	3.42%
Lithia Motors, Inc.	93,600	6,952,608	3.01%
Skechers USA, Inc. (a)	223,900	9,177,661	3.98%
Tenneco, Inc. (a)	135,100	8,088,437	3.51%
The Goodyear Tire & Rubber Co.	303,600	7,650,720	3.32%
Visteon Corp. (a)	90,600	7,864,986	3.41%
Wendy’s Co.	797,500	6,627,225	2.87%
		82,403,827	35.74%

Consumer Staples – 6.53%
Flowers Foods, Inc.	313,800	6,439,176	2.79%
Pilgrim’s Pride Corp. (a)	394,100	8,615,026	3.74%
		15,054,202	6.53%

Financials – 10.27%
American Equity Investment Life Holding Co.	322,500	7,520,700	3.26%
AmTrust Financial Services, Inc.	174,600	6,751,782	2.93%
Genworth Financial, Inc. (a)	527,300	9,412,305	4.08%
		23,684,787	10.27%

Health Care – 6.43%
Omnicare, Inc.	123,400	7,313,918	3.17%
Universal Health Services, Inc.	91,800	7,508,322	3.26%
		14,822,240	6.43%

Industrials – 27.11%
Alaska Air Group, Inc.	107,200	10,085,376	4.37%
Avis Budget Group, Inc. (a)	227,000	11,937,930	5.18%
Huntington Ingalls Industries, Inc.	101,100	10,413,300	4.52%
ITT Corp.	190,000	8,196,600	3.55%
Oshkosh Corp.	140,000	7,771,400	3.37%
Swift Transportation Co. (a)	338,700	8,145,735	3.53%
URS Corp.	126,500	5,960,680	2.59%
		62,511,021	27.11%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 9.49%
Ciena Corp. (a)	274,000	$5,416,980	2.35%
Computer Sciences Corp.	131,100	7,758,498	3.36%
Sunpower Corp. (a)	260,600	8,709,252	3.78%

		21,884,730	9.49%

Total Common Stocks
(Cost $191,702,456)		220,360,807	95.57%

SHORT-TERM INVESTMENTS – 4.51%

Money Market Funds – 4.51%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	10,386,187	10,386,187	4.51%

Total Money Market Funds
(Cost $10,386,187)		10,386,187	4.51%

Total Short-Term Investments
(Cost $10,386,187)		10,386,187	4.51%

Total Investments
(Cost $202,088,643) – 100.08%		230,746,994	100.08%
Liabilities in Excess of
Other Assets – (0.08)%		(181,897)	(0.08)%
TOTAL NET ASSETS – 100.00%		$230,565,097	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$82,403,827	$—	$—	$82,403,827
Consumer Staples	15,054,202	—	—	15,054,202
Financials	23,684,787	—	—	23,684,787
Health Care	14,822,240	—	—	14,822,240
Industrials	62,511,021	—	—	62,511,021
Information Technology	21,884,730	—	—	21,884,730
Total Common Stock	$220,360,807	$—	$—	$220,360,807
Short-Term Investments
Money Market Funds	$10,386,187	$—	$—	$10,386,187
Total Short-Term Investments	$10,386,187	$—	$—	$10,386,187
Total Investments	$230,746,994	$—	$—	$230,746,994

Transfers between levels are recognized at the end of the reporting period.  During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $202,088,643)	$230,746,994
Dividends and interest receivable	61,599
Receivable for fund shares sold	1,001,725
Receivable for securities sold	9,598,571
Prepaid expenses and other assets	31,187
Total Assets	241,440,076

LIABILITIES:
Payable for securities purchased	10,394,748
Payable for fund shares redeemed	190,156
Payable to advisor	137,298
Payable to administrator	60,329
Payable to auditor	13,891
Accrued service fees	14,040
Accrued interest payable	551
Accrued trustees fees	4,755
Accrued expenses and other payables	59,211
Total Liabilities	10,874,979
NET ASSETS	$230,565,097

NET ASSETS CONSIST OF:
Capital stock	$198,486,007
Accumulated net investment loss	(37,733)
Accumulated net realized gain on investments	3,458,472
Unrealized net appreciation on investments	28,658,351
Total Net Assets	$230,565,097

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	174,637,921
Shares issued and outstanding	9,643,958
Net asset value, offering price and redemption price per share	$18.11

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	55,927,176
Shares issued and outstanding	3,033,962
Net asset value, offering price and redemption price per share	$18.43

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$912,557
Interest income	334
Total investment income	912,891

EXPENSES:
Investment advisory fees	803,688
Administration, fund accounting, custody and transfer agent fees	217,213
Sub-transfer agent expenses – Investor Class (See Note 5)	145,096
Sub-transfer agent expenses – Institutional Class (See Note 5)	23,558
Service fees – Investor Class (See Note 5)	82,431
Federal and state registration fees	23,555
Reports to shareholders	17,257
Compliance expense	10,655
Audit fees	9,868
Trustees’ fees and expenses	7,878
Legal fees	2,480
Other expenses	10,428
Total expenses before waiver	1,354,107
Administration expense waiver (See Note 5)	(32,882)
Net expenses	1,321,225
NET INVESTMENT LOSS	$(408,334)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$5,310,089
Change in unrealized appreciation on investments	21,216,002
Net gain on investments	26,526,091
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,117,757

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:
Net investment income (loss)	$(408,334)	$1,152,317
Net realized gain on securities	5,310,089	59,762,626
Change in unrealized appreciation (depreciation)
on securities	21,216,002	(20,009,895)
Net increase in net assets resulting from operations	26,117,757	40,905,048

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(171,607)	(1,650,619)
Institutional Class	(182,037)	(675,237)
Net realized gains
Investor Class	(11,906,252)	—
Institutional Class	(3,717,057)	—
Total distributions	(15,976,953)	(2,325,856)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	15,579,565	57,117,732
Proceeds from shares subscribed – Institutional Class	5,447,548	22,736,273
Dividends reinvested – Investor Class	11,873,074	1,616,989
Dividends reinvested – Institutional Class	3,660,618	657,114
Cost of shares redeemed – Investor Class	(19,908,377)	(74,701,969)
Cost of shares redeemed – Institutional Class	(6,863,182)	(22,841,934)
Net increase (decrease) in net assets derived
from capital share transactions	9,789,246	(15,415,795)
TOTAL INCREASE IN NET ASSETS	19,930,050	23,163,397

NET ASSETS:
Beginning of period	210,635,047	187,471,650
End of period	$230,565,097	$210,635,047
Undistributed net investment income (loss),
end of period	$(37,733)	$724,245

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets - Continued

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	885,283	3,548,784
Shares sold – Institutional Class	308,449	1,394,219
Shares issued to holders as
reinvestment of dividends – Investor Class	706,175	114,114
Shares issued to holders as
reinvestment of dividends – Institutional Class	213,582	45,696
Shares redeemed – Investor Class	(1,154,089)	(4,826,744)
Shares redeemed – Institutional Class	(392,822)	(1,443,416)
Net increase (decrease) in shares outstanding	566,578	(1,167,347)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Mid Cap 30 Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.32

Income from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gains on investments	2.14
Total from investment operations	2.10

Less distributions:
Dividends from net investment income	(0.02)
Dividends from net realized gains	(1.29)
Total distributions	(1.31)
Net asset value, end of period	$18.11

TOTAL RETURN	12.71	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$174.64
Ratio of expenses to average net assets	1.29	%(2)
Ratio of net investment income (loss) to average net assets	(0.45	)%(2)
Portfolio turnover rate(3)	8	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$14.06	$12.15	$11.18	$8.73	$8.02

0.09	0.08	(0.09)	(0.03)	(0.02)
3.35	1.83	1.06	2.48	0.73
3.44	1.91	0.97	2.45	0.71

(0.18)	—	—	—	—
—	—	—	—	—
(0.18)	—	—	—	—
$17.32	$14.06	$12.15	$11.18	$8.73

24.78%	15.72%	8.68%	28.06%	8.85%

$159.45	$145.85	$146.23	$123.20	$128.36
1.31%	1.37%	1.36%	1.39%	1.39%
0.51%	0.59%	(0.79)%	(0.26)%	(0.20)%
212%	25%	107%	87%	90%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Mid Cap 30 Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.62

Income from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gains on investments	2.18
Total from investment operations	2.16

Less distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gains	(1.29)
Total distributions	(1.35)
Net asset value, end of period	$18.43

TOTAL RETURN	12.88	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$55.93
Ratio of expenses to average net assets:
Before expense reimbursement	1.11	%(2)
After expense reimbursement	0.98	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.27	)%(2)
After expense reimbursement	(0.14	)%(2)
Portfolio turnover rate(3)	8	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$14.31	$12.32	$11.29	$8.78	$8.04

0.14	0.09	(0.05)	0.02	0.02
3.41	1.90	1.08	2.49	0.72
3.55	1.99	1.03	2.51	0.74

(0.24)	—	—	—	—
—	—	—	—	—
(0.24)	—	—	—	—
$17.62	$14.31	$12.32	$11.29	$8.78

25.15%	16.15%	9.12%	28.59%	9.20%

$51.19	$41.62	$24.06	$21.38	$27.44

1.11%	1.16%	1.14%	1.16%	1.15%
0.98%	0.98%	0.98%	0.98%	0.98%

0.71%	0.90%	(0.41)%	(0.03)%	0.04%
0.84%	1.08%	(0.57)%	0.15%	0.21%
212%	25%	107%	87%	90%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio,

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such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value

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drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be

HENNESSY FUNDS                                                                                                        1-800-966-4354

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given consideration in determining a fair value of a security.  Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market.  Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $17,933,724 and $27,934,744, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $137,298.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98%

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of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder servicing fees payable for the Fund as of April 30, 2014 were $14,040.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $168,654.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS for the six months ended April 30, 2014 were $184,331.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the six months ended April 30, 2014 were $32,882.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$203,302,306
Gross tax unrealized appreciation	$11,718,602
Gross tax unrealized depreciation	(4,276,253)
Net tax unrealized appreciation/depreciation	$7,442,349
Undistributed ordinary income	$724,245
Undistributed long-term capital gains	15,252,709
Total distributable earnings	$15,976,954
Other accumulated gain (loss)	$(1,481,017)
Total accumulated gain (loss)	$21,938,286

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$1,481,017	10/31/16

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $43,512,280.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$353,644	$2,325,856
Long-term capital gain	15,623,309	—
	$15,976,953	$2,325,856

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Cornerstone Mid Cap 30 Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of Hennessy Mutual Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

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	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$223,166,917(1)	12,549,357	$223,166,917	$223,166,917	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $15,487,981 and $27,823,920, respectively.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,127.10	$6.80

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.40	$6.46

Institutional Class

Actual	$1,000.00	$1,128.80	$5.17

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on December 4, 2013, the Board of Trustees of the Fund (the “Board”) unanimously approved the investment advisory agreement of the Fund for an initial period of two years.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the investment advisory agreement and the relevant factors for consideration, the Advisor’s most recent Form 10-K, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:
•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

• The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, and custodial services.
•	The Board considered that the advisory services to be provided by the Advisor are services required for the operation of the Fund.
•	The Board considered the nature and quality of the advisory services offered by the Advisor to the Fund.
•	The Board considered that the terms of the advisory agreement are fair and reasonable.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the approval of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted approval of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

31

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended approval of the advisory agreement.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY CORNERSTONE
LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Federal Tax Distribution Information	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

HENNESSYFUNDS.COM

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

			Since
	Six	One	Five	Inception
	Months(1)	Year	Years	(3/20/09)
Hennessy Large Growth Fund –
Investor Class (HFLGX)	12.70%	28.53%	20.41%	23.31%
Hennessy Large Growth Fund –
Institutional Class (HILGX)	12.81%	28.82%	20.75%	23.65%
Russell 1000® Index	8.25%	20.81%	19.52%	22.23%
S&P 500 Index	8.36%	20.44%	19.14%	21.72%

Expense ratios: 1.19% (Investor Class); Gross 1.10%, Net 0.98%(2) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 12.70%, significantly outperforming the Russell 1000® Index, the S&P 500 Index, and the Morningstar Large Blend Category Average, which returned 8.25%, 8.36%, and 7.41% for the same period, respectively.

We are very pleased with the overall performance of the Fund during the previous six months versus its benchmarks.  The Fund’s relative outperformance was driven entirely by stock selection, as asset allocation had a very slight negative effect on the portfolio.  The biggest contribution to the Fund’s outperformance versus its benchmarks was stock selection in the Industrial and Information Technology sectors, which accounted for over half of the outperformance relative to the Russell 1000® Index.  The largest detractor to the Fund’s performance was its cash holdings, which are targeted at less than 5% of the Fund’s total net assets and which averaged approximately 3.5% for the six-month period.

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Additional Portfolio Manager commentary and related investment outlook:

During the last six months, we saw a continued trend of companies beating earnings expectations, but not quite meeting revenue targets.  We believe this trend is abating and that we should see better earnings and revenue numbers in the coming year.  While top line revenue growth was muted due to a slow growth environment and weather-related issues, companies are still doing well.  Corporate profits continue to reach new highs due to deferred capital expenditure plans, combined with tempered cost cutting.

We feel, however, that we are in the midst of a change, and an important one for the future of the bull market.  We are seeing positive signs in both revenue growth and the all-important corporate capital expenditures levels.  Over the last six months, we have seen a slight disconnect between earnings and revenues, with earnings showing healthy gains, largely due to cost containment, while revenue growth lagged.  With few cost cuts seemingly left to be made, companies appear to be starting to utilize their healthy balance sheets to focus on organic growth, and we expect that will drive corporate spending higher.  In fact, we anticipate the U.S. economy should expand nicely over the next 12 to 18 months and that the markets should benefit from this flow of capital.  While excess cash has largely been directed toward acquisitions, increasing dividends, and/or stock buybacks recently, we believe this shift in corporate spending has the potential to reward shareholders over the longer term.  One of the key criteria we use in the stock selection process for the Fund is return on total capital, which is essentially a profitability ratio that measures a return on investment.  What it really indicates is how successfully a company turns capital into profits.  We believe companies are now shifting towards organic growth via capital expenditure plans and that they are very well positioned to do so.  We are pleased that the companies selected for inclusion in the Fund’s portfolio through our stock selection methodology appear to be leading their respective industries in creating value for their shareholders.

We believe the attractiveness of equity prices coupled with an extremely low interest rate environment have many investors seeking high quality, dividend-paying growth companies (note that 46 out of the 50 stocks within the portfolio pay a dividend).  In our view, investing in growth companies that pay a dividend can provide an exciting potential to generate current income, coupled with the potential price appreciation of the stock.

The Russell 1000® Index and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Schedule of Investments

HENNESSY CORNERSTONE LARGE GROWTH FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Delta Air Lines, Inc.	2.24%
Halliburton Co.	2.23%
SanDisk Corp.	2.19%
Lorillard, Inc.	2.12%
Kroger Co.	2.09%
Caterpillar, Inc.	2.09%
Hewlett-Packard Co.	2.07%
Eli Lilly & Co.	2.05%
Union Pacific Corp.	2.02%
AutoZone, Inc.	2.01%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

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COMMON STOCKS – 94.41%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 17.48%
AutoZone, Inc. (a)	4,400	$2,349,116	2.01%
Bed Bath & Beyond, Inc. (a)	25,800	1,602,954	1.37%
Coach, Inc.	36,900	1,647,585	1.41%
DIRECTV (a)	30,100	2,335,760	2.00%
Dollar General Corp. (a)	34,000	1,918,960	1.64%
Ford Motor Co.	133,800	2,160,870	1.85%
Lowes Companies, Inc.	42,400	1,946,584	1.67%
Macy’s, Inc.	38,800	2,228,284	1.91%
McDonald’s Corp.	21,500	2,179,670	1.86%
The Gap, Inc.	52,500	2,063,250	1.76%
		20,433,033	17.48%

Consumer Staples – 19.03%
Altria Group, Inc.	55,000	2,206,050	1.89%
General Mills, Inc.	42,100	2,232,142	1.91%
Kimberly Clark Corp.	19,900	2,233,775	1.91%
Kraft Foods Group, Inc.	38,800	2,206,168	1.89%
Kroger Co.	53,100	2,444,724	2.09%
Lorillard, Inc.	41,700	2,477,814	2.12%
Pepsico, Inc.	25,200	2,164,428	1.85%
Philip Morris International, Inc.	24,300	2,075,949	1.78%
Sysco Corp.	57,600	2,098,368	1.79%
Wal-Mart Stores, Inc.	26,400	2,104,344	1.80%
		22,243,762	19.03%

Energy – 13.37%
Chevron Corp.	16,700	2,096,184	1.79%
ConocoPhillips	29,700	2,207,007	1.89%
Exxon Mobil Corp.	20,900	2,140,369	1.83%
Halliburton Co.	41,400	2,611,098	2.23%
HollyFrontier Corp.	42,100	2,214,039	1.90%
Marathon Oil Corp.	60,100	2,172,615	1.86%
Marathon Petroleum Corp.	23,500	2,184,325	1.87%
		15,625,637	13.37%

Health Care – 5.69%
Baxter International, Inc.	29,975	2,181,880	1.87%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care (Continued)
Eli Lilly & Co.	40,600	$2,399,460	2.05%
UnitedHealth Group, Inc.	27,600	2,071,104	1.77%
		6,652,444	5.69%

Industrials – 21.32%
Caterpillar, Inc.	23,100	2,434,740	2.09%
CSX Corp.	73,000	2,060,060	1.76%
Cummins, Inc.	14,900	2,247,665	1.92%
Deere & Co.	22,900	2,137,486	1.83%
Delta Air Lines, Inc.	71,000	2,614,930	2.24%
Illinois Tool Works, Inc.	24,800	2,113,704	1.81%
Lockheed Martin Corp.	14,100	2,314,374	1.98%
Northrop Grumman Corp.	18,300	2,223,633	1.90%
Raytheon Co.	23,400	2,234,232	1.91%
Union Pacific Corp.	12,400	2,361,332	2.02%
United Technologies Corp.	18,400	2,177,272	1.86%
		24,919,428	21.32%

Information Technology – 15.65%
Apple, Inc.	3,850	2,271,847	1.94%
Hewlett-Packard Co.	73,200	2,419,992	2.07%
Intel Corp.	80,500	2,148,545	1.84%
International Business Machines Corp.	11,100	2,180,817	1.86%
Microsoft Corp.	56,200	2,270,480	1.94%
Oracle Corp.	55,200	2,256,576	1.93%
SanDisk Corp.	30,100	2,557,597	2.19%
Western Digital Corp.	24,900	2,194,437	1.88%
		18,300,291	15.65%

Materials – 1.87%
CF Industries Holdings, Inc.	8,900	2,182,013	1.87%

Total Common Stocks
(Cost $88,298,786)		110,356,608	94.41%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SHORT-TERM INVESTMENTS – 3.48%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.48%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	4,067,705	$4,067,705	3.48%

Total Money Market Funds
(Cost $4,067,705)		4,067,705	3.48%

Total Short-Term Investments
(Cost $4,067,705)		4,067,705	3.48%

Total Investments
(Cost $92,366,491) – 97.89%		114,424,313	97.89%
Other Assets in Excess
of Liabilities – 2.11%		2,465,060	2.11%
TOTAL NET ASSETS – 100.00%		$116,889,373	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.

Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$20,433,033	$—	$—	$20,433,033
Consumer Staples	22,243,762	—	—	22,243,762
Energy	15,625,637	—	—	15,625,637
Health Care	6,652,444	—	—	6,652,444
Industrials	24,919,428	—	—	24,919,428
Information Technology	18,300,291	—	—	18,300,291
Materials	2,182,013	—	—	2,182,013
Total Common Stock	$110,356,608	$—	$—	$110,356,608
Short-Term Investments
Money Market Funds	$4,067,705	$—	$—	$4,067,705
Total Short-Term Investments	$4,067,705	$—	$—	$4,067,705
Total Investments	$114,424,313	$—	$—	$114,424,313

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $92,366,491)	$114,424,313
Dividends and interest receivable	81,349
Receivable for fund shares sold	2,528,381
Prepaid expenses and other assets	17,616
Total Assets	117,051,659

LIABILITIES:
Payable for fund shares redeemed	15,200
Payable to advisor	68,568
Payable to administrator	35,997
Payable to auditor	13,698
Accrued service fees	7,871
Accrued interest payable	70
Accrued trustees fees	4,705
Accrued expenses and other payables	16,177
Total Liabilities	162,286
NET ASSETS	$116,889,373

NET ASSETS CONSIST OF:
Capital stock	$81,062,020
Accumulated net investment income	545,331
Accumulated net realized gain on investments	13,224,200
Unrealized net appreciation on investments	22,057,822
Total Net Assets	$116,889,373

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	97,926,420
Shares issued and outstanding	6,807,249
Net asset value, offering price and redemption price per share	$14.39

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	18,962,953
Shares issued and outstanding	1,307,178
Net asset value, offering price and redemption price per share	$14.51

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,166,055
Interest income	189
Total investment income	1,166,244

EXPENSES:
Investment advisory fees	399,157
Administration, fund accounting, custody and transfer agent fees	107,880
Service fees – Investor Class (See Note 5)	45,745
Federal and state registration fees	17,901
Sub-transfer agent expenses – Investor Class (See Note 5)	14,411
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,924
Compliance expense	10,655
Audit fees	8,855
Trustees’ fees and expenses	7,289
Reports to shareholders	5,852
Legal fees	2,480
Other expenses	6,489
Total expenses before waiver	631,638
Administration expense waiver (See Note 5)	(10,725)
Net expenses	620,913
NET INVESTMENT INCOME	$545,331

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$16,269,997
Change in unrealized appreciation on investments	(3,817,772)
Net gain on investments	12,452,225
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,997,556

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment income	$545,331		$1,194,449
Net realized gain on securities	16,269,997		6,201,807
Change in unrealized appreciation (depreciation) on securities	(3,817,772)		17,304,019
Net increase in net assets resulting from operations	12,997,556		24,700,275

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(985,143)		(719,396)
Institutional Class	(209,291)		(361,073)
Net realized gains
Investor Class	(4,397,057)		(117,309)
Institutional Class	(781,018)		(52,078)
Total distributions	(6,372,509)		(1,249,856)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,125,396		1,740,370
Proceeds from shares subscribed – Institutional Class	2,651,544		815,827
Dividends reinvested – Investor Class	5,021,319		780,066
Dividends reinvested – Institutional Class	949,886		406,311
Cost of shares redeemed – Investor Class	(3,615,427)		(8,522,055)
Cost of shares redeemed – Institutional Class	(1,828,759	)(1)	(23,485,757)
Net increase (decrease) in net assets derived
from capital share transactions	5,303,959		(28,265,238)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,929,006		(4,814,819)

NET ASSETS:
Beginning of period	104,960,367		109,775,186
End of period	$116,889,373		$104,960,367
Undistributed net investment income, end of period	$545,331		$1,194,434

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	151,883		149,494
Shares sold – Institutional Class	187,576		68,395
Shares issued to holders as reinvestment
of dividends – Investor Class	375,434		72,353
Shares issued to holders as reinvestment
of dividends – Institutional Class	70,320		37,405
Shares redeemed – Investor Class	(264,468)		(720,532)
Shares redeemed – Institutional Class	(133,936)		(2,050,571)
Net increase (decrease) in shares outstanding	386,809		(2,443,456)

(1)
Net of redemption fees of $3 related to redemption fees imposed by the FBR Large Cap Fund (which was reorganized into the Fund) during a prior year but not received until the six-month period ended April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Large Growth Fund

For an Investor Class share outstanding throughout each period
	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.56

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gains (losses) on securities	1.59
Total from investment operations	1.65

Less distributions:
Dividends from net investment income	(0.14)
Dividends from net realized gains	(0.68)
Total distributions	(0.82)
Net asset value, end of period	$14.39

TOTAL RETURN	12.70	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$97.93
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.18	%(5)
After expense reimbursement/recoupment	1.18	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.98	%(5)
After expense reimbursement/recoupment	0.98	%(5)
Portfolio turnover rate(6)	49	%(4)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31 from September 30.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Large Cap Growth Fund, Class S shares.  The assets of the Tamarack Large Cap Growth Fund were acquired by the Hennessy Cornerstone Large Growth Fund on March 20, 2009.  At the time, RBC Global Asset Management (U.S.), Inc. (formerly known as Voyageur Asset Management, Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Large Cap Growth Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.30)%.  The return of the Hennessy Cornerstone Large Growth Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 42.64%.

(3)	Amount is less than $0.01 or ($0.01).
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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				One Month Ended		Year Ended
Year Ended October 31,				October 31,		September 30,
2013	2012	2011	2010	2009(1)		2009(2)

$10.77	$12.37	$11.70	$9.49	$9.60		$10.09

0.14	0.13	0.09	0.09	0.00	(3)	0.05
2.77	0.80	0.69	2.17	(0.11)		(0.54)
2.91	0.93	0.78	2.26	(0.11)		(0.49)

(0.10)	(0.07)	(0.09)	(0.05)	—		—
(0.02)	(2.46)	(0.02)	—	—		—
(0.12)	(2.53)	(0.11)	(0.05)	—		—
$13.56	$10.77	$12.37	$11.70	$9.49		$9.60

27.32%	9.14%	6.70%	23.88%	(1.15	)%(4)	(4.86)%

$88.77	$75.83	$77.88	$78.83	$69.41		$70.61

1.19%	1.27%	1.26%	1.30%	1.26	%(5)	1.40%
1.19%	1.27%	1.30%	1.30%	1.30	%(5)	1.17%

1.10%	1.35%	0.72%	0.84%	(0.01	)%(5)	0.36%
1.10%	1.35%	0.68%	0.84%	(0.05	)%(5)	0.59%
73%	0%	70%	83%	0	%(4)	116%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Large Growth Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.68

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on securities	1.59
Total from investment operations	1.68

Less distributions:
Dividends from net investment income	(0.17)
Dividends from net realized gains	(0.68)
Total distributions	(0.85)
Net asset value, end of period	$14.51

TOTAL RETURN	12.81	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$18.96
Ratio of expenses to average net assets:
Before expense reimbursement	1.11	%(5)
After expense reimbursement	0.98	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.06	%(5)
After expense reimbursement	1.19	%(5)
Portfolio turnover rate(6)	49	%(4)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31 from September 30.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Amount is less than $0.01 or ($0.01).
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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				One Month Ended		Period Ended
Year Ended October 31,				October 31,		September 30,
2013	2012	2011	2010	2009(1)		2009(2)

$10.85	$12.44	$11.76	$9.51	$9.61		$6.73

0.09	0.07	0.08	0.10	0.00	(3)	0.03
2.88	0.89	0.74	2.20	(0.10)		2.85
2.97	0.96	0.82	2.30	(0.10)		2.88

(0.12)	(0.09)	(0.12)	(0.05)	—		—
(0.02)	(2.46)	(0.02)	—	—		—
(0.14)	(2.55)	(0.14)	(0.05)	—		—
$13.68	$10.85	$12.44	$11.76	$9.51		$9.61

27.63%	9.43%	6.99%	24.26%	(1.04	)%(4)	42.79	%(4)

$16.19	$33.94	$0.14	$0.07	$0.04		$0.04

1.10%	1.41%	1.14%	1.16%	1.14	%(5)	16.51	%(5)
0.98%	0.98%	0.98%	0.98%	0.98	%(5)	0.98	%(5)

1.38%	6.44%	0.81%	0.90%	0.12	%(5)	(14.54	)%(5)
1.50%	6.87%	0.97%	1.08%	0.28	%(5)	0.99	%(5)
73%	0%	70%	83%	0	%(4)	116	%(4)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no

HENNESSY FUNDS                                                                                                        1-800-966-4354

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tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –	Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those

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inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

HENNESSY FUNDS                                                                                                        1-800-966-4354

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relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $52,053,924 and $57,750,003, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $68,568.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement. During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-

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investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder servicing fees payable for the Fund as of April 30, 2014 were $7,871.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $19,335.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $97,155.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the six months ended April 30, 2014 were $10,725.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$79,154,555
Gross tax unrealized appreciation	$26,254,879
Gross tax unrealized depreciation	(379,285)
Net tax unrealized appreciation/depreciation	$25,875,594
Undistributed ordinary income	$1,205,676
Undistributed long-term capital gains	5,166,795
Total distributable earnings	$6,372,471
Other accumulated gain (loss)	$(3,045,759)
Total accumulated gain (loss)	$29,202,306

HENNESSY FUNDS                                                                                                        1-800-966-4354

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The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$3,045,759	10/31/16

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $1,015,253.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$1,205,687	$1,080,469
Long-term capital gain	5,166,822	169,387
	$6,372,509	$1,249,856

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

25

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,127.00	$6.22

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.94	$5.91

Institutional Class

Actual	$1,000.00	$1,128.10	$5.17

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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26

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreement

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor manages the use of soft dollars for the Fund.
•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor manages proxy voting for the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund,

HENNESSYFUNDS.COM

28

which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the investment advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred by the Advisor to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY CORNERSTONE
VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting	28
Quarterly Filings on Form N-Q	28
Federal Tax Distribution Information	28
Householding	28
Board Approval of Investment Advisory Agreement	29

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	8.41%	17.52%	20.13%	7.17%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)(2)	8.48%	17.74%	20.50%	7.35%
Russell 1000® Value Index	9.61%	20.90%	19.52%	7.95%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

Expense ratios: 1.22% (Investor Class); Gross 1.10%, Net 0.98%(3) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 3, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(3)	With regard to Institutional Class shares, the Funds’ investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Cornerstone Value Fund returned 8.41%, underperforming the Russell 1000® Value Index, which returned 9.61% for the same period, but outperforming the S&P 500 Index and the Morningstar Large Value Category Average, which returned 8.36%, and 8.14% for the same period, respectively.

While the Fund had strong absolute performance for the six-month period, its performance versus the Russell 1000® Value Index was hampered slightly by both asset allocation and stock selection.  Relative overweighting in the Consumer Staples sector, combined with stock selection within the sector, attributed to all of the Fund’s relative underperformance versus the Russell 1000® Value Index.  Specifically, a significant contributor to the relative underperformance was CVS Caremark Corporation, which is no longer held by the Fund.

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Additional Portfolio Manager commentary and related investment outlook:

The financial markets continue to appear to favor companies that place a high emphasis on shareholder value, specifically those companies that reward shareholders with higher dividends, and we expect this trend to continue.  There are many companies whose dividend yield is currently higher than that of a 10-Year U.S. Treasury.  As of the end of April, the Fund’s 30-Day SEC Yield was 2.10% (as a reference point, the U.S. Treasury 10-Year and 5-Year yields at the end of April were 2.65% and 1.68%, respectively).  As investors continue to seek out opportunities to generate income while having exposure to the upside potential of the equity markets, we believe that large capitalization, dividend-paying companies should continue to do well.

A recent focus in the financial news is how poorly high multiple stocks have performed recently.  We have managed to avoid owning any of these stocks in the Fund by virtue of being a value fund that utilizes a high dividend approach to its investing.  And, while we do not own any stocks within the sectors and areas currently under selling pressure, we do anticipate that investors will continue to migrate out of high risk, high multiple stocks and into stocks that should do well as the economy expands.  With interest rates expected to remain low for quite some time, we would expect investors will continue to migrate towards high-quality, dividend-paying companies as a means of potential income generation, especially after taking into consideration the favorable tax rates of income from dividends versus ordinary income.  While the equation for high-dividend stocks might not be as obvious today as it was just a few years ago, when dividend yields were even higher, we still believe they offer an excellent means of potentially generating income while maintaining exposure to potential appreciation of the underlying asset in the form of a higher stock price.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.  Any tax or legal information provided is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

30-Day SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period, expressed as an annual percentage rate.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Schedule of Investments

HENNESSY CORNERSTONE VALUE FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Total SA – ADR	2.19%
CenturyLink, Inc.	2.15%
Banco Santander SA – ADR	2.06%
Royal Dutch Shell PLC – ADR	2.05%
Unilever PLC – ADR	2.04%
Altria Group, Inc.	2.03%
Kellogg Co.	2.03%
Johnson & Johnson	2.02%
ConocoPhillips	2.01%
Exxon Mobil Corp.	1.97%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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COMMON STOCKS – 95.68%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 9.19%
Ford Motor Co.	190,600	$3,078,190	1.92%
General Motors Co.	78,700	2,713,576	1.69%
McDonald’s Corp .	29,800	3,021,124	1.89%
Target Corp.	50,000	3,087,500	1.93%
Thomson Reuters Corp. (b)	78,100	2,825,658	1.76%
		14,726,048	9.19%

Consumer Staples – 23.01%
Altria Group, Inc.	81,300	3,260,943	2.03%
ConAgra Foods, Inc.	90,300	2,755,053	1.72%
General Mills, Inc.	59,200	3,138,784	1.96%
Kellogg Co.	48,700	3,254,621	2.03%
Kimberly Clark Corp.	26,300	2,952,175	1.84%
Kraft Foods Group, Inc.	54,200	3,081,812	1.92%
Pepsico, Inc.	35,300	3,031,917	1.89%
Philip Morris International, Inc.	36,800	3,143,824	1.96%
Procter & Gamble Co.	36,600	3,021,330	1.89%
Sysco Corp.	80,300	2,925,329	1.83%
The Coca-Cola Co.	74,500	3,038,855	1.90%
Unilever PLC – ADR	72,900	3,261,546	2.04%
		36,866,189	23.01%

Energy – 13.97%
BP PLC – ADR	60,100	3,042,262	1.90%
Chevron Corp.	24,900	3,125,448	1.95%
ConocoPhillips	43,400	3,225,054	2.01%
Exxon Mobil Corp.	30,800	3,154,228	1.97%
Occidental Petroleum Corp.	31,800	3,044,850	1.90%
Royal Dutch Shell PLC – ADR	38,800	3,284,420	2.05%
Total SA – ADR	49,300	3,512,132	2.19%
		22,388,394	13.97%

Financials – 3.85%
Banco Santander SA – ADR	331,600	3,302,736	2.06%
J.P. Morgan Chase & Co.	51,100	2,860,578	1.79%
		6,163,314	3.85%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 15.13%
AbbVie, Inc.	58,600	$3,051,888	1.91%
Baxter International, Inc.	41,700	3,035,343	1.89%
Bristol-Myers Squibb Co.	57,000	2,855,130	1.78%
Eli Lilly & Co.	52,700	3,114,570	1.94%
GlaxoSmithKline PLC – ADR	54,400	3,012,128	1.88%
Johnson & Johnson	31,900	3,231,151	2.02%
Merck & Co., Inc.	53,200	3,115,392	1.94%
Pfizer, Inc.	90,600	2,833,968	1.77%
		24,249,570	15.13%

Industrials – 7.66%
3M Co.	22,400	3,115,616	1.94%
General Electric Co.	113,900	3,062,771	1.91%
Lockheed Martin Corp.	18,800	3,085,832	1.93%
Waste Management, Inc.	67,600	3,004,820	1.88%
		12,269,039	7.66%

Information Technology – 7.59%
Cisco Systems, Inc.	128,700	2,974,257	1.86%
Intel Corp.	115,800	3,090,702	1.93%
Microsoft Corp.	76,000	3,070,400	1.91%
Texas Instruments, Inc.	66,800	3,036,060	1.89%
		12,171,419	7.59%

Materials – 9.46%
EI Du Pont de Nemours & Co.	46,200	3,110,184	1.94%
Freeport-McMoRan Copper & Gold, Inc.	89,200	3,065,804	1.92%
International Paper Co.	60,200	2,808,330	1.75%
Nucor Corp.	59,500	3,079,125	1.92%
The Dow Chemical Co.	62,000	3,093,800	1.93%
		15,157,243	9.46%

Telecommunication Services – 5.82%
AT&T, Inc.	86,800	3,098,760	1.93%
CenturyLink, Inc.	98,600	3,442,126	2.15%
Verizon Communications, Inc.	59,700	2,789,781	1.74%
		9,330,667	5.82%
Total Common Stocks
(Cost $119,319,287)		153,321,883	95.68%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 5.69%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 5.69%
Federated Government Obligations Fund – Class I, 0.01% (a)	1,195,062	$1,195,062	0.75%
Fidelity Government Portfolio – Institutional Class, 0.01% (a)	7,920,000	7,920,000	4.94%

Total Money Market Funds
(Cost $9,115,062)		9,115,062	5.69%

Total Short-Term Investments
(Cost $9,115,062)		9,115,062	5.69%

Total Investments
(Cost $128,434,349) – 101.37%		162,436,945	101.37%
Liabilities in Excess
of Other Assets – (1.37)%		(2,189,143)	(1.37)%
TOTAL NET ASSETS – 100.00%		$160,247,802	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(b)	U.S. traded security of a foreign corporation.

Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$14,726,048	$—	$—	$14,726,048
Consumer Staples	36,866,189	—	—	36,866,189
Energy	22,388,394	—	—	22,388,394
Financials	6,163,314	—	—	6,163,314
Health Care	24,249,570	—	—	24,249,570
Industrials	12,269,039	—	—	12,269,039
Information Technology	12,171,419	—	—	12,171,419
Materials	15,157,243	—	—	15,157,243
Telecommunication Services	9,330,667	—	—	9,330,667
Total Common Stock	$153,321,883	$—	$—	$153,321,883
Short-Term Investments
Money Market Funds	$9,115,062	$—	$—	$9,115,062
Total Short-Term Investments	$9,115,062	$—	$—	$9,115,062
Total Investments	$162,436,945	$—	$—	$162,436,945

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $128,434,349)	$162,436,945
Dividends and interest receivable	338,068
Receivable for fund shares sold	13,843
Prepaid expenses and other assets	21,126
Total Assets	162,809,982

LIABILITIES:
Payable for securities purchased	2,355,786
Payable for fund shares redeemed	11,027
Payable to advisor	90,579
Payable to administrator	47,109
Payable to auditor	12,948
Accrued service fees	11,704
Accrued trustees fees	5,073
Accrued expenses and other payables	27,954
Total Liabilities	2,562,180
NET ASSETS	$160,247,802

NET ASSETS CONSIST OF:
Capital stock	$149,086,385
Accumulated net investment income	957,137
Accumulated net realized loss on investments	(23,798,316)
Unrealized net appreciation on investments	34,002,596
Total Net Assets	$160,247,802

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	144,848,668
Shares issued and outstanding	8,103,767
Net asset value, offering price and redemption price per share	$17.87

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	15,399,134
Shares issued and outstanding	862,021
Net asset value, offering price and redemption price per share	$17.86

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$2,359,550
Interest income	267
Total investment income	2,359,817

EXPENSES:
Investment advisory fees	527,827
Administration, fund accounting, custody and transfer agent fees	142,656
Service fees – Investor Class (See Note 5)	69,338
Sub-transfer agent expenses – Investor Class (See Note 5)	47,496
Sub-transfer agent expenses – Institutional Class (See Note 5)	1,592
Federal and state registration fees	15,368
Audit fees	11,425
Compliance expense	10,655
Reports to shareholders	9,025
Trustees’ fees and expenses	7,488
Legal fees	2,480
Other expenses	8,743
Total expenses before waiver	854,093
Administration expense waiver (See Note 5)	(3,201)
Net expenses	850,892
NET INVESTMENT INCOME	$1,508,925

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$8,681,478
Change in unrealized appreciation on investments	1,647,176
Net gain on investments	10,328,654
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,837,579

(1)	Net of foreign taxes withheld of $38,625.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment income	$1,508,925		$3,507,085
Net realized gain on securities	8,681,478		12,225,964
Change in unrealized appreciation on securities	1,647,176		13,004,866
Net increase in net assets resulting from operations	11,837,579		28,737,915

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,513,687)		(3,262,318)
Institutional Class	(87,011)		(77,674)
Total distributions	(3,600,698)		(3,339,992)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,929,519		5,921,525
Proceeds from shares subscribed – Institutional Class	12,638,477		2,126,066
Dividends reinvested – Investor Class	3,144,018		2,900,074
Dividends reinvested – Institutional Class	73,379		66,521
Cost of shares redeemed – Investor Class	(7,024,297	)(1)	(19,568,045)
Cost of shares redeemed – Institutional Class	(1,783,229)		(1,332,315)
Net increase (decrease) in net assets
derived from capital share transactions	8,977,867		(9,886,174)
TOTAL INCREASE IN NET ASSETS	17,214,748		15,511,749

NET ASSETS:
Beginning of period	143,033,054		127,521,305
End of period	$160,247,802		$143,033,054
Undistributed net investment income, end of period	$957,137		$3,048,910

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	112,571		395,919
Shares sold – Institutional Class	718,950		140,683
Shares issued to holders as reinvestment
of dividends – Investor Class	183,861		209,090
Shares issued to holders as reinvestment
of dividends – Institutional Class	4,296		4,803
Shares redeemed – Investor Class	(412,387)		(1,299,056)
Shares redeemed – Institutional Class	(102,882)		(84,166)
Net increase (decrease) in shares outstanding	504,409		(632,727)

(1)	Net of redemption fees of $2,165 related to redemption fees imposed by the Fund during a prior year but not received until the six-month period ended April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Value Fund

For an Investor Class share outstanding throughout each period
	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$16.90

Income from investment operations:
Net investment income	0.18
Net realized and unrealized gains on investments	1.22
Total from investment operations	1.40

Less distributions:
Dividends from net investment income	(0.43)
Total distributions	(0.43)
Net asset value, end of period	$17.87

TOTAL RETURN	8.41	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$144.85
Ratio of expenses to average net assets	1.20	%(2)
Ratio of net investment income to average net assets	2.11	%(2)
Portfolio turnover rate(3)	32	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2013	2012	2011	2010	2009

$14.02	$12.84	$12.53	$10.63	$9.05

0.42	0.37	0.45	0.29	0.24
2.84	1.23	0.23	1.81	1.87
3.26	1.60	0.68	2.10	2.11

(0.38)	(0.42)	(0.37)	(0.20)	(0.53)
(0.38)	(0.42)	(0.37)	(0.20)	(0.53)
$16.90	$14.02	$12.84	$12.53	$10.63

23.84%	12.79%	5.58%	19.98%	25.51%

$138.94	$124.99	$116.41	$155.87	$145.91
1.22%	1.26%	1.31%	1.29%	1.27%
2.60%	2.67%	2.94%	2.33%	3.19%
41%	47%	40%	91%	59%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Cornerstone Value Fund

For an Institutional Class share outstanding throughout each period
	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$16.92

Income from investment operations:
Net investment income	0.31
Net realized and unrealized gains on investments	1.10
Total from investment operations	1.41

Less distributions:
Dividends from net investment income	(0.47)
Total distributions	(0.47)
Net asset value, end of period	$17.86

TOTAL RETURN	8.48	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.40
Ratio of expenses to average net assets:
Before expense reimbursement	1.14	%(2)
After expense reimbursement	0.98	%(2)
Ratio of net investment income to average net assets:
Before expense reimbursement	2.01	%(2)
After expense reimbursement	2.17	%(2)
Portfolio turnover rate(3)	32	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$14.04	$12.86	$12.54	$10.63	$9.06

0.50	0.45	0.36	0.30	0.30
2.80	1.19	0.37	1.83	1.83
3.30	1.64	0.73	2.13	2.13

(0.42)	(0.46)	(0.41)	(0.22)	(0.56)
(0.42)	(0.46)	(0.41)	(0.22)	(0.56)
$16.92	$14.04	$12.86	$12.54	$10.63

24.13%	13.13%	6.00%	20.31%	25.87%

$4.09	$2.53	$1.17	$1.35	$1.11

1.10%	1.20%	1.14%	1.10%	1.13%
0.98%	0.98%	0.98%	0.98%	0.98%

2.64%	2.72%	3.04%	2.52%	3.33%
2.76%	2.94%	3.20%	2.64%	3.48%
41%	47%	40%	91%	59%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”)..

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio,

HENNESSYFUNDS.COM

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such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out  annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

HENNESSY FUNDS                                                                                                        1-800-966-4354

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significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $46,434,443 and $44,878,918, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $90,579.

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The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder servicing fees payable for the Fund as of April 30, 2014 were $11,704.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $49,088.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $139,455.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the six months ended April 30, 2014 were $3,201.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings

HENNESSY FUNDS                                                                                                        1-800-966-4354

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under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$110,932,811
Gross tax unrealized appreciation	$34,383,174
Gross tax unrealized depreciation	(2,440,803)
Net tax unrealized appreciation/depreciation	$31,942,371
Undistributed ordinary income	$3,048,910
Undistributed long-term capital gains	—
Total distributable earnings	$3,048,910
Other accumulated gain (loss)	$(32,066,745)
Total accumulated gain (loss)	$2,924,536

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$32,066,745	10/31/17

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $11,775,111.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$3,600,698	$3,339,992
Long-term capital gain	—	—
	$3,600,698	$3,339,992

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Cornerstone Value Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of  Hennessy Mutual Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The

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New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$143,051,399(1)	8,349,070	$143,051,399	$143,051,399	Non-taxable

(1)	Included accumulated realized losses and unrealized appreciation in the amounts of $(23,524,673) and $28,156,692, respectively.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,084.10	$6.20

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.84	$6.01

Institutional Class

Actual	$1,000.00	$1,084.80	$5.07

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.20% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on December  4, 2013, the Board of Trustees of the Fund (the “Board”) unanimously approved the investment advisory agreement of the Fund for an initial period of two years.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the investment advisory agreement and the relevant factors for consideration, the Advisor’s most recent Form  10-K, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:
•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.  The Advisor holds a perpetual, royalty-free, exclusive license to the formula used for the Fund.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

• The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, and custodial services.
•	The Board considered that the advisory services to be provided by the Advisor are services required for the operation of the Fund.
•	The Board considered the nature and quality of the advisory services offered by the Advisor to the Fund.
•	The Board considered that the terms of the advisory agreement are fair and reasonable.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the approval of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted approval of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended approval of the advisory agreement.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY LARGE VALUE FUND

Investor Class  HLVFX
Institutional Class  HLVIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to the Financial Statements	22
Expense Example	29
Proxy Voting	31
Quarterly Filings on Form N-Q	31
Federal Tax Distribution Information	31
Householding	31
Board Approval of Investment Advisory Agreements	32

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Value Fund –
Investor Class (HLVFX)	7.57%	17.24%	16.37%	6.15%
Hennessy Large Value Fund –
Institutional Class (HLVIX)(2)	7.77%	17.65%	16.81%	6.36%
Russell 1000® Value Index	9.61%	20.90%	19.52%	7.95%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

Expense ratios: 1.33% (Investor Class); Gross 1.14%, Net 0.98%(3) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Large Value Fund. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 20, 2009.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Tamarack Value Fund’s Class S shares and includes expenses that are not applicable to and are different than those of the Investor Class and Institutional Class shares.

(3)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE
RBC GLOBAL ASSET MANAGEMENT (U.S.) INC., SUB-ADVISOR

Portfolio Managers Stuart Lippe, Barbara Browning, CFA, and Adam Scheiner, CFA, RBC Global Asset Management (U.S.) Inc. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Large Value Fund returned 7.57%, underperforming the Russell 1000® Value Index, the S&P 500 Index, and the Morningstar Large Value Category Average, which returned 9.61%, 8.36%, and 8.14% for the same period, respectively.

While the Fund had strong absolute performance for the six-month period, its relative underperformance was driven by stock selection across a number of sectors including Health Care, Materials, Consumer Discretionary, Financials, Utilities, Consumer Staples and Telecommunications.  Conversely, stock selection in the Energy, Industrials,

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and Information Technology sectors benefited performance.  Sector allocation detracted modestly from performance as the Fund’s sector neutral mandate, by design, limits the impact of sector weighting decisions.  We instead make investment decisions at the industry level.

Within the Health Care sector, not owning Merck & Co., Inc. (up 32% during the six-month period) hurt relative performance.  Merck & Co., Inc. reported strong earnings and experienced higher than expected sales throughout much of its product line.  The Fund’s overweight position in Pfizer, Inc. partially offset this, as some excitement over the company’s oncology pipeline and a solid beating of earnings created significant interest in the stock.  Also, the Fund’s slight overweight position in Johnson & Johnson benefited performance as the stock was up nearly 11% during the six-month period.  A solid quarter on the back of the fact that Johnson & Johnson has one of the youngest and strongest drug portfolios in the industry propelled the stock.  The company has strong entries in atrial fibrillation (Eliquis), diabetes (Invokana) and prostate cancer (Zytiga), which continue to push the stock higher.  The Fund continues to hold positions in Pfizer Inc. and Johnson & Johnson.

Stock selection in the Materials sector was also a significant detractor from relative performance over the six-month period.  The Fund’s overweight position in Freeport-McMoRan Copper & Gold, Inc. hurt performance as the stock was down 16% during the Fund’s holding period.  The stock was impacted by the announcement of an export tax from Indonesia, which is where the company’s largest and lowest cost mine is located, a slowing in Chinese economic data (China is the company’s largest user of copper), and a corporate bond default in China that scared the market as copper is often used as collateral in financing in the region.  The Fund’s overweight position in Huntsman Corporation and CF Industries Holdings, Inc., partially offset the negative performance of Freeport-McMoRan Copper & Gold, Inc.  The Fund no longer holds Freeport-McMoRan Copper & Gold Inc. or CF Industries Holdings, Inc.

On the positive side of the ledger, stock selection within the Energy sector added to the relative performance of the Fund.  Helmerich & Payne, Inc. and Exxon Mobil Corporation were both strong performers.  Helmerich & Payne, Inc. has been the single best performing energy stock in the Russell 1000® Value Index benchmark over the last six months, returning close to 42% over the period.  The stock has benefited from a variety of factors, including having the most technologically advanced fleet of rigs of any of the land drillers.  Demand and pricing for land rigs have been excellent as both majors and independent exploration and production companies have started to intensify their spending in the Permian, Eagle Ford, Marcellus, and other promising U.S. oil fields.  The Fund’s allocation to Exxon Mobil Corporation benefited performance as the stock reported better than expected earnings, and for the first time in many quarters output numbers did not disappoint.  Net income rose nicely, and the stock was up nearly 16% over the six–month period.  The Fund continues to hold both of these positions.

Additional Portfolio Manager commentary and related investment outlook:

We remain confident in our stock selection-driven process and our ability to find special situation stocks that we believe can outperform regardless of the market environment.  While investment decisions are the result of bottom-up stock selection, and our sector-neutral mandate requires investment in all ten major sectors, there are a number of industry-based themes that we believe could lead to outperformance as we head further into 2014.  With respect to consumer spending, consumers are spending more of their dollars on housing related, durable goods related, and hard-line retail related (home and auto) items, and less on soft-line and multi-line retail-related items (apparel and shoes).

HENNESSY FUNDS                                                                                                        1-800-966-4354

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This trend has been apparent in company results and stock performance through 2013 and the beginning of 2014, and while we think it will continue, we are looking for opportunities in stocks that have over-discounted this theme.

In regard to technology, trends in the industry continue to favor companies exposed to the secular growth areas of mobile, cloud, and IT as a service.  We continue to look for attractively valued opportunities in these areas rather than the legacy enterprise IT names.  We are overweight semiconductors as we look for exposure to the Internet of Things (IoT).  Essentially, IoT is the idea of everyday things becoming “connected” or “smart.” This transition is occurring in autos through infotainment offerings, safety features, and fuel efficiency mechanisms that all require integrated circuits and sensors to communicate, measure, and process data.  The theme is also accelerating in industrial automation, appliances, and fitness wearables to name a few areas.  While IoT is still in its infancy, we are seeing strong penetration in autos and other industrial end markets.

We also expect a continued rebound in capital market activity to positively impact the Fund’s holdings in asset managers and money center banks and an increased utilization in the health care industry prompted by health care reform (specifically with regard to managed care) to support our overweight position in health care providers and services.

_______________

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Schedule of Investments

HENNESSY LARGE VALUE FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Wells Fargo & Co.	4.58%
Pfizer, Inc.	3.76%
J.P. Morgan Chase & Co.	3.47%
Chevron Corp.	3.44%
Johnson & Johnson	3.14%
Exxon Mobil Corp.	3.05%
Helmerich & Payne, Inc.	2.77%
Apple, Inc.	2.21%
The Walt Disney Co.	2.09%
Medtronic, Inc.	1.99%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS – 96.13%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 6.38%
Ford Motor Co.	120,665	$1,948,740	1.31%
Lowes Companies, Inc.	19,060	875,044	0.58%
Macy’s, Inc.	26,135	1,500,933	1.01%
The Walt Disney Co.	39,195	3,109,731	2.09%
Time Warner, Inc.	31,195	2,073,220	1.39%
		9,507,668	6.38%

Consumer Staples – 4.21%
CVS Caremark Corp.	33,480	2,434,666	1.63%
Kraft Foods Group, Inc.	37,880	2,153,857	1.45%
Procter & Gamble Co.	20,410	1,684,845	1.13%
		6,273,368	4.21%

Energy – 15.28%
Anadarko Petroleum Corp.	22,395	2,217,553	1.49%
Chevron Corp.	40,825	5,124,354	3.44%
Exxon Mobil Corp.	44,385	4,545,468	3.05%
Helmerich & Payne, Inc.	37,995	4,128,157	2.77%
Marathon Oil Corp.	63,050	2,279,258	1.53%
Pioneer Natural Resources Co.	11,560	2,234,201	1.50%
Valero Energy Corp.	39,020	2,230,773	1.50%
		22,759,764	15.28%

Financials – 24.25%
Affiliated Managers Group, Inc. (a)	5,950	1,179,290	0.79%
Allstate Corp.	40,810	2,324,129	1.56%
American International Group, Inc.	28,200	1,498,266	1.01%
BlackRock, Inc.	6,990	2,103,990	1.41%
Citigroup, Inc.	50,455	2,417,299	1.62%
Genworth Financial, Inc. (a)	86,150	1,537,777	1.03%
Hartford Financial Services Group, Inc.	48,945	1,755,657	1.18%
J.P. Morgan Chase & Co.	92,365	5,170,593	3.47%
Marsh & McLennan Companies, Inc.	39,595	1,952,429	1.31%
MetLife, Inc.	32,965	1,725,718	1.16%
Morgan Stanley	66,875	2,068,444	1.39%
Regions Financial Corp.	132,540	1,343,956	0.90%
State Street Corp.	18,895	1,219,861	0.82%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
SunTrust Banks, Inc.	32,875	$1,257,797	0.85%
The PNC Financial Services Group, Inc.	20,780	1,746,351	1.17%
Wells Fargo & Co.	137,340	6,817,558	4.58%
		36,119,115	24.25%

Health Care – 13.20%
C.R. Bard, Inc.	7,775	1,067,741	0.72%
CIGNA Corp.	29,525	2,363,181	1.59%
Covidien PLC (b)	30,340	2,161,725	1.45%
Johnson & Johnson	46,150	4,674,533	3.14%
McKesson Corp.	4,805	812,958	0.55%
Medtronic, Inc.	50,400	2,964,528	1.99%
Pfizer, Inc.	179,210	5,605,689	3.76%
		19,650,355	13.20%

Industrials – 10.89%
Caterpillar, Inc.	20,140	2,122,756	1.42%
Danaher Corp.	19,490	1,430,176	0.96%
Delta Air Lines, Inc.	37,065	1,365,104	0.92%
General Dynamics Corp.	20,230	2,214,174	1.49%
General Electric Co.	69,230	1,861,595	1.25%
Honeywell International, Inc.	22,115	2,054,483	1.38%
Ingersoll-Rand PLC (b)	23,575	1,409,785	0.95%
Lockheed Martin Corp.	7,435	1,220,381	0.82%
Parker Hannifin Corp.	8,645	1,096,878	0.73%
Ryder System, Inc.	17,585	1,445,135	0.97%
		16,220,467	10.89%

Information Technology – 10.50%
Adobe Systems, Inc. (a)	20,540	1,267,113	0.85%
Apple, Inc.	5,560	3,280,900	2.21%
Autodesk, Inc. (a)	22,705	1,090,294	0.73%
Cisco Systems, Inc.	80,525	1,860,933	1.25%
Hewlett-Packard Co.	46,925	1,551,340	1.04%
LAM Research Corp. (a)	16,295	938,755	0.63%
Microchip Technology, Inc.	19,180	911,817	0.61%
NXP Semiconductors NV (a)(b)	24,210	1,443,400	0.97%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Skyworks Solutions, Inc. (a)	33,670	$1,382,154	0.93%
TE Connectivity, Ltd. (b)	14,830	874,673	0.59%
Western Digital Corp.	11,660	1,027,596	0.69%
		15,628,975	10.50%

Materials – 3.91%
CF Industries Holdings, Inc.	3,975	974,551	0.65%
Eastman Chemical Co.	8,505	741,381	0.50%
Huntsman Corp.	56,165	1,406,933	0.94%
International Paper Co.	22,295	1,040,062	0.70%
Newmont Mining Corp.	36,440	904,805	0.61%
Steel Dynamics, Inc.	41,405	756,469	0.51%
		5,824,201	3.91%

Telecommunication Services – 1.57%
AT&T, Inc.	65,580	2,341,206	1.57%

Utilities – 5.94%
American Electric Power, Inc.	46,075	2,479,296	1.66%
DTE Energy Co.	33,160	2,591,122	1.74%
Northeast Utilities	33,340	1,575,649	1.06%
Sempra Energy	22,305	2,199,496	1.48%
		8,845,563	5.94%
Total Common Stocks
(Cost $109,589,901)		143,170,682	96.13%

REITS – 2.80%
Prologis, Inc.	46,655	1,895,593	1.27%
Simon Property Group, Inc.	13,103	2,269,440	1.53%

Total REITS
(Cost $2,908,963)		4,165,033	2.80%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.05%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.05%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	1,566,474	$1,566,474	1.05%

Total Money Market Funds
(Cost $1,566,474)		1,566,474	1.05%

Total Short-Term Investments
(Cost $1,566,474)		1,566,474	1.05%

Total Investments
(Cost $114,065,338) – 99.98%		148,902,189	99.98%
Other Assets in Excess
of Liabilities – 0.02%		26,617	0.02%
TOTAL NET ASSETS – 100.00%		$148,928,806	100.00%

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$9,507,668	$—	$—	$9,507,668
Consumer Staples	6,273,368	—	—	6,273,368
Energy	22,759,764	—	—	22,759,764
Financials	36,119,115	—	—	36,119,115
Health Care	19,650,355	—	—	19,650,355
Industrials	16,220,467	—	—	16,220,467
Information Technology	15,628,975	—	—	15,628,975
Materials	5,824,201	—	—	5,824,201
Telecommunication Services	2,341,206	—	—	2,341,206
Utilities	8,845,563	—	—	8,845,563
Total Common Stock	$143,170,682	$—	$—	$143,170,682
REITS
Financials	$4,165,033	$—	$—	$4,165,033
Total REITS	$4,165,033	$—	$—	$4,165,033
Short-Term Investments
Money Market Funds	$1,566,474	$—	$—	$1,566,474
Total Short-Term Investments	$1,566,474	$—	$—	$1,566,474
Total Investments	$148,902,189	$—	$—	$148,902,189

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $114,065,338)	$148,902,189
Dividends and interest receivable	129,708
Receivable for fund shares sold	14,292
Receivable for securities sold	1,330,046
Prepaid expenses and other assets	21,264
Total Assets	150,397,499

LIABILITIES:
Payable for securities purchased	1,197,634
Payable for fund shares redeemed	60,856
Payable to advisor	102,790
Payable to administrator	49,682
Payable to auditor	12,333
Accrued service fees	12,064
Accrued trustees fees	4,735
Accrued expenses and other payables	28,599
Total Liabilities	1,468,693
NET ASSETS	$148,928,806

NET ASSETS CONSIST OF:
Capital stock	$120,119,400
Accumulated net investment income	309,599
Accumulated net realized loss on investments	(6,337,044)
Unrealized net appreciation on investments	34,836,851
Total Net Assets	$148,928,806

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	148,573,208
Shares issued and outstanding	4,534,296
Net asset value, offering price and redemption price per share	$32.77

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	355,598
Shares issued and outstanding	10,819
Net asset value, offering price and redemption price per share	$32.87

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,497,577
Interest income	59
Total investment income	1,497,636

EXPENSES:
Investment advisory fees	614,245
Administration, fund accounting, custody and transfer agent fees	144,528
Service fees – Investor Class (See Note 5)	72,092
Sub-transfer agent expenses – Investor Class (See Note 5)	50,465
Sub-transfer agent expenses – Institutional Class (See Note 5)	143
Federal and state registration fees	17,388
Audit fees	10,811
Compliance expense	10,655
Reports to shareholders	9,521
Trustees’ fees and expenses	7,536
Legal fees	2,480
Other expenses	8,239
Total expenses before waiver	948,103
Administration expense waiver (See Note 5)	(422)
Net expenses	947,681
NET INVESTMENT INCOME	$549,955

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$6,023,881
Change in unrealized appreciation on investments	4,097,154
Net gain on investments	10,121,035
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,670,990

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:
Net investment income	$549,955	$1,323,440
Net realized gain on securities	6,023,881	17,493,521
Change in unrealized appreciation
on securities	4,097,154	11,896,355
Net increase in net assets resulting
from operations	10,670,990	30,713,316

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,140,763)	(1,437,942)
Institutional Class	(3,752)	(921)
Total distributions	(1,144,515)	(1,438,863)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed –
Investor Class	770,878	2,715,396
Proceeds from shares subscribed –
Institutional Class	9,484	440,166
Dividends reinvested – Investor Class	1,092,130	1,378,307
Dividends reinvested – Institutional Class	3,353	921
Cost of shares redeemed – Investor Class	(6,278,694)	(14,868,801)
Cost of shares redeemed – Institutional Class	(16,114)	(209,593)
Net decrease in net assets derived from
capital share transactions	(4,418,963)	(10,543,604)
TOTAL INCREASE IN NET ASSETS	5,107,512	18,730,849

NET ASSETS:
Beginning of period	143,821,294	125,090,445
End of period	$148,928,806	$143,821,294
Undistributed net investment
income, end of period	$309,599	$904,159

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Statements of Changes in Net Assets – Continued

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	24,546	99,185
Shares sold – Institutional Class	295	15,876
Shares issued to holders as reinvestment of dividends –
Investor Class	34,322	55,132
Shares issued to holders as reinvestment of dividends –
Institutional Class	105	37
Shares redeemed – Investor Class	(199,051)	(538,927)
Shares redeemed – Institutional Class	(506)	(7,267)
Net decrease in shares outstanding	(140,289)	(375,964)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Large Value Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$30.70

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gains (losses) on securities	2.20
Total from investment operations	2.32

Less distributions:
Dividends from net investment income	(0.25)
Total distributions	(0.25)
Net asset value, end of period	$32.77

TOTAL RETURN	7.57	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$148.57
Ratio of expenses to average net assets:
Before expense reimbursement	1.31	%(4)
After expense reimbursement	1.31	%(4)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.76	%(4)
After expense reimbursement	0.76	%(4)
Portfolio turnover rate(5)	41	%(3)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31 from September 30.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Value Fund, Class S shares.  The assets of the Tamarack Value Fund were acquired by the Hennessy Large Value (formerly known as Hennessy Select Large Value Fund) Fund on March 20, 2009.  Prior to the reorganization, Tamarack Value Fund also offered Class A, Class C and R shares. At that time, RBC Global Asset Management (U.S.) Inc., (formerly known as Voyageur Asset Management Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Value Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.09)%.  The return of the Hennessy Select Large Value Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 36.84%.

(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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				One Month Ended		Year Ended
Year Ended October 31,				October 31,		September 30,
2013	2012	2011	2010	2009(1)		2009(2)

$24.71	$21.47	$20.57	$18.88	$19.49		$21.80

0.28	0.28	0.22	0.14	0.01		0.31
6.00	3.14	0.89	1.78	(0.62)		(2.21)
6.28	3.42	1.11	1.92	(0.61)		(1.90)

(0.29)	(0.18)	(0.21)	(0.23)	—		(0.41)
(0.29)	(0.18)	(0.21)	(0.23)	—		(0.41)
$30.70	$24.71	$21.47	$20.57	$18.88		$19.49

25.64%	16.07%	5.36%	10.22%	(3.13	)%(3)	(8.43)%

$143.48	$125.00	$123.97	$131.54	$132.77		$138.34

1.33%	1.40%	1.38%	1.41%	1.37	%(4)	1.42%
1.33%	1.40%	1.38%	1.38%	1.30	%(4)	1.17%

0.98%	1.16%	0.97%	0.64%	0.28	%(4)	1.46%
0.98%	1.16%	0.97%	0.67%	0.35	%(4)	1.71%
91%	111%	149%	146%	10	%(3)	142%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Large Value Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$30.83

Income from investment operations:
Net investment income	0.17
Net realized and unrealized gains (losses) on securities	2.21
Total from investment operations	2.38

Less distributions:
Dividends from net investment income	(0.34)
Total distributions	(0.34)
Net asset value, end of period	$32.87

TOTAL RETURN	7.77	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$0.36
Ratio of expenses to average net assets:
Before expense reimbursement	1.23	%(5)
After expense reimbursement	0.98	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.85	%(5)
After expense reimbursement	1.10	%(5)
Portfolio turnover rate(6)	41	%(4)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31 from September 30.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Amount is less than $0.01 or $(0.01).
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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				One Month Ended		Period Ended
Year Ended October 31,				October 31,		September 30,
2013	2012	2011	2010	2009(1)		2009(2)

$24.83	$21.56	$20.65	$18.92	$19.53		$14.25

0.49	0.39	0.27	0.21	0.00	(3)	0.08
5.90	3.15	0.92	1.80	(0.61)		5.20
6.39	3.54	1.19	2.01	(0.61)		5.28

(0.39)	(0.27)	(0.28)	(0.28)	—		—
(0.39)	(0.27)	(0.28)	(0.28)	—		—
$30.83	$24.83	$21.56	$20.65	$18.92		$19.53

26.08%	16.58%	5.76%	10.65%	(3.12	)%(4)	37.05	%(4)

$0.34	$0.06	$0.04	$0.04	$0.03		$0.03

1.14%	1.22%	1.21%	1.22%	1.20	%(5)	26.18	%(5)
0.98%	0.98%	0.98%	0.98%	0.98	%(5)	0.98	%(5)

1.07%	1.29%	1.13%	0.80%	0.44	%(5)	(24.06	)%(5)
1.23%	1.53%	1.36%	1.04%	0.66	%(5)	1.14	%(5)
91%	111%	149%	146%	10	%(4)	142	%(4)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability

HENNESSY FUNDS                                                                                                        1-800-966-4354

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resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

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Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as

HENNESSY FUNDS                                                                                                        1-800-966-4354

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determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $59,934,480 and $65,361,497, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.85%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $102,790.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, RBC Global Asset Management (U.S.) Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

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The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder servicing fees payable for the Fund as of April 30, 2014 were $12,064.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $50,608.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $144,106.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the six months ended April 30, 2014 were $422.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$114,439,789
Gross tax unrealized appreciation	$31,694,757
Gross tax unrealized depreciation	(1,266,680)
Net tax unrealized appreciation/depreciation	$30,428,077
Undistributed ordinary income	$904,159
Undistributed long-term capital gains	—
Total distributable earnings	$904,159
Other accumulated gain (loss)	$(12,049,305)
Total accumulated gain (loss)	$19,282,931

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$12,049,003	10/31/17

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $17,419,429.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$1,144,515	$1,438,863
Long-term capital gain	—	—
	$1,144,515	$1,438,863

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,075.70	$6.74

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.30	$6.56

Institutional Class

Actual	$1,000.00	$1,077.70	$5.05

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.31% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreements

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory and sub-advisory agreements and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•
The Advisor oversees the sub-advisor for the Fund. The sub-advisor acts as the portfolio manager to the Fund, managing the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor oversees the use of soft dollars for the Fund.
•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and the Fund’s other service providers, conducting on-site visits to the sub-advisor and the Fund’s other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor oversees proxy voting for the Fund.
•	The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab,

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Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor and the sub-advisor of the Fund to those of funds similar in asset size and investment objective to the Fund and concluded the advisory and sub-advisory fees of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the investment advisory and sub-advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY TOTAL RETURN FUND

Investor Class HDOGX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting	26
Quarterly Filings on Form N-Q	26
Federal Tax Distribution Information	26
Householding	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

HENNESSYFUNDS.COM

2

I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Total
Return Fund (HDOGX)	5.34%	8.34%	15.40%	5.42%
75/25 Blended DJIA/Treasury Index(2)	5.95%	10.79%	13.67%	6.33%
Dow Jones Industrial Average	7.90%	14.44%	18.32%	7.68%

Expense ratio: 1.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day Treasury Bill Index.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Hennessy Total Return Fund returned 5.34%, underperforming the 75/25 Blended DJIA/Treasury Index, the Dow Jones Industrial Average, and the Morningstar Large Value Category Average, which returned 5.95%, 7.90%, and 8.14% for the same period, respectively.

While the Fund’s roughly 25% weighting in U.S. Treasuries was a detriment to overall performance compared to its equity benchmarks, the Fund’s relative underperformance compared to the 75/25 Blended DJIA/Treasury Index was due to stock selection.

During the six-month period ended April 30, 2014, 15 of the Fund’s 18 equity positions had positive returns, with only Verizon Communication, Inc., Hewlett-Packard Company, and Kraft Foods Group, Inc. posting negative returns.  Although Hewlett-Packard Company and Kraft Foods Group, Inc. are no longer members of the Dow Jones Industrial Average, both stocks remained in the Fund’s portfolio until the Fund was rebalanced.  When the portfolio was rebalanced, the newest “Dogs of the Dow” stocks replaced those stocks no longer in the index.

While the Fund’s portfolio may underperform its benchmarks in periods where equities rise sharply, the strategy aims to capture near market returns with a lower risk

HENNESSYFUNDS.COM

4

profile, since only approximately 75% of the Fund’s assets are invested in equities.  Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than its equity benchmarks due to its approximately 25% exposure to short-term U.S. Treasuries that are held to maturity.  Ultimately, the overall goal of this portfolio is to capture near-market upside performance while mitigating some of the potential market downside risk.

Additional Portfolio Manager commentary and related investment outlook:

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the stocks comprising the high dividend- yielding “Dogs of the Dow” (the methodology employed within the Fund), provide an excellent way to gain equity exposure to the markets.  With U.S. Treasury yields still trading near historic lows, many investors are seeking high quality, dividend-paying companies as a means of potentially generating current income.  We believe that the rotation out of bonds and into equities, where investors have historically received higher yields as well as the potential for capital appreciation, should continue.

As the market reaches new highs and investors become more wary of a potential pullback, we believe that a trend of moving some money away from more risky asset classes and into the perceived “safety” of very large dividend-paying companies will prevail.  We believe the Fund is well positioned for the more moderately conservative investor as the equity portion of the portfolio holds what we would deem to be high quality, high dividend-paying companies, while the short duration of the Treasury component (all less than three months) will allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.  The Dow Jones Industrial Average is an unmanaged index commonly used to measure the performance of U.S. stocks.  The BofA Merrill Lynch 90-day U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Schedule of Investments

HENNESSY TOTAL RETURN FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS
U.S. Treasury Bill, 0.030%, 07/24/2014	26.83%
U.S. Treasury Bill, 0.050%, 06/26/2014	21.00%
U.S. Treasury Bill, 0.015%, 05/22/2014	15.17%
Merck & Co., Inc.	8.28%
Intel Corp.	7.43%
AT&T, Inc.	7.22%
Chevron Corp.	7.22%
Pfizer, Inc.	7.18%
McDonald’s Corp.	7.06%
Verizon Communications, Inc.	6.81%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

6

COMMON STOCKS – 74.40%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 7.06%
McDonald’s Corp.	59,700	$6,052,386	7.06%

Consumer Staples – 6.39%
Procter & Gamble Co.	54,000	4,457,700	5.20%
The Coca-Cola Co.	25,100	1,023,829	1.19%
		5,481,529	6.39%

Energy – 7.22%
Chevron Corp.	49,300	6,188,136	7.22%

Financials – 0.35%
J.P. Morgan Chase & Co.	5,300	296,694	0.35%

Health Care – 16.09%
Johnson & Johnson	5,300	536,837	0.63%
Merck & Co., Inc.	121,200	7,097,472	8.28%
Pfizer, Inc.	196,800	6,155,904	7.18%
		13,790,213	16.09%

Industrials – 6.42%
General Electric Co.	204,700	5,504,383	6.42%

Information Technology – 12.91%
Cisco Systems, Inc.	66,200	1,529,882	1.79%
Intel Corp.	238,700	6,370,903	7.43%
Microsoft Corp.	78,300	3,163,320	3.69%
		11,064,105	12.91%

Materials – 3.93%
EI Du Pont de Nemours & Co.	50,100	3,372,732	3.93%

Telecommunication Services – 14.03%
AT&T, Inc.	173,400	6,190,380	7.22%
Verizon Communications, Inc.	124,900	5,836,577	6.81%
		12,026,957	14.03%
Total Common Stocks
(Cost $50,187,041)		63,777,135	74.40%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

7

SHORT-TERM INVESTMENTS – 65.55%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.55%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	2,184,782	$2,184,782	2.55%

Total Money Market Funds
(Cost $2,184,782)		2,184,782	2.55%

U.S. Treasury Bills – 63.00%
0.015%, 05/22/2014 (b)(c)	13,000,000	12,999,697	15.17%
0.050%, 06/26/2014 (b)(c)	18,000,000	17,998,880	21.00%
0.030%, 07/24/2014 (b)(c)	23,000,000	22,999,402	26.83%

Total U.S. Treasury Bills
(Cost $53,997,773)		53,997,979	63.00%

Total Short-Term Investments
(Cost $56,182,555)		56,182,761	65.55%

Total Investments
(Cost $106,369,596) – 139.95%		119,959,896	139.95%
Liabilities in Excess
of Other Assets – (39.95)%		(34,242,078)	(39.95)%
TOTAL NET ASSETS – 100.00%		$85,717,818	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(b)	The rate listed is discount rate at issue.
(c)	Held as collateral for reverse repurchase agreements.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$6,052,386	$—	$—	$6,052,386
Consumer Staples	5,481,529	—	—	5,481,529
Energy	6,188,136	—	—	6,188,136
Financials	296,694	—	—	296,694
Health Care	13,790,213	—	—	13,790,213
Industrials	5,504,383	—	—	5,504,383
Information Technology	11,064,105	—	—	11,064,105
Materials	3,372,732	—	—	3,372,732
Telecommunication Services	12,026,957	—	—	12,026,957
Total Common Stock	$63,777,135	$—	$—	$63,777,135
Short-Term Investments
Money Market Funds	$2,184,782	$—	$—	$2,184,782
U.S. Treasury Bills	—	53,997,979	—	53,997,979
Total Short-Term Investments	$2,184,782	$53,997,979	$—	$56,182,761
Total Investments	$65,961,917	$53,997,979	$—	$119,959,896

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy.  The face value of the reverse repurchase agreements at April 30, 2014 was $34,181,000.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  The face value plus interest due at maturity is equal to $34,202,363.

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$8,995,000	Jefferies, LLC	0.25%	2/20/14	5/22/14	$9,000,622
10,794,000	Jefferies, LLC	0.25%	3/27/14	6/26/14	10,800,746
14,392,000	Jefferies, LLC	0.25%	4/24/14	7/24/14	14,400,995
$34,181,000					$34,202,363

As of April 30, 2014, the fair value of securities held as collateral for reverse repurchase agreements was $53,997,979 as noted on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $106,369,596)	$119,959,896
Dividends and interest receivable	182,150
Receivable for fund shares sold	18,381
Prepaid expenses and other assets	12,662
Total Assets	120,173,089

LIABILITIES:
Payable for fund shares redeemed	97,378
Payable to advisor	42,046
Payable to administrator	28,079
Payable to auditor	12,337
Accrued distribution fees	42,302
Accrued service fees	7,008
Reverse repurchase agreement	34,181,000
Accrued interest payable	5,465
Accrued trustees fees	3,295
Accrued expenses and other payables	36,361
Total Liabilities	34,455,271
NET ASSETS	$85,717,818

NET ASSETS CONSIST OF:
Capital stock	$70,680,595
Accumulated net investment income	97,646
Accumulated net realized gain on investments	1,349,277
Unrealized net appreciation on investments	13,590,300
Total Net Assets	$85,717,818

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	85,717,818
Shares issued and outstanding	5,726,933
Net asset value, offering price and redemption price per share	$14.97

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,154,783
Interest income	10,102
Total investment income	1,164,885

EXPENSES:
Investment advisory fees	261,882
Administration, fund accounting, custody and transfer agent fees	87,294
Distribution fees – Investor Class (See Note 5)	65,470
Service fees – Investor Class (See Note 5)	43,647
Sub-transfer agent expenses – Investor Class (See Note 5)	40,423
Interest expense (See Notes 6 and 8)	39,891
Federal and state registration fees	14,303
Compliance expense	10,655
Audit fees	10,315
Reports to shareholders	6,248
Trustees’ fees and expenses	4,959
Legal fees	2,481
Other expenses	6,283
Total expenses	593,851
NET INVESTMENT INCOME	$571,034

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$3,598,799
Change in unrealized appreciation on investments	274,796
Net gain on investments	3,873,595
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,444,629

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

11

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:
Net investment income	$571,034	$945,157
Net realized gain on securities	3,598,799	4,930,184
Change in unrealized appreciation on securities	274,796	4,920,747
Net increase in net assets resulting from operations	4,444,629	10,796,088

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(539,805)	(957,145)
Total distributions	(539,805)	(957,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,312,735	21,431,210
Dividends reinvested – Investor Class	502,323	873,732
Cost of shares redeemed – Investor Class	(12,243,186)	(19,573,550)
Net increase (decrease) in net assets
derived from capital share transactions	(8,428,128)	2,731,392
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,523,304)	12,570,335

NET ASSETS:
Beginning of period	90,241,122	77,670,787
End of period	$85,717,818	$90,241,122
Undistributed net investment income, end of period	$97,646	$66,417

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	228,487	1,551,829
Shares issued to holders as
reinvestment of dividends – Investor Class	34,119	64,334
Shares redeemed – Investor Class	(844,478)	(1,451,726)
Net increase (decrease) in shares outstanding	(581,872)	164,437

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Cash Flows For the Six Months Ended April 30,2014 (Unaudited)

Cash Flows From Operating Activities:
Net increase in net assets from operations	$4,444,629
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Purchase of investment securities	(61,729,784)
Proceeds on sale of securities	70,210,794
Increase in other receivables, net	(14,415)
Decrease in other assets	4,895
Decrease in accrued expenses and other payables	(64,604)
Net accretion of discount on securities	(9,987)
Net realized gain on investments	(3,598,799)
Unrealized appreciation on securities	(274,796)
Net cash provided by operating activities	$8,967,933

Cash Flows From Financing Activities:
Increase in reverse repurchase agreements	$—
Proceeds on shares sold	3,312,735
Payment on shares repurchased	(12,243,186)
Cash dividends paid, net of dividends reinvested	(37,482)
Net cash used in financing activities	$(8,967,933)

Cash at beginning of period	—
Cash at end of period	—
Net increase (decrease) in cash	$—

Cash paid for interest	$44,553

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Total Return Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.30

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gains (losses) on securities	0.66
Total from investment operations	0.76

Less distributions:
Dividends from net investment income	(0.09)
Total distributions	(0.09)
Net asset value, end of period	$14.97

TOTAL RETURN	5.34	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$85.72
Gross ratio of expenses, including interest expense, to average net assets	1.36	%(2)
Ratio of interest expense to average net assets	0.09	%(2)
Net ratio of expenses, excluding interest expense, to average net assets	1.27	%(2)
Ratio of net investment income to average net assets	1.31	%(2)
Portfolio turnover rate	10	%(1)

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

14

Year Ended October 31,
2013	2012	2011	2010	2009

$12.64	$11.47	$10.57	$9.10	$9.22

0.16	0.18	0.18	0.16	0.18
1.66	1.17	0.89	1.48	(0.14)
1.82	1.35	1.07	1.64	0.04

(0.16)	(0.18)	(0.17)	(0.17)	(0.16)
(0.16)	(0.18)	(0.17)	(0.17)	(0.16)
$14.30	$12.64	$11.47	$10.57	$9.10

14.49%	11.78%	10.22%	18.09%	0.69%

$90.24	$77.67	$64.13	$69.08	$52.38
1.37%	1.37%	1.34%	1.33%	1.56%
0.10%	0.08%	0.10%	0.08%	0.29%
1.27%	1.29%	1.24%	1.25%	1.27%
1.16%	1.44%	1.56%	1.62%	2.12%
31%	22%	21%	41%	41%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability

HENNESSY FUNDS                                                                                                        1-800-966-4354

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resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Offsetting Assets and Liabilities – The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.  In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.  For additional information regarding the offsetting of assets and liabilities at April 30, 2014, please reference the table in Note 8.

n).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

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Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $6,099,978 and $10,383,908, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average

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daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $42,046.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder servicing fees payable for the Fund as of April 30, 2014 were $7,008.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.15% of the Fund’s average daily net assets.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $40,423.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $87,294.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $735 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $133,000.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$111,406,807
Gross tax unrealized appreciation	$13,388,054
Gross tax unrealized depreciation	(237,537)
Net tax unrealized appreciation/depreciation	$13,150,517
Undistributed ordinary income	$66,417
Undistributed long-term capital gains	—
Total distributable earnings	$66,417
Other accumulated gain (loss)	$(2,084,535)
Total accumulated gain (loss)	$11,132,399

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$2,084,535	10/31/17

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $4,924,652.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$539,805	$957,145
Long-term capital gain	—	—
	$539,805	$957,145

8).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statement of Operations.

For the six months ended April 30, 2014, the average daily balance and average interest rate in effect for reverse repurchase agreements were $34,449,359 and 0.241%,

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respectively. At April 30, 2014, the interest rate in effect for the outstanding reverse repurchase agreements scheduled to mature on May 22, 2014 ($8,995,000), June 26, 2014 ($10,794,000), and July 24, 2014 ($14,392,000) was 0.25%, 0.25%, and 0.25%, respectively. Outstanding reverse repurchase agreements at April 30, 2014 were equal to 39.88% of the Fund’s net assets.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts Not
		in the	in the	Offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Reverse
Repurchase
Agreements	$34,181,000	$ —	$34,181,000	$34,181,000	$ —	$ —
	$34,181,000	$ —	$34,181,000	$34,181,000	$ —	$ —
For additional information, please reference the “Offsetting Assets and Liabilities” section in Note 2.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Total Return Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of The Hennessy Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$85,203,249(1)	5,860,970	$85,203,249	$85,203,249	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $221,200 and $11,758,211, respectively.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,053.40	$6.92

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.05	$6.80

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on December 4, 2013, the Board of Trustees of the Fund (the “Board”) unanimously approved the investment advisory agreement of the Fund for an initial period of two years.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the investment advisory agreement and the relevant factors for consideration, the Advisor’s most recent Form 10-K, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:
•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

• The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, and custodial services.
•	The Board considered that the advisory services to be provided by the Advisor are services required for the operation of the Fund.
•	The Board considered the nature and quality of the advisory services offered by the Advisor to the Fund.
•	The Board considered that the terms of the advisory agreement are fair and reasonable.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the approval of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted approval of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

27

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended approval of the advisory agreement.

HENNESSYFUNDS.COM

28

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY EQUITY AND
INCOME FUND

Investor Class HEIFX
Institutional Class HEIIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Expense Example	33
Proxy Voting	35
Quarterly Filings on Form N-Q	35
Federal Tax Distribution Information	35
Householding	35
Board Approval of Investment Advisory Agreements	36

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

HENNESSYFUNDS.COM

I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

Performance Overview (Unaudited)

The opinions expressed in the following commentaries reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	4.49%	9.16%	14.11%	8.02%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	4.61%	9.37%	14.37%	8.28%
Blended Balanced Index(2)	5.37%	11.85%	13.20%	6.57%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

Expense ratios:	Gross 1.39%, Net 1.36%(3) (Investor Class);
Gross 1.09% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Balanced Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Balanced Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.
(3)	With regard to Investor Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

PERFORMANCE NARRATIVE
THE LONDON COMPANY OF VIRGINIA, LLC,
SUB-ADVISOR (EQUITY PORTION)

FINANCIAL COUNSELORS, INC., SUB-ADVISOR (FIXED INCOME PORTION)

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Equity and Income Fund returned 4.49%, underperforming the Blended Balanced Index, the S&P 500 Index, and the Morningstar Moderate Allocation Category Average, which returned 5.37%, 8.36%, and 4.65% for the same period, respectively.

Portfolio Managers: Stephen M. Goddard, CFA (Lead Portfolio Manager), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark DeVaul, CFA, CPA, The London Company of Virginia, LLC (sub-advisor of the equity portion of the Fund)

Over the previous six months, how did the equity portion of the Fund perform and what factors contributed to this performance?

HENNESSYFUNDS.COM

Domestic equity returns for the six-month period ended April 30, 2014 were strong, driven heavily by gains coming from the last two months of 2013.  Year-to-date returns have been less consistent in their strength.  The year started with a preference for growth over value, as well as low quality over high quality.  However, this changed late in March after Fed Chairman Yellen introduced the possibility of higher interest rates sooner than many expected.  This led to a change in market leadership and value-oriented, lower beta, large-cap stocks took over, which was a favorable development for the Fund’s portfolio.  Although the period ended with the Fund behind its primary benchmark, the relative returns were positive during the last few months of the six-month period and are reflective of a trend that has since continued.  The Fund’s overweight position in the Consumer Staples sector and underweight position in the Health Care sector hurt performance this period.  The Fund’s holdings in the Energy and Health Care sectors underperformed, but were offset by positive returns from holdings in the Industrials and Consumer Staples sectors.

Additional Portfolio Manager commentary on the equity portion of the Fund and the related investment outlook:

With the markets appearing to move ever-higher, we often are asked where the market is headed next, whether or not stocks are becoming over-valued, and if we are encountering difficulty in uncovering fresh investment opportunities.  We are neither prognosticators nor seers, and have no informed opinion as to the market’s next move or direction.  For us, one critical determinant is the equity risk premium, which measures the spread between the cost of debt and the cost of equity.  The amount of that spread defines the degree of opportunity that corporate managements have to optimize capital structure for the benefit of shareholders.  From our vantage point, the backdrop remains advantageous and we are finding no dearth of fresh ideas across sectors and the market cap spectrum.

Our approach is to strive to own companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet.  Low interest rates and relatively high equity risk premiums can enable companies to potentially increase shareholder value by adjusting the capital structure of the company.  Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital, including through higher dividends, share repurchases, and merger and acquisition transactions.  We believe the Fund’s more conservative portfolio is well positioned for a slow-growth environment that has the potential to reward strong capital allocation.

Portfolio Managers:  Gary B. Cloud, CFA and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor of the fixed income portion of the Fund)

Over the previous six months, how did the fixed income portion of the Fund perform and what factors contributed to this performance?

A pro-cyclical asset allocation in the Fund helped performance due to an overweight position in Corporate bonds and an underweight position in U.S. Treasury securities.  Higher yielding fixed income securities in the portfolio boosted the interest income component of total return, adding to performance.  The biggest boost to the Fund’s performance came from Fixed Income sector asset allocation and individual issue selection, while the amortization and roll effect had the largest negative impact on Fund performance.

Additional Portfolio Manager commentary on the fixed income portion of the Fund and the related investment outlook:

Long-term government bond yields confounded the pessimists and dropped sharply during the six-month period.  The yield curve flattened noticeably as short-term rates brought forward the first interest rate hike and longer maturities priced in a more benign

HENNESSY FUNDS                                                                                                        1-800-966-4354

inflation environment.  The net result was almost an entire retracement of last years’ negative return for the major investment grade bond indices over the last 180 days.

We believe that potential GDP continues to be in the 2.00% to 2.50% range and the U.S. economy will have a hard time overheating.  We believe China and Japan are both looking weaker this year, and Europe seems to be relegated to 1.00% trend growth.  We expect that emerging market economies will likely weigh on global growth due to the need to rebalance their economies through lower current account deficits and higher short-term interest rates.

We believe geopolitical tensions, subpar U.S. economic growth, and weak personal income growth will likely weigh on inflation pressures for the rest of this year.  We expect interest rates to remain stubbornly low over the near term and perhaps end the year about where they started 2014.  We believe short-term interest rates will move higher sometime in the next few years, but we do not expect that to happen over the next two quarters.

The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in debt securities, which typically decrease in value when interest rates rise.  The risk is greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Beta measures the volatility of a fund as compared to that of the market or a benchmark.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

Schedule of Investments

HENNESSY EQUITY AND INCOME FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
NewMarket Corp.	3.43%
Wells Fargo & Co.	2.80%
General Dynamics Corp.	2.59%
CarMax, Inc.	2.43%
Berkshire Hathaway, Inc., Class B	2.43%
Bristol-Myers Squibb Co.	2.39%
U.S. Treasury Note, 4.125%, 05/15/2015	2.38%
BlackRock, Inc.	2.29%
Albemarle Corp.	2.24%
Corning, Inc.	2.21%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                        1-800-966-4354

COMMON STOCKS – 62.60%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 6.16%
CarMax, Inc. (a)	184,589	$8,081,306	2.43%
Carnival Corp.	162,290	6,379,620	1.92%
Lowes Companies, Inc.	131,126	6,019,995	1.81%
		20,480,921	6.16%

Consumer Staples – 10.57%
Altria Group, Inc.	155,439	6,234,658	1.88%
Brown-Forman Corp., Class B	29,476	2,644,587	0.80%
Energizer Holdings, Inc.	61,062	6,820,015	2.05%
Lorillard, Inc.	67,926	4,036,163	1.22%
Reynolds American, Inc.	89,131	5,029,662	1.51%
The Coca-Cola Co.	124,081	5,061,264	1.52%
Wal-Mart Stores, Inc.	66,242	5,280,150	1.59%
		35,106,499	10.57%

Energy – 5.62%
Apache Corp.	58,780	5,102,104	1.53%
Chevron Corp.	58,411	7,331,749	2.21%
ConocoPhillips	83,878	6,232,974	1.88%
		18,666,827	5.62%

Financials – 10.14%
Bank of America Corp.	390,000	5,904,600	1.78%
Berkshire Hathaway, Inc., Class B (a)	62,689	8,077,478	2.43%
BlackRock, Inc.	25,318	7,620,718	2.29%
Wells Fargo & Co.	187,693	9,317,080	2.80%
White Mountains Insurance Group Ltd. (c)	4,651	2,773,205	0.84%
		33,693,081	10.14%

Health Care – 5.81%
Bristol-Myers Squibb Co.	158,768	7,952,689	2.39%
Eli Lilly & Co.	120,590	7,126,869	2.15%
Pfizer, Inc.	135,085	4,225,459	1.27%
		19,305,017	5.81%

Industrials – 4.00%
FedEx Corp.	34,348	4,679,915	1.41%
General Dynamics Corp.	78,810	8,625,755	2.59%
		13,305,670	4.00%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 11.11%
Cisco Systems, Inc.	212,446	$4,909,627	1.48%
Corning, Inc.	350,797	7,335,165	2.21%
EMC Corp.	229,463	5,920,145	1.78%
Intel Corp.	208,299	5,559,500	1.67%
International Business Machines Corp.	18,525	3,639,607	1.10%
Microsoft Corp.	90,513	3,656,725	1.10%
Visa, Inc., Class A	29,009	5,877,514	1.77%
		36,898,283	11.11%

Materials – 7.67%
Albemarle Corp.	111,275	7,459,876	2.24%
NewMarket Corp.	30,590	11,389,269	3.43%
The Mosaic Co.	132,560	6,633,302	2.00%
		25,482,447	7.67%

Telecommunication Services – 1.52%
Verizon Communications, Inc.	108,148	5,053,756	1.52%

Total Common Stocks
(Cost $159,113,303)		207,992,501	62.60%

PREFERRED STOCKS – 0.03%

Financial – 0.03%
Fannie Mae Preferred (a)	10,600	109,180	0.03%

Total Preferred Stocks
(Cost $265,000)		109,180	0.03%

REITS – 0.10%
Apollo Commercial Real Estate Finance, Inc.	19,000	323,190	0.10%

Total REITS
(Cost $321,773)		323,190	0.10%

CORPORATE BONDS – 23.26%	Par		% of
	Amount	Value	Net Assets
Consumer Discretionary – 1.32%
Amazon.com, Inc.
0.650%, 11/27/2015	800,000	802,072	0.24%
Comcast Corp.
4.950%, 06/15/2016	600,000	652,238	0.20%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Consumer Discretionary (Continued)
Ford Motor Credit Co. LLC
3.000%, 06/12/2017	1,750,000	$1,826,645	0.55%
Starbucks Corp.
6.250%, 08/15/2017	300,000	346,567	0.10%
The Home Depot, Inc.
5.400%, 03/01/2016	700,000	761,021	0.23%
		4,388,543	1.32%

Consumer Staples – 0.49%
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/2019	150,000	186,358	0.05%
CVS Caremark Corp.
4.750%, 05/18/2020	400,000	444,078	0.13%
5.750%, 06/01/2017	600,000	679,596	0.21%
Wal-Mart Stores, Inc.
5.000%, 10/25/2040	300,000	334,234	0.10%
		1,644,266	0.49%

Energy – 0.27%
Encana Corp. – ADR (c)
3.900%, 11/15/2021	850,000	883,012	0.27%

Financials – 13.59%
Aflac, Inc.
8.500%, 05/15/2019	650,000	841,536	0.25%
American Express Co.
6.150%, 08/28/2017	1,550,000	1,784,374	0.54%
American Express Credit Corp.
2.750%, 09/15/2015	1,150,000	1,184,840	0.36%
American International Group, Inc.
4.875%, 06/01/2022	600,000	668,602	0.20%
5.850%, 01/16/2018	1,075,000	1,228,129	0.37%
Associated Banc-Corp
5.125%, 03/28/2016	700,000	746,497	0.23%
Associates Corporation of North America
6.950%, 11/01/2018	300,000	356,414	0.11%
Bank New York Mellon Corp.
1.969%, 06/20/2017	500,000	511,159	0.15%
Bank of Montreal – ADR (c)
2.500%, 01/11/2017	400,000	414,996	0.13%
Bank of Nova Scotia – ADR (c)
2.550%, 01/12/2017	1,000,000	1,040,200	0.31%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
BlackRock, Inc.
3.500%, 03/18/2024	1,000,000	$998,917	0.30%
Capital One Financial Corp.
4.750%, 07/15/2021	1,500,000	1,658,168	0.50%
Citigroup, Inc.
6.125%, 11/21/2017	1,455,000	1,664,278	0.50%
Credit Suisse USA, Inc.
5.125%, 08/15/2015	975,000	1,031,669	0.31%
Discover Financial Services
5.200%, 04/27/2022	900,000	980,015	0.30%
Fifth Third Bancorp
3.625%, 01/25/2016	700,000	733,340	0.22%
First Niagara Financial Group, Inc.
6.750%, 03/19/2020	590,000	678,270	0.20%
Franklin Resources, Inc.
1.375%, 09/15/2017	1,080,000	1,075,286	0.32%
General Electric Capital Corp.
5.625%, 05/01/2018	1,050,000	1,204,544	0.36%
General Electric Capital Corp. 1.625% 040218
1.625%, 04/02/2018	500,000	499,797	0.15%
General Electric Capital Corp. 5% 010816
5.000%, 01/08/2016	500,000	536,230	0.16%
Genworth Financial, Inc.
6.515%, 05/22/2018	500,000	578,570	0.17%
Goldman Sachs Group, Inc.
5.350%, 01/15/2016	500,000	536,681	0.16%
HSBC Finance Corp.
2.375%, 02/13/2015	1,000,000	1,016,079	0.30%
5.000%, 06/30/2015	1,200,000	1,257,090	0.38%
J. P. Morgan Chase & Co.
6.000%, 01/15/2018	1,000,000	1,147,288	0.35%
KeyCorp
3.750%, 08/13/2015	900,000	934,896	0.28%
5.100%, 03/24/2021	950,000	1,075,609	0.33%
Lazard Group
6.850%, 06/15/2017	320,000	363,685	0.11%
Lincoln National Corp.
6.250%, 02/15/2020	780,000	917,786	0.28%
Manulife Financial Corp. – ADR (c)
3.400%, 09/17/2015	300,000	311,233	0.09%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	955,000	$1,126,087	0.34%
Merrill Lynch & Company, Inc., Series MTNC
0.704%, 01/15/2015	250,000	250,398	0.08%
MetLife, Inc., Series A
6.817%, 08/15/2018	100,000	119,580	0.04%
Morgan Stanley
5.375%, 10/15/2015	500,000	532,760	0.16%
5.750%, 01/25/2021	850,000	976,644	0.29%
6.625%, 04/01/2018	250,000	291,937	0.09%
Prudential Financial, Inc.
5.500%, 03/15/2016	310,000	336,357	0.10%
Prudential Financial, Inc., Series MTNB
5.100%, 09/20/2014	285,000	290,111	0.09%
Qwest Capital Funding, Inc.
6.500%, 11/15/2018	700,000	784,000	0.24%
Raymond James Financial, Inc.
5.625%, 04/01/2024	700,000	775,769	0.23%
Royal Bank of Canada – ADR (c)
2.200%, 07/27/2018	1,000,000	1,014,744	0.31%
Simon Property Group, Inc.
6.100%, 05/01/2016	1,010,000	1,102,946	0.33%
St. Paul Travelers, Inc.
5.500%, 12/01/2015	275,000	296,039	0.09%
SunTrust Banks, Inc.
3.600%, 04/15/2016	250,000	262,766	0.08%
6.000%, 09/11/2017	250,000	284,343	0.08%
The Bear Stearns Companies, Inc.
6.400%, 10/02/2017	1,350,000	1,562,698	0.47%
The Charles Schwab Corp.
0.850%, 12/04/2015	1,000,000	1,004,016	0.30%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,235,918	0.37%
The Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	300,000	332,000	0.10%
The Royal Bank of Scotland PLC – ADR (c)
4.375%, 03/16/2016	400,000	425,760	0.13%
Toronto Dominion Bank – ADR (c)
2.375%, 10/19/2016	1,000,000	1,037,643	0.31%
Wachovia Corp.
5.750%, 06/15/2017	850,000	966,388	0.29%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Wells Fargo & Co.
5.625%, 12/11/2017	1,000,000	$1,142,563	0.34%
Westpac Banking Corp. – ADR (c)
4.200%, 02/27/2015	500,000	515,456	0.16%
4.875%, 11/19/2019	450,000	504,817	0.15%
		45,147,918	13.59%

Health Care – 1.65%
Agilent Technologies, Inc.
5.000%, 07/15/2020	650,000	713,112	0.22%
Amgen, Inc.
2.500%, 11/15/2016	1,000,000	1,038,539	0.31%
Celgene Corp.
2.300%, 08/15/2018	1,000,000	1,008,305	0.30%
GlaxoSmithKline Capital, Inc. – ADR (c)
1.500%, 05/08/2017	500,000	505,478	0.15%
Merck and Co., Inc.
6.000%, 09/15/2017	850,000	978,571	0.29%
UnitedHealth Group, Inc.
5.375%, 03/15/2016	250,000	271,263	0.08%
Wellpoint, Inc.
2.375%, 02/15/2017	960,000	982,007	0.30%
		5,497,275	1.65%

Industrials – 0.31%
John Deere Capital Corp.
1.850%, 09/15/2016	1,000,000	1,026,565	0.31%

Information Technology – 1.98%
Altera Corp.
1.750%, 05/15/2017	1,000,000	1,009,491	0.30%
Applied Materials, Inc.
4.300%, 06/15/2021	300,000	326,349	0.10%
Corning, Inc.
6.850%, 03/01/2029	275,000	335,176	0.10%
eBay, Inc.
3.250%, 10/15/2020	1,000,000	1,027,413	0.31%
EMC Corp.
1.875%, 06/01/2018	1,000,000	1,005,451	0.30%
Hewlett Packard Co.
3.000%, 09/15/2016	1,000,000	1,045,033	0.32%
Juniper Networks, Inc.
4.600%, 03/15/2021	1,000,000	1,061,981	0.32%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Information Technology (Continued)
KLA-Tencor Corp.
6.900%, 05/01/2018	650,000	$763,183	0.23%
		6,574,077	1.98%

Materials – 1.90%
Alcoa, Inc.
6.150%, 08/15/2020	625,000	690,303	0.21%
AngloGold Ashanti Holdings PLC – ADR (c)
5.125%, 08/01/2022	1,000,000	970,653	0.29%
El du Pont de Nemours & Co.
4.750%, 03/15/2015	315,000	326,645	0.10%
Goldcorp, Inc. – ADR (c)
2.125%, 03/15/2018	1,250,000	1,245,815	0.38%
International Paper Co.
9.375%, 05/15/2019	250,000	329,817	0.10%
Rio Tinto Finance USA PLC – ADR (c)
1.375%, 06/17/2016	1,000,000	1,011,341	0.30%
2.000%, 03/22/2017	640,000	653,746	0.20%
The Dow Chemical Co.
4.250%, 11/15/2020	1,000,000	1,072,332	0.32%
		6,300,652	1.90%

Telecommunication Services – 1.66%
AT&T, Inc.
2.950%, 05/15/2016	775,000	808,236	0.24%
3.000%, 02/15/2022	250,000	246,528	0.08%
5.350%, 09/01/2040	200,000	209,397	0.06%
5.800%, 02/15/2019	800,000	929,290	0.28%
CenturyLink, Inc.
5.150%, 06/15/2017	400,000	434,500	0.13%
Verizon Communications, Inc.
0.700%, 11/02/2015	800,000	801,622	0.24%
6.350%, 04/01/2019	600,000	710,399	0.22%
8.750%, 11/01/2018	292,000	373,388	0.11%
Vodafone Group PLC – ADR (c)
1.500%, 02/19/2018	1,000,000	992,842	0.30%
		5,506,202	1.66%

Utilities – 0.09%
Sempra Energy
6.500%, 06/01/2016	275,000	305,079	0.09%

Total Corporate Bonds
(Cost $75,061,690)		77,273,589	23.26%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

MORTGAGE BACKED SECURITIES – 3.70%	Par		% of
	Amount	Value	Net Assets
Federal Home Loan Mortgage Corp.
3.000%, 05/01/2042	4,336,790	$4,235,529	1.27%
3.000%, 09/01/2042	2,791,760	2,726,575	0.82%
5.000%, 05/01/2020	125,417	135,392	0.04%
5.500%, 04/01/2037	232,320	259,573	0.08%
Federal National Mortgage Association
2.400%, 11/07/2024	1,000,000	936,022	0.28%
3.500%, 01/01/2042	928,608	945,085	0.28%
4.000%, 12/01/2041	1,215,398	1,276,403	0.38%
4.000%, 10/01/2041	1,312,615	1,378,377	0.42%
4.500%, 08/01/2020	142,490	151,746	0.05%
6.000%, 10/01/2037	222,158	247,767	0.08%

Total Mortgage Backed Securities
(Cost $12,636,133)		12,292,469	3.70%

U.S. GOVERNMENT AGENCY ISSUES – 1.46%
Federal Home Loan Banks
1.000%, 04/23/2024	1,700,000	1,702,157	0.51%
1.000%, 06/27/2023	1,500,000	1,500,349	0.45%
1.000%, 11/20/2028	1,000,000	999,134	0.30%
5.750%, 06/15/2037	600,000	665,119	0.20%

Total U.S. Government Agency Issues
(Cost $4,895,494)		4,866,759	1.46%

U.S. TREASURY OBLIGATIONS – 4.50%

U.S. Treasury Bonds – 0.48%
U.S. Treasury Bonds
3.625%, 02/15/2044	1,500,000	1,546,641	0.47%
U.S. Treasury Inflation Index Bond
0.125%, 07/15/2022	25,524	25,255	0.01%

Total U.S. Treasury Bonds
(Cost $1,547,172)		1,571,896	0.48%

U.S. Treasury Notes – 4.02%
2.375%, 03/31/2016	2,005,000	2,081,910	0.63%
3.250%, 03/31/2017	1,000,000	1,069,883	0.32%
4.125%, 05/15/2015	7,600,000	7,916,616	2.38%
2.750%, 02/15/2024	1,000,000	1,008,828	0.30%
2.500%, 08/15/2023	1,300,000	1,289,996	0.39%

Total U.S. Treasury Notes
(Cost $13,344,716)		13,367,233	4.02%

Total U.S. Treasury Obligations
(Cost $14,891,888)		14,939,129	4.50%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS) – 2.39%	of Shares	Value	Net Assets
iShares iBoxx $High Yield Corporation Bond Fund	12,000	$1,132,080	0.34%
PowerShares Senior Loan Portfolio	120,000	2,968,800	0.90%
SPDR Barclays Capital High Yield Bond	14,500	599,575	0.18%
SPDR Barclays Short Term High Yield	62,500	1,935,000	0.58%
Wisdomtree Emerging Markets Local Debt Fund	11,000	506,110	0.15%
Apollo Investment Corporation	40,000	319,600	0.09%
Calamos Convertible Opportunity And Income Fund	16,000	220,000	0.07%
NGP Capital Resources Co.	8,000	54,480	0.02%
PennantPark Investment Corp.	19,000	203,300	0.06%

Total Investment Companies (Excluding
Money Market Funds) (Cost $7,965,340)		7,938,945	2.39%

SHORT-TERM INVESTMENTS – 1.02%

Money Market Funds – 1.02%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	3,400,459	3,400,459	1.02%

Total Money Market Funds
(Cost $3,400,459)		3,400,459	1.02%

Total Short-Term Investments
(Cost $3,400,459)		3,400,459	1.02%

Total Investments
(Cost $278,551,080) – 99.06%		329,136,221	99.06%
Other Assets in Excess
of Liabilities – 0.94%		3,123,958	0.94%
TOTAL NET ASSETS – 100.00%		$332,260,179	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(c)	U.S. traded security of a foreign corporation.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$20,480,921	$—	$—	$20,480,921
Consumer Staples	35,106,499	—	—	35,106,499
Energy	18,666,827	—	—	18,666,827
Financials	33,693,081	—	—	33,693,081
Health Care	19,305,017	—	—	19,305,017
Industrials	13,305,670	—	—	13,305,670
Information Technology	36,898,283	—	—	36,898,283
Materials	25,482,447	—	—	25,482,447
Telecommunication Services	5,053,756	—	—	5,053,756
Total Common Stock	$207,992,501	$—	$—	$207,992,501
Preferred Stock	$109,180	$—	$—	$109,180
REITS
Financials	$323,190	$—	$—	$323,190
Corporate Bonds
Consumer Discretionary	$—	$4,388,543	$—	$4,388,543
Consumer Staples	—	1,644,266	—	1,644,266
Energy	—	883,012	—	883,012
Financials	—	45,147,918	—	45,147,918
Health Care	—	5,497,275	—	5,497,275
Industrials	—	1,026,565	—	1,026,565
Information Technology	—	6,574,077	—	6,574,077
Materials	—	6,300,652	—	6,300,652
Telecommunication Services	—	5,506,202	—	5,506,202
Utilities	—	305,079	—	305,079
Total Corporate Bonds	$—	$77,273,589	$—	$77,273,589
Mortgage Backed Securities	$—	$12,292,469	$—	$12,292,469
U.S. Government Agency Issues	$—	$4,866,759	$—	$4,866,759
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$1,571,896	$—	$1,571,896
U.S. Treasury Notes	—	13,367,233	—	13,367,233
Total U.S. Treasury Obligations	$—	$14,939,129	$—	$14,939,129
Investment Companies (Excluding
Money Market Funds)	$7,938,945	$—	$—	$7,938,945
Short-Term Investments
Money Market Funds	$3,400,459	$—	$—	$3,400,459
Total Short-Term Investments	$3,400,459	$—	$—	$3,400,459
Total Investments	$219,764,275	$109,371,946	$—	$329,136,221

Transfers between levels are recognized at the end of the reporting period.  During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $278,551,080)	$329,136,221
Dividends and interest receivable	1,259,047
Receivable for fund shares sold	1,659,960
Receivable for securities sold	2,165,442
Prepaid expenses and other assets	31,702
Total Assets	334,252,372

LIABILITIES:
Payable for securities purchased	1,010,151
Payable for fund shares redeemed	579,516
Payable to advisor	212,589
Payable to administrator	63,748
Payable to auditor	9,477
Accrued distribution fees	62,429
Accrued trustees fees	5,067
Accrued expenses and other payables	49,216
Total Liabilities	1,992,193
NET ASSETS	$332,260,179

NET ASSETS CONSIST OF:
Capital stock	$274,663,181
Accumulated net investment income	132,591
Accumulated net realized gain on investments	6,879,266
Unrealized net appreciation on investments	50,585,141
Total Net Assets	$332,260,179

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	246,788,191
Shares issued and outstanding	15,543,779
Net asset value, offering price and redemption price per share	$15.88

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	85,471,988
Shares issued and outstanding	5,682,915
Net asset value, offering price and redemption price per share	$15.04

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$2,424,526
Interest income	1,317,951
Total investment income	3,742,477

EXPENSES:
Investment advisory fees	1,277,374
Distribution fees – Investor Class (See Note 5)	290,425
Administration, fund accounting, custody and transfer agent fees	191,606
Sub-transfer agent expenses – Investor Class (See Note 5)	131,298
Sub-transfer agent expenses – Institutional Class (See Note 5)	37,152
Reports to shareholders	23,407
Federal and state registration fees	22,868
Compliance expense	10,655
Audit fees	9,472
Trustees’ fees and expenses	8,679
Legal fees	2,480
Other expenses	13,298
Total expenses before reimbursement from advisor	2,018,714
Expense reimbursement by advisor – Investor Class	(11,567)
Net expenses	2,007,147
NET INVESTMENT INCOME	$1,735,330

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$6,955,810
Change in unrealized appreciation on investments	5,463,868
Net gain on investments	12,419,678
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,155,008

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

(This Page Intentionally Left Blank.)

HENNESSYFUNDS.COM

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment income	$1,735,330		$4,864,880
Net realized gain on securities	6,955,810		13,272,491
Change in unrealized appreciation on securities	5,463,868		21,344,922
Net increase in net assets resulting from operations	14,155,008		39,482,293

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(1,231,250)		(3,063,016)
Net investment income – Institutional Class	(618,636)		(1,937,482)
Net realized gains – Investor Class	(10,301,249)		—
Net realized gains – Institutional Class	—		—
Total distributions	(12,151,135)		(5,000,498)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	41,952,308		99,856,871
Proceeds from shares subscribed – Institutional Class	14,819,182		29,868,131
Dividends reinvested – Investor Class	8,419,389		2,933,613
Dividends reinvested – Institutional Class	2,521,205		1,518,097
Cost of shares redeemed – Investor Class	(38,441,052	)(1)	(90,377,638	)(2)
Cost of shares redeemed – Institutional Class	(17,380,980)		(65,319,830	)(2)
Net increase (decrease) in net assets derived
from capital share transactions	11,890,052		(21,520,756)
TOTAL INCREASE IN NET ASSETS	13,893,925		12,961,039

NET ASSETS:
Beginning of period	318,366,254		305,405,215
End of period	$332,260,179		$318,366,254
Undistributed net investment income, end of period	$132,591		$247,147

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,676,370		6,666,051
Shares sold – Institutional Class	998,914		2,087,219
Shares issued to holders as reinvestment
of dividends – Investor Class	544,993		200,342
Shares issued to holders as reinvestment
of dividends – Institutional Class	172,060		110,506
Shares redeemed – Investor Class	(2,471,443)		(6,175,811)
Shares redeemed – Institutional Class	(1,175,130)		(4,674,153)
Net increase (decrease) in shares outstanding	745,764		(1,785,846)

(1)	Net of redemption fees of $105 related to redemption fees imposed by the FBR Balanced Fund during a prior year but not received until the six-month period ended April 30, 2014.
(2)
Net of redemption fees of $1,077 and $482 for the Investor Class and Institutional Class shares, respectively, related to redemption fees imposed by the FBR Balanced Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

Financial Highlights

Hennessy Equity and Income Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.77

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gains (losses) on securities	0.61
Total from investment operations	0.69

Less distributions:
Dividends from net investment income	(0.08)
Dividends from realized capital gains	(0.50)
Return of capital	—
Total distributions	(0.58)
Paid-in capital from redemption fees	—
Net asset value, end of period	$15.88

TOTAL RETURN	4.49	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$246.79
Ratio of expenses to average net assets:
Before expense reimbursement	1.34	%(5)
After expense reimbursement	1.33	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.00	%(5)
After expense reimbursement	1.01	%(5)
Portfolio turnover rate(6)	15	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

			For the Period
			April 1, 2010
For the Year Ended October 31,			to October 31,		Year Ended March 31,
2013	2012	2011	2010(1)		2010	2009

$13.96	$12.99	$11.93	$11.52		$8.92	$12.27

0.23	0.18	0.29 (2)	0.17	(2)	0.29 (2)	0.32 (2)
1.81	0.99	1.04	0.40		2.61	(3.23)
2.04	1.17	1.33	0.57		2.90	(2.91)

(0.23)	(0.20)	(0.27)	(0.16)		(0.30)	(0.25)
—	—	—	—		—	(0.17)
—	—	—	—		—	(0.03)
(0.23)	(0.20)	(0.27)	(0.16)		(0.30)	(0.45)
0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01
$15.77	$13.96	$12.99	$11.93		$11.52	$8.92

14.72%	9.01%	11.30%	5.04	%(4)	32.76%	(24.28)%

$233.25	$196.92	$56.75	$41.50		$46.81	$18.86

1.36%	1.33%	1.54%	1.60	%(5)	1.69%	1.84%
1.33%	1.24%	1.24%	1.24	%(5)	1.25%	1.32%

1.51%	1.37%	2.03%	2.21	%(5)	2.26%	2.50%
1.54%	1.46%	2.33%	2.56	%(5)	2.70%	3.03%
52%	34%	35%	27	%(4)	26%	32%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

Financial Highlights

Hennessy Equity and Income Fund

For an Institutional Class share outstanding throughout each period
	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.97

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	0.58
Total from investment operations	0.67

Less distributions:
Dividends from net investment income	(0.10)
Dividends from net realized gains	(0.50)
Return of Capital	—
Total distributions	(0.60)
Paid-in capital from redemption fees	—
Net asset value, end of period	$15.04

TOTAL RETURN	4.61	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$85.47
Ratio of expenses to average net assets:
Before expense reimbursement	1.06	%(5)
After expense reimbursement	1.06	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.29	%(5)
After expense reimbursement	1.29	%(5)
Portfolio turnover rate(6)	15	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

			For the Period
			April 1, 2010
For the Year Ended October 31,			to October 31,		Year Ended March 31,
2013	2012	2011	2010(1)		2010	2009

$13.29	$12.38	$11.38	$10.99		$8.52	$11.75

0.25	0.22	0.32 (2)	0.18	(2)	0.30 (2)	0.33 (2)
1.72	0.92	0.99	0.38		2.50	(3.10)
1.97	1.14	1.31	0.56		2.80	(2.77)

(0.29)	(0.23)	(0.31)	(0.17)		(0.33)	(0.26)
—	—	—	—		—	(0.17)
—	—	—	—		—	(0.04)
(0.29)	(0.23)	(0.31)	(0.17)		(0.33)	(0.47)
0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01
$14.97	$13.29	$12.38	$11.38		$10.99	$8.52

14.99%	9.23%	11.62%	5.19	%(4)	33.10%	(24.13)%

$85.12	$108.49	$55.28	$42.17		$39.40	$31.13

1.06%	1.06%	1.12%	1.20	%(5)	1.43%	1.58%
1.06%	0.99%	0.99%	0.99	%(5)	0.99%	1.07%

1.95%	1.68%	2.56%	2.60	%(5)	2.57%	2.73%
1.95%	1.75%	2.69%	2.82	%(5)	3.01%	3.24%
52%	34%	35%	27	%(4)	26%	32%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Balanced Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is long-term capital growth and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

HENNESSY FUNDS                                                                                                        1-800-966-4354

significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $31,799,064 and $32,186,170, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund were $14,996,968 and $14,878,086, respectively, for the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $212,589.

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The Advisor has delegated the day-to-day management of the equity sleeve of the Fund to The London Company of Virginia, LLC and has delegated the day-to-day management of the fixed income sleeve of the Fund to Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.08% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement. The Advisor waived or reimbursed expenses of $11,567 for the Fund during the six-month period ended April 30, 2014.  As of April 30, 2014, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	October 31, 2015	October 31, 2016	October 31, 2017	Total
Investor Class	$0	$67,819	$11,567	$79,386
Institutional Class	$0	$0	$0	$0

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Investor Class shares.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $168,450.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $191,606.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

HENNESSY FUNDS                                                                                                        1-800-966-4354

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$272,312,225
Gross tax unrealized appreciation	$47,145,367
Gross tax unrealized depreciation	(2,100,558)
Net tax unrealized appreciation/depreciation	$45,044,809
Undistributed ordinary income	$247,147
Undistributed long-term capital gains	10,301,169
Total distributable earnings	$10,548,316
Other accumulated gain (loss)	$—
Total accumulated gain (loss)	$55,593,125

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $2,832,320.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$1,849,886	$5,000,498
Long-term capital gain	10,301,249	—
	$12,151,135	$5,000,498

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,044.90	$6.74

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.20	$6.66

Institutional Class

Actual	$1,000.00	$1,046.10	$5.38

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.54	$5.31

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Investor Class shares or 1.06% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 99.15%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 99.15%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

Board Approval of Investment Advisory
Agreements

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreements of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory and sub-advisory agreements and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from each sub-advisor, each sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisors:
•
The Advisor oversees the sub-advisors for the Fund. The sub-advisors act as the portfolio manager to the Fund, managing the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

	•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
	•	The Advisor oversees the use of soft dollars for the Fund.
	•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisors and the Fund’s other service providers, conducting on-site visits to the sub-advisors and the Fund’s other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

	•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
	•	The Advisor is actively involved with preparing regulatory filings for the Fund.
	•	The Advisor oversees proxy voting for the Fund.
	•	The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab,

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Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

	•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor and the sub-advisors of the Fund to those of funds similar in asset size and investment objective to the Fund and concluded the advisory and sub-advisory fees of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the investment advisory and sub-advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisors with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY BALANCED
FUND

Investor Class  HBFBX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting	25
Quarterly Filings on Form N-Q	25
Federal Tax Distribution Information	25
Householding	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

HENNESSYFUNDS.COM

2

I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	3.22%	4.93%	10.22%	3.89%
50/50 Blended DJIA/Treasury Index(2)	4.04%	7.28%	9.30%	5.09%
Dow Jones Industrial Average	7.90%	14.44%	18.32%	7.68%

Expense ratio: 1.75%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the BofA Merrill Lynch 1-Year Treasury Note Index.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Hennessy Balanced Fund returned 3.22%, underperforming the 50/50 Blended DJIA/Treasury Index, the Dow Jones Industrial Average, and the Morningstar Moderate Allocation Category Average, which returned 4.04%, 7.90%, and 4.65% for the same period, respectively.

The Fund’s relative underperformance to its benchmarks is due primarily to the relative underperformance of some of the higher dividend-paying companies within the Dow Jones Industrial Average.  Because the Fund maintains a position of approximately 50% in U.S. Treasuries, it did not fully capture the performance of the equity markets over the six-month period.  While the Fund’s portfolio may underperform its benchmarks in periods where equities rise sharply, the strategy aims to capture near-market returns with a lower risk profile, since only approximately 50% of the assets of the Fund are invested in equities.  Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than its equity benchmarks due to its approximately 50% exposure to short-term U.S. Treasuries that are held to maturity.  Ultimately, the overall goal of this portfolio is to capture upside performance while mitigating downside risk.

HENNESSYFUNDS.COM

4

During the six-month period ended April 30, 2014, all but one of the Fund’s 13 equity positions had positive returns, with only Verizon Communications, Inc. posting a negative return.  Merck & Co., Inc. and Microsoft Corporation had the best performance during the period, posting gains of 31% and 15%, respectively.  Despite Merck & Co., Inc. being the largest holding within the Fund, the Fund’s relative underweight position in Microsoft Corporation and overweight position in both Verizon Communications, Inc. and AT&T, Inc. hurt relative overall performance versus its benchmarks.  The Fund continues to hold all of these positions.

Additional Portfolio Manager commentary and related investment outlook:

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the stocks comprising the high dividend- yielding “Dogs of the Dow” (the methodology employed within the Hennessy Balanced Fund), provide an excellent way to gain equity exposure to the markets.  With U.S. Treasury yields still trading near historic lows, many investors are seeking high quality, dividend- paying companies as a means of potentially generating current income.  We believe that the rotation out of bonds and into equities, where investors have historically received higher yields as well as the potential for capital appreciation, should continue.

As the overall markets reach new highs and investors become more wary of a potential pullback, we believe that a trend of moving some money away from more risky asset classes and into the perceived “safety” of very large dividend-paying companies will prevail.  We believe the Fund is well positioned for the more conservative investor as the equity portion of the portfolio holds what we would deem to be high quality, high-dividend-paying companies, while the relatively short duration of the U.S. Treasury component (all less than one year) will allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

_______________

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short duration Treasury securities represented by the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.  The Dow Jones Industrial Average is an unmanaged index commonly used to measure the performance of U.S. stocks.  The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of Treasury securities maturing in approximately one year.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

5

Schedule of Investments

HENNESSY BALANCED FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS
U.S. Treasury Bill, 0.115%, 02/05/2015	12.56%
U.S. Treasury Bill, 0.075%, 08/21/2014	8.37%
U.S. Treasury Bill, 0.080%, 09/18/2014	6.70%
U.S. Treasury Bill, 0.050%, 06/26/2014	6.70%
Merck & Co., Inc.	5.74%
Intel Corp.	5.26%
General Electric Co.	5.07%
Procter & Gamble Co.	5.05%
U.S. Treasury Bill, 0.010%, 05/29/2014	5.02%
McDonald’s Corp.	4.92%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

6

COMMON STOCKS – 50.30%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 4.92%
McDonald’s Corp.	5,800	$588,004	4.92%

Consumer Staples – 5.05%
Procter & Gamble Co.	7,300	602,615	5.05%

Energy – 4.89%
Chevron Corp.	4,650	583,668	4.89%

Health Care – 10.26%
Merck & Co., Inc.	11,700	685,152	5.74%
Pfizer, Inc.	17,250	539,580	4.52%
		1,224,732	10.26%

Industrials – 5.07%
General Electric Co.	22,500	605,025	5.07%

Information Technology – 6.52%
Cisco Systems, Inc.	4,850	112,084	0.94%
Intel Corp.	23,550	628,549	5.26%
Microsoft Corp.	950	38,380	0.32%
		779,013	6.52%

Materials – 4.51%
EI Du Pont de Nemours & Co.	8,000	538,560	4.51%

Telecommunication Services – 9.08%
AT&T, Inc.	16,450	587,265	4.92%
Verizon Communications, Inc.	10,650	497,675	4.16%
		1,084,940	9.08%
Total Common Stocks
(Cost $4,880,427)		6,006,557	50.30%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

7

SHORT-TERM INVESTMENTS – 49.85%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 1.30%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	154,803	$154,803	1.30%

Total Money Market Funds
(Cost $154,803)		154,803	1.30%

U.S. Treasury Bills – 48.55%
0.020%, 05/01/2014 (b)	300,000	300,000	2.51%
0.010%, 05/29/2014 (b)	600,000	599,951	5.02%
0.050%, 06/26/2014 (b)	800,000	799,832	6.70%
0.075%, 08/21/2014 (b)	1,000,000	999,918	8.37%
0.080%, 09/18/2014 (b)	800,000	799,914	6.70%
0.115%, 02/05/2015 (b)	1,500,000	1,499,212	12.56%
0.120%, 03/05/2015 (b)	300,000	299,795	2.51%
0.125%, 04/02/2015 (b)	500,000	499,627	4.18%

Total U.S. Treasury Bills
(Cost $5,797,262)		5,798,249	48.55%

Total Short-Term Investments
(Cost $5,952,065)		5,953,052	49.85%

Total Investments
(Cost $10,832,492) – 100.15%		11,959,609	100.15%
Liabilities in Excess of
Other Assets – (0.15)%		(18,304)	(0.15)%
TOTAL NET ASSETS – 100.00%		$11,941,305	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(b)	The rate listed is discount rate at issue.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$588,004	$—	$—	$588,004
Consumer Staples	602,615	—	—	602,615
Energy	583,668	—	—	583,668
Health Care	1,224,732	—	—	1,224,732
Industrials	605,025	—	—	605,025
Information Technology	779,013	—	—	779,013
Materials	538,560	—	—	538,560
Telecommunication Services	1,084,940	—	—	1,084,940
Total Common Stock	$6,006,557	$—	$—	$6,006,557
Short-Term Investments
Money Market Funds	$154,803	$—	$—	$154,803
U.S. Treasury Bills	—	5,798,249	—	5,798,249
Total Short-Term Investments	$154,803	$5,798,249	$—	$5,953,052
Total Investments	$6,161,360	$5,798,249	$—	$11,959,609

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $10,832,492)	$11,959,609
Dividends and interest receivable	18,819
Receivable for fund shares sold	123
Prepaid expenses and other assets	13,804
Total Assets	11,992,355

LIABILITIES:
Payable to advisor	5,859
Payable to administrator	4,442
Payable to auditor	11,444
Accrued distribution fees	15,130
Accrued service fees	978
Accrued trustees fees	3,186
Accrued expenses and other payables	10,011
Total Liabilities	51,050
NET ASSETS	$11,941,305

NET ASSETS CONSIST OF:
Capital stock	$10,622,229
Accumulated net investment income	1,734
Accumulated net realized gain on investments	190,225
Unrealized net appreciation on investments	1,127,117
Total Net Assets	$11,941,305

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	11,941,305
Shares issued and outstanding	928,839
Net asset value, offering price and redemption price per share	$12.86

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$113,050
Interest income	2,769
Total investment income	115,819

EXPENSES:
Investment advisory fees	35,733
Administration, fund accounting, custody and transfer agent fees	11,911
Federal and state registration fees	11,808
Compliance expense	10,655
Audit fees	9,421
Distribution fees – Investor Class (See Note 5)	8,933
Service fees – Investor Class (See Note 5)	5,955
Trustees’ fees and expenses	4,563
Sub-transfer agent expenses – Investor Class (See Note 5)	4,475
Legal fees	2,480
Reports to shareholders	1,761
Other expenses	3,181
Total expenses	110,876
NET INVESTMENT INCOME	$4,943

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$199,797
Change in unrealized appreciation on investments	168,580
Net gain on investments	368,377
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$373,320

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:
Net investment income	$4,943	$19,673
Net realized gain on securities	199,797	1,673,842
Change in unrealized appreciation on securities	168,580	(684,183)
Net increase in net assets resulting from operations	373,320	1,009,332

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,209)	(23,090)
Net realized gains
Investor Class	(413,659)	—
Total distributions	(416,868)	(23,090)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	263,261	1,014,696
Dividends reinvested – Investor Class	404,904	21,766
Cost of shares redeemed – Investor Class	(893,886)	(14,981,906)
Net decrease in net assets derived
from capital share transactions	(225,721)	(13,945,444)
TOTAL DECREASE IN NET ASSETS	(269,269)	(12,959,202)

NET ASSETS:
Beginning of period	12,210,574	25,169,776
End of period	$11,941,305	$12,210,574
Undistributed net investment income, end of period	$1,734	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	20,904	82,345
Shares issued to holders as reinvestment of dividends –
Investor Class	32,209	1,841
Shares redeemed – Investor Class	(70,561)	(1,256,293)
Net decrease in shares outstanding	(17,448)	(1,172,107)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

13

Financial Highlights

Hennessy Balanced Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.90

Income from investment operations:
Net investment income	0.00	(3)
Net realized and unrealized gains on securities	0.40
Total from investment operations	0.40

Less distributions:
Dividends from net investment income	0.00	(3)
Dividends from realized capital gains	(0.44)
Total distributions	(0.44)
Net asset value, end of period	$12.86

TOTAL RETURN	3.22	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$11.94
Ratio of net expenses to average net assets	1.86	%(2)
Ratio of net investment income to average net assets	0.08	%(2)
Portfolio turnover rate	2	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Amount is less than $0.01 or $(0.01).

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2013	2012	2011	2010	2009

$11.88	$11.13	$10.43	$9.48	$9.11

0.02	0.04	0.05	0.05	0.10
1.02	0.75	0.70	0.95	0.38
1.04	0.79	0.75	1.00	0.48

(0.02)	(0.04)	(0.05)	(0.05)	(0.11)
—	—	—	—	—
(0.02)	(0.04)	(0.05)	(0.05)	(0.11)
$12.90	$11.88	$11.13	$10.43	$9.48

8.77%	7.13%	7.16%	10.53%	5.46%

$12.21	$25.17	$18.02	$12.50	$11.47
1.75%	1.54%	1.61%	1.65%	1.73%
0.14%	0.34%	0.42%	0.45%	1.17%
22%	17%	39%	57%	46%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

15

Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is a combination of capital appreciation and current income.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

      Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability

HENNESSY FUNDS                                                                                                        1-800-966-4354

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resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

      The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3). SECURITIES VALUATION
The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

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Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as

HENNESSY FUNDS                                                                                                        1-800-966-4354

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determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $152,132 and $805,900, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund were $0 and $2,000,000, respectively, during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $5,859.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder servicing fees payable for the Fund as of April 30, 2014 were $978.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide

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for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $4,475.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $11,911.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$11,290,839
Gross tax unrealized appreciation	$970,611
Gross tax unrealized depreciation	(21,637)
Net tax unrealized appreciation/depreciation	$948,974
Undistributed ordinary income	$—
Undistributed long-term capital gains	413,650
Total distributable earnings	$413,650
Other accumulated gain (loss)	$—
Total accumulated gain (loss)	$1,362,624

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $1,233,401.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$3,209	$22,605
Long-term capital gain	413,659	485
	$416,868	$23,090

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Balanced Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of The Hennessy Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$11,886,699(1)	945,038	$11,886,699	$11,886,699	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $426,205 and $1,031,787, respectively.

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,032.20	$9.37

Hypothetical (5% return
before expenses)	$1,000.00	$1,015.57	$9.30

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreement

At its meeting on December 4, 2013, the Board of Trustees of the Fund (the “Board”) unanimously approved the investment advisory agreement of the Fund for an initial period of two years.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the investment advisory agreement and the relevant factors for consideration, the Advisor’s most recent Form 10-K, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•	The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, and custodial services.

•	The Board considered that the advisory services to be provided by the Advisor are services required for the operation of the Fund.
•	The Board considered the nature and quality of the advisory services offered by the Advisor to the Fund.
•	The Board considered that the terms of the advisory agreement are fair and reasonable.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the approval of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted approval of the advisory agreement.

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•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended approval of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY CORE BOND FUND

Investor Class HCBFX
Institutional Class HCBIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Expense Example	27
Proxy Voting	29
Quarterly Filings on Form N-Q	29
Federal Tax Distribution Information	29
Householding	29
Board Approval of Investment Advisory Agreements	30

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Core Bond Fund –
Investor Class (HCBFX)	1.33%	0.36%	5.76%	4.83%
Hennessy Core Bond Fund –
Institutional Class (HCBIX)	1.39%	0.61%	6.02%	5.09%
Barclays Capital Intermediate
U.S. Government/Credit Index	0.88%	-0.24%	4.19%	4.24%

Expense ratios:	Gross 2.37%, Net 1.41%(2) (Investor Class);
Gross 1.78%, Net 1.16%(2) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Core Bond Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Total Return Bond Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

PERFORMANCE NARRATIVE
FINANCIAL COUNSELORS, INC., SUB-ADVISOR

Portfolio Managers Gary B. Cloud, CFA, and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Core Bond Fund returned 1.33%, outperforming the Barclays Capital Intermediate U.S. Government/Credit Index, which returned 0.88% for the same period, and underperforming the Morningstar Intermediate Term Bond Category Average, which returned 2.05% for the same period.

A pro-cyclical asset allocation in the Fund helped performance relative to its primary benchmark due to an overweight position in Corporate bonds and an underweight position in U.S. Treasury securities.  Higher yielding fixed income securities in the portfolio boosted the interest income component of total return, adding to performance.  The biggest boost to the Fund’s relative performance came from Fixed Income sector asset

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allocation and individual issue selection, while the amortization and roll effect had the largest negative impact on Fund performance.

Additional Portfolio Manager commentary and related investment outlook:

Long-term government bond yields confounded the pessimists and dropped sharply during the six-month period.  The yield curve flattened noticeably as short term rates brought forward the first interest rate hike and longer maturities priced in a more benign inflation environment.  The net result was almost an entire retracement of last years’ negative return for the major investment grade bond indices over the last 180 days.

We believe that potential GDP continues to be in the 2.00% to 2.50% range and the U.S. economy will have a hard time overheating.  We believe China and Japan are both looking weaker this year, and Europe seems to be relegated to 1.00% trend growth.  We expect that emerging market economies will likely weigh on global growth due to the need to rebalance their economies through lower current account deficits and higher short-term interest rates.

We believe geopolitical tensions, subpar U.S. economic growth, and weak personal income growth will likely weigh on inflation pressures for the rest of this year.  We expect interest rates to remain stubbornly low over the near term and perhaps end the year about where they started 2014.  We believe short-term interest rates will move higher sometime in the next few years, but we do not expect that to happen over the next two quarters.

The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in debt securities, which typically decrease in value when interest rates rise.  The risk is greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Schedule of Investments

HENNESSY CORE BOND FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Federal National Mortgage Association 3.000%, 08/01/2042	8.14%
U.S. Treasury Note, 3.250%, 03/31/2017	7.80%
U.S. Treasury Note, 2.500%, 08/15/2023	6.76%
Ford Motor Credit Co. LLC 3.000%, 06/12/2017	5.73%
The Royal Bank of Scotland PLC – ADR 4.375%, 03/16/2016	5.00%
Manulife Financial Corp. – ADR 3.400%, 09/17/2015	4.88%
Associates Corporation of North America 6.950%, 11/01/2018	4.65%
Sempra Energy 6.500%, 06/01/2016	4.35%
Agilent Technologies, Inc. 5.000%, 07/15/2020	4.30%
Associated Banc-Corp 5.125%, 03/28/2016	4.18%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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PREFERRED STOCKS – 1.28%	Number		% of
	of Shares	Value	Net Assets
Financials – 1.28%
Fannie Mae Preferred (a)	7,900	$81,370	1.28%

Total Preferred Stocks
(Cost $197,500)		81,370	1.28%

REITS – 1.60%
Apollo Commercial Real Estate Finance, Inc.	6,000	102,060	1.60%

Total REITS
(Cost $99,679)		102,060	1.60%

CORPORATE BONDS – 56.73%	Par		% of
	Amount	Value	Net Assets
Consumer Discretionary – 10.10%
Ford Motor Credit Co. LLC
3.000%, 06/12/2017	350,000	365,329	5.73%
Royal Caribbean Cruises Ltd. – ADR (c)
7.500%, 10/15/2027	75,000	84,750	1.33%
YUM! Brands, Inc.
5.300%, 09/15/2019	175,000	194,280	3.04%
		644,359	10.10%

Financials – 33.97%
American International Group, Inc.
5.850%, 01/16/2018	50,000	57,122	0.89%
Associated Banc-Corp
5.125%, 03/28/2016	250,000	266,606	4.18%
Associates Corporation of North America
6.950%, 11/01/2018	250,000	297,012	4.65%
Citigroup, Inc.
6.125%, 11/21/2017	40,000	45,753	0.72%
Discover Financial Services
5.200%, 04/27/2022	175,000	190,559	2.98%
Lazard Group
6.850%, 06/15/2017	215,000	244,351	3.83%
Manulife Financial Corp. – ADR (c)
3.400%, 09/17/2015	300,000	311,234	4.88%
Prudential Financial, Inc.
5.500%, 03/15/2016	198,000	214,834	3.37%
The Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	200,000	221,333	3.47%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
The Royal Bank of Scotland PLC – ADR (c)
4.375%, 03/16/2016	300,000	$319,320	5.00%
		2,168,124	33.97%

Health Care – 4.30%
Agilent Technologies, Inc.
5.000%, 07/15/2020	250,000	274,274	4.30%

Information Technology – 2.39%
KLA-Tencor Corp.
6.900%, 05/01/2018	130,000	152,636	2.39%

Materials – 1.62%
El du Pont de Nemours & Co.
4.750%, 03/15/2015	100,000	103,697	1.62%

Utilities – 4.35%
Sempra Energy
6.500%, 06/01/2016	250,000	277,345	4.35%

Total Corporate Bonds
(Cost $3,394,058)		3,620,435	56.73%

MORTGAGE BACKED SECURITIES – 8.14%
Federal National Mortgage Association
3.000%, 08/01/2042	531,296	519,216	8.14%

Total Mortgage Backed Securities
(Cost $547,092)		519,216	8.14%

U.S. GOVERNMENT AGENCY ISSUES – 3.92%
Federal Home Loan Banks
1.000%, 04/23/2024	250,000	250,317	3.92%

Total U.S. Government Agency Issues
(Cost $249,812)		250,317	3.92%

U.S. TREASURY OBLIGATIONS – 16.20%

U.S. Treasury Bonds – 1.64%
6.250%, 08/15/2023	80,000	104,850	1.64%

Total U.S. Treasury Bonds
(Cost $105,338)		104,850	1.64%

The accompanying notes are an integral part of these financial statements.

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U.S. TREASURY OBLIGATIONS – 16.20%	Par		% of
	Amount	Value	Net Assets
U.S. Treasury Notes – 14.56%
3.250%, 03/31/2017	465,000	$497,495	7.80%
2.500%, 08/15/2023	435,000	431,653	6.76%

Total U.S. Treasury Notes
(Cost $930,722)		929,148	14.56%

Total U.S. Treasury Obligations
(Cost $1,036,060)		1,033,998	16.20%

INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS) – 9.17%	of Shares	Value	Net Assets

iShares iBoxx $High Yield Corporation Bond Fund	1,600	150,944	2.36%
PowerShares Senior Loan Portfolio	10,000	247,400	3.88%
SPDR Barclays Short Term High Yield	5,000	154,800	2.43%
Wisdomtree Emerging Markets Local Debt Fund	700	32,207	0.50%

Total Investment Companies (Excluding
Money Market Funds)
(Cost $585,513)		585,351	9.17%

SHORT-TERM INVESTMENTS – 0.65%

Money Market Funds – 0.65%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	41,685	41,685	0.65%

Total Money Market Funds
(Cost $41,685)		41,685	0.65%

Total Short-Term Investments
(Cost $41,685)		41,685	0.65%

Total Investments
(Cost $6,151,399) – 97.69%		6,234,432	97.69%
Other Assets in
Excess of Liabilities – 2.31%		147,563	2.31%
TOTAL NET ASSETS – 100.00%		$6,381,995	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(c)	U.S. traded security of a foreign corporation.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

	Level 1	Level 2	Level 3	Total
Preferred Stock	$81,370	$—	$—	$81,370
REITS
Financials	$102,060	$—	$—	$102,060
Corporate Bonds
Consumer Discretionary	$—	$644,359	$—	$644,359
Financials	—	2,168,124	—	2,168,124
Health Care	—	274,274	—	274,274
Information Technology	—	152,636	—	152,636
Materials	—	103,697	—	103,697
Utilities	—	277,345	—	277,345
Total Corporate Bonds	$—	$3,620,435	$—	$3,620,435
Mortgage Backed Securities	$—	$519,216	$—	$519,216
U.S. Government Agency Issues	$—	$250,317	$—	$250,317
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$104,850	$—	$104,850
U.S. Treasury Notes	—	929,148	—	929,148
Total U.S. Treasury Obligations	$—	$1,033,998	$—	$1,033,998
Investment Companies (Excluding
Money Market Funds)	$585,351	$—	$—	$585,351
Short-Term Investments
Money Market Funds	$41,685	$—	$—	$41,685
Total Short-Term Investments	$41,685	$—	$—	$41,685
Total Investments	$810,466	$5,423,966	$—	$6,234,432

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $6,151,399)	$6,234,432
Dividends and interest receivable	50,092
Receivable for fund shares sold	1,768
Receivable for securities sold	99,367
Prepaid expenses and other assets	23,124
Due from advisor	3,949
Total Assets	6,412,732

LIABILITIES:
Payable for fund shares redeemed	155
Payable to administrator	2,884
Payable to auditor	9,475
Distribution payable	755
Accrued distribution fees	2,516
Accrued trustees fees	5,364
Accrued expenses and other payables	9,588
Total Liabilities	30,737
NET ASSETS	$6,381,995

NET ASSETS CONSIST OF:
Capital stock	$6,266,866
Accumulated net investment income	166
Accumulated net realized gain on investments	31,930
Unrealized net appreciation on investments	83,033
Total Net Assets	$6,381,995

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	2,992,546
Shares issued and outstanding	388,940
Net asset value, offering price and redemption price per share	$7.69

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	3,389,449
Shares issued and outstanding	500,295
Net asset value, offering price and redemption price per share	$6.77

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$18,126
Interest income	98,687
Total investment income	116,813

EXPENSES:
Investment advisory fees	25,622
Federal and state registration fees	16,863
Compliance expense	10,655
Audit fees	9,472
Trustees’ fees and expenses	6,943
Administration, fund accounting, custody and transfer agent fees	3,843
Distribution fees – Investor Class (See Note 5)	3,842
Legal fees	2,480
Reports to shareholders	1,635
Sub-transfer agent expenses – Investor Class (See Note 5)	1,284
Sub-transfer agent expenses – Institutional Class (See Note 5)	108
Other expenses	3,532
Total expenses before reimbursement from advisor	86,279
Expense reimbursement by advisor – Investor Class	(24,076)
Expense reimbursement by advisor – Institutional Class	(24,748)
Net expenses	37,455
NET INVESTMENT INCOME	$79,358

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$32,596
Change in unrealized depreciation on investments	(24,952)
Net gain on investments	7,644
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,002

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:
Net investment income	$79,358	$451,243
Net realized gain on securities	32,596	1,390,074
Change in unrealized depreciation on securities	(24,952)	(1,718,510)
Net increase in net assets resulting from operations	87,002	122,807

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(34,814)	(103,816)
Institutional Class	(44,378)	(365,266)
Net realized gains
Investor Class	(1,349,963)	(74,517)
Institutional Class	(14,284)	(670,866)
Total distributions	(1,443,439)	(1,214,465)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,218,921	2,098,731
Proceeds from shares subscribed – Institutional Class	116,371	1,200,715
Dividends reinvested – Investor Class	587,343	157,601
Dividends reinvested – Institutional Class	765,130	1,033,843
Cost of shares redeemed – Investor Class	(1,210,454)	(2,623,814)
Cost of shares redeemed – Institutional Class	(143,550)	(31,279,649	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	1,333,761	(29,412,573)
TOTAL DECREASE IN NET ASSETS	(22,676)	(30,504,231)

NET ASSETS:
Beginning of period	6,404,671	36,908,902
End of period	$6,381,995	$6,404,671
Undistributed net investment income, end of period	$166	$—

(1)	Net of redemption fees of $26 related to redemption fees imposed by the FBR Core Bond Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets – Continued

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	152,187	213,393
Shares sold – Institutional Class	15,934	135,965
Shares issued to holders as
reinvestment of dividends – Investor Class	76,539	16,225
Shares issued to holders as
reinvestment of dividends – Institutional Class	113,111	116,531
Shares redeemed – Investor Class	(155,987)	(271,391)
Shares redeemed – Institutional Class	(19,732)	(3,540,601)
Net increase (decrease) in shares outstanding	182,052	(3,329,878)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Core Bond Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$9.56

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	0.01
Total from investment operations	0.10

Less distributions:
Dividends from net investment income	(0.09)
Dividends from net realized gains	(1.88)
Total distributions	(1.97)
Paid-in capital from redemption fees	—
Net asset value, end of period	$7.69

TOTAL RETURN	1.33	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2.99
Ratio of expenses to average net assets:
Before expense reimbursement	2.87	%(5)
After expense reimbursement	1.30	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.78	%(5)
After expense reimbursement	2.35	%(5)
Portfolio turnover rate(6)	33	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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			For the Period
			April 1, 2010
For the Year Ended October 31,			to October 31,		Year Ended March 31,
2013	2012	2011	2010(1)		2010	2009

$9.97	$9.56	$9.82	$9.39		$8.75	$9.16

0.27	0.28	0.35 (2)	0.23	(2)	0.38 (2)	0.35 (2)
(0.23)	0.41	(0.14)	0.42		0.69	(0.44)
0.04	0.69	0.21	0.65		1.07	(0.09)

(0.27)	(0.20)	(0.32)	(0.22)		(0.38)	(0.32)
(0.18)	(0.08)	(0.15)	—		(0.05)	—
(0.45)	(0.28)	(0.47)	(0.22)		(0.43)	(0.32)
—	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)
$9.56	$9.97	$9.56	$9.82		$9.39	$8.75

0.41%	7.38%	2.35%	6.98	%(4)	12.33%	(0.93)%

$3.02	$3.57	$4.05	$4.45		$4.62	$2.06

2.26%	2.12%	2.38%	2.10	%(5)	1.93%	2.14%
1.30%	1.30%	1.30%	1.30	%(5)	1.31%	1.33%

1.70%	2.01%	2.58%	3.37	%(5)	3.49%	3.21%
2.66%	2.83%	3.66%	4.17	%(5)	4.11%	4.02%
74%	75%	57%	46	%(4)	28%	39%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Core Bond Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$8.65

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	0.00	(3)
Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.09)
Dividends from net realized gains	(1.88)
Total distributions	(1.97)
Paid-in capital from redemption fees	—
Net asset value, end of period	$6.77

TOTAL RETURN	1.39	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$3.39
Ratio of expenses to average net assets:
Before expense reimbursement	2.54	%(5)
After expense reimbursement	1.05	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.11	%(5)
After expense reimbursement	2.60	%(5)
Portfolio turnover rate(6)	33	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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			For the Period
			April 1, 2010
For the Year Ended October 31,			to October 31,		Year Ended March 31,
2013	2012	2011	2010(1)		2010	2009

$9.06	$8.77	$9.05	$8.67		$8.11	$8.52

0.19	0.27	0.34 (2)	0.23	(2)	0.37 (2)	0.35 (2)
(0.13)	0.38	(0.12)	0.38		0.64	(0.42)
0.06	0.65	0.22	0.61		1.01	(0.07)

(0.29)	(0.28)	(0.35)	(0.23)		(0.40)	(0.34)
(0.18)	(0.08)	(0.15)	—		(0.05)	—
(0.47)	(0.36)	(0.50)	(0.23)		(0.45)	(0.34)
0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)
$8.65	$9.06	$8.77	$9.05		$8.67	$8.11

0.69%	7.63%	2.62%	7.15	%(4)	12.62%	(0.74)%

$3.38	$33.34	$23.25	$24.25		$23.89	$22.05

1.67%	1.31%	1.43%	1.47	%(5)	1.69%	1.89%
1.05%	1.05%	1.05%	1.05	%(5)	1.06%	1.08%

2.28%	2.74%	3.54%	4.00	%(5)	3.74%	3.46%
2.90%	3.00%	3.92%	4.41	%(5)	4.37%	4.27%
74%	75%	57%	46	%(4)	28%	39%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Core Bond Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Core Bond Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is current income with capital growth as a secondary objective.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out monthly.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

HENNESSY FUNDS                                                                                                        1-800-966-4354

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significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $186,798 and $1,169,039, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund were $1,867,178 and $911,114, respectively, for the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.

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The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.05% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.  The net expense reimbursement receivable for the Fund as of April 30, 2014 was $3,949.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  The Advisor waived or reimbursed expenses of $48,824 for the Fund during the six-month period ended April 30, 2014.  As of April 30, 2014, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	October 31, 2015	October 31, 2016	October 31, 2017	Total
Investor Class	$755	$36,603	$24,076	$61,434
Institutional Class	$4	$74,877	$24,748	$99,629

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $1,392.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $3,843.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$6,227,313
Gross tax unrealized appreciation	$283,915
Gross tax unrealized depreciation	(176,590)
Net tax unrealized appreciation/depreciation	$107,325
Undistributed ordinary income	$14,283
Undistributed long-term capital gains	1,349,958
Total distributable earnings	$1,364,241
Other accumulated gain (loss)	$—
Total accumulated gain (loss)	$1,471,566

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$93,476	$846,010
Long-term capital gain	1,349,963	368,455
	$1,443,439	$1,214,465

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,013.30	$6.49

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.35	$6.51

Institutional Class

Actual	$1,000.00	$1,013.90	$5.24

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.59	$5.26

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.30% for Investor Class shares or 1.05% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 11.09%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 10.99%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 45.46%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreements

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory and sub-advisory agreements and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:
•
The Advisor oversees the sub-advisor for the Fund. The sub-advisor acts as the portfolio manager to the Fund, managing the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

	•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
	•	The Advisor oversees the use of soft dollars for the Fund.
	•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and the Fund’s other service providers, conducting on-site visits to the sub-advisor and the Fund’s other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

	•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
	•	The Advisor is actively involved with preparing regulatory filings for the Fund.
	•	The Advisor oversees proxy voting for the Fund.
	•	The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab,

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Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

	•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor and the sub-advisor of the Fund to those of funds similar in asset size and investment objective to the Fund and concluded the advisory and sub-advisory fees of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the investment advisory and sub-advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY GAS UTILITY
INDEX FUND

Investor Class GASFX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Federal Tax Distribution Information	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Gas Utility
Index Fund (GASFX)	13.49%	17.14%	22.92%	13.68%
AGA Stock Index(2)	13.35%	17.19%	21.86%	12.57%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

Expense ratio: 0.80%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Gas Utility Index Fund.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
Source: American Gas Association.  As calculated by the American Gas Association, the total return of the AGA Stock Index reflects the appreciation or depreciation of the stocks in the AGA Stock Index plus all dividends paid on such stocks, but does not assume that the dividends are reinvested and compounded.

PERFORMANCE NARRATIVE

Portfolio Manager, Winsor H. Aylesworth, and Co-Portfolio Manager, Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Hennessy Gas Utility Index Fund returned 13.49%, outperforming the American Gas Association (AGA) Stock Index, the S&P 500 Index, and the Morningstar Utilities Category Average, which returned 13.35%, 8.36%, and 10.71% for the same period, respectively.

Two of the Fund’s best performers for the period were Cheniere Energy, Inc. and Energy Transfer Equity, L.P., which returned 42% and 39%, respectively.  These two companies were also last year’s top performers.  Cheniere Energy, Inc. focuses on Liquid Natural Gas (LNG) and owns ports along the Gulf Coast that can receive and process imports and is currently constructing LNG export facilities.  It is the first company to be granted a license to export LNG.  Actual shipments are expected to begin in early 2016.  Energy Transfer Equity, L.P. is a Master Limited Partnership (MLP) that specializes in the storage and transportation of natural gas.  It too has been granted a license to export LNG and has benefited from the interest in this new demand driver for the industry.  As an MLP, the company pays the bulk of its cash flow out in distributions to avoid paying taxes

HENNESSYFUNDS.COM

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at the corporate level, which makes it particularly attractive to income-oriented investors.  Both Cheniere Energy, Inc. and Energy Transfer Equity, L.P. continued to be two of the Fund’s largest holdings for the six-month period and thus their individual success added greatly to the success of the Fund.

Two holdings that detracted from the Fund’s performance were WGL Holdings Corp. and Kinder Morgan, Inc., which returned -10% and -5%, respectively.  WGL Holdings Corp. is a Washington, D.C.-based utility that offers diversified energy solutions throughout the mid-Atlantic region.  The stock was impacted by disappointing fourth quarter earnings as the firm continues to diversify from a local distribution company to a provider of more diversified energy sources, including solar, wind, pipelines and storage.  As its new business initiatives develop, we anticipate that the stock price should recover.  The combined entities of Kinder Morgan form one of the largest pipeline owners in the country.  The entity owned by the Fund acts as the general partner to Kinder Morgan’s many MLPs.  The stock’s performance has been hindered as growth has been below the industry average.  However, as a major player in the industry, we would expect Kinder Morgan, Inc. to grow with the industry in the future.

There were two additions and one deletion to the AGA Stock Index, and thus the Fund’s portfolio, during the six-month period.  Additions included One Gas, Inc., an Oklahoma-based natural gas distribution company that was spun off from ONEOK Inc., and Plains GP Holdings, L.P., the general partner to various MLPs that are engaged in the transportation, storage, and terminal line of natural gas liquids and natural gas in both Canada and the United States.  The one stock deleted was a result of an acquisition of an AGA member company, NV Energy, by a Canadian utility, Fortis, Inc.  NV Energy was a Nevada-based utility while Fortis, Inc. is a large electric and natural gas distribution utility based in British Columbia.  Although an AGA member company, Fortis, Inc. does not trade on an American exchange and hence is not a part of the AGA Stock Index.  To be included in the AGA Stock Index, a company must be publicly traded on an American stock exchange and be a dues-paying member of the AGA.

Additional Portfolio Manager commentary and related investment outlook:

Investors’ expectations for the Fund should be for the Fund to match the returns of the AGA Stock Index minus the expenses of the Fund.  For this six-month period, the Fund exceeded that general expectation.  The Fund also continued to outperform its peer group of Utility funds as measured by Morningstar, as well as the overall market as measured by the S&P 500 Index.  Thus, by most measures it was a very strong period.  The Fund continues to benefit from its focus on the distribution part of the natural gas industry.  In addition, the Fund’s performance for the period was helped by a colder than normal winter season, which resulted in record consumption of natural gas used for heating purposes.  Finally, the Fund’s portfolio continues to be the beneficiary of the expanded role that natural gas plays in our nation’s energy needs.

The overall outlook for the natural gas distribution industry, which is the basis of the Fund, continues to be strong.  With renewed concern about global warming, there is the need to replace coal as the fuel for electricity generation.  Natural gas offers a solution that is environmentally friendly, with a supply that is readily available, with stable pricing.  This bodes well for the companies in the Fund’s portfolio.  Again, we thank you for your investor support.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance for the AGA Stock Index is provided by the American Gas Association.  As calculated by the American Gas Association, the total return of the AGA Stock Index reflects the appreciation or depreciation of the stocks in the AGA Stock Index plus all dividends paid on such stocks, but does not assume that the dividends are reinvested and compounded.

The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the AGA.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  Investments are focused in the natural gas distribution and transmission industry, which may be adversely affected by rising interest rates, weather, and the wholesale pricing of alternative fuels.  Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.  While the Fund seeks to track the performance of the AGA Stock Index as closely as possible, the Fund’s return may not always be able to match or achieve a high correlation with the return of the AGA Stock Index.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

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Schedule of Investments

HENNESSY GAS UTILITY INDEX FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Cheniere Energy, Inc.	5.01%
Spectra Energy Corp.	4.94%
Sempra Energy	4.93%
Dominion Resources, Inc.	4.92%
Kinder Morgan, Inc.	4.87%
Energy Transfer Equity, LP	4.87%
National Grid PLC	4.87%
Enbridge, Inc.	4.81%
TransCanada Corp.	4.76%
NiSource, Inc.	3.96%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS – 93.23%	Number		% of
	of Shares	Value	Net Assets
Energy – 25.73%
Cheniere Energy, Inc. (a)	1,512,117	$85,359,005	5.01%
Enbridge, Inc. (c)	1,695,348	81,868,355	4.81%
Energen Corp.	149,992	11,685,877	0.68%
EQT Corp.	103,460	11,276,105	0.66%
Kinder Morgan, Inc.	2,539,725	82,947,418	4.87%
Spectra Energy Corp.	2,117,615	84,090,492	4.94%
TransCanada Corp. (c)	1,738,827	81,081,503	4.76%
		438,308,755	25.73%

Financials – 0.66%
Berkshire Hathaway, Inc., Class A (a)	58	11,209,950	0.66%

Utilities – 66.84%
AGL Resources, Inc.	955,416	51,592,464	3.03%
ALLETE, Inc.	3,050	157,868	0.01%
Alliant Energy Corp.	84,654	4,950,566	0.29%
Ameren Corp.	189,390	7,823,701	0.46%
Atmos Energy Corp.	991,762	50,619,532	2.97%
Avista Corp.	115,972	3,728,500	0.22%
Black Hills Corp.	97,459	5,628,257	0.33%
Centerpoint Energy, Inc.	1,530,226	37,888,396	2.22%
Chesapeake Utilities Corp.	80,161	5,070,985	0.30%
CMS Energy Corp.	784,648	23,782,681	1.40%
Consolidated Edison, Inc.	475,886	27,615,665	1.62%
Corning Natural Gas Holding Corp.	22,663	412,467	0.02%
Delta Natural Gas Company, Inc.	77,547	1,478,821	0.09%
Dominion Resources, Inc.	1,156,096	83,863,204	4.92%
DTE Energy Co.	269,954	21,094,206	1.24%
Duke Energy Corp.	146,337	10,900,643	0.64%
Entergy Corp.	16,050	1,163,625	0.07%
Exelon Corp.	472,881	16,565,021	0.97%
Gas Natural, Inc.	73,944	805,990	0.05%
Iberdrola SA – ADR (c)	468,823	13,080,162	0.77%
Integrys Energy Group, Inc.	402,488	24,664,465	1.45%
MDU Resources Group, Inc.	668,607	23,682,060	1.39%
MGE Energy, Inc.	55,496	2,121,057	0.12%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
National Fuel Gas Co.	478,324	$35,223,779	2.07%
National Grid PLC – ADR (c)	1,166,198	82,870,030	4.87%
New Jersey Resources Corp.	308,642	15,348,767	0.90%
NiSource, Inc.	1,856,131	67,414,678	3.96%
Northeast Utilities	192,475	9,096,368	0.53%
Northwest Natural Gas Co.	251,594	11,138,066	0.65%
Northwestern Corp.	119,198	5,766,799	0.34%
One Gas, Inc. (a)	546,078	19,975,533	1.17%
ONEOK, Inc.	959,315	60,647,894	3.56%
Pepco Holdings, Inc.	85,904	2,298,791	0.14%
PG&E Corp.	1,076,799	49,080,498	2.88%
Piedmont Natural Gas Company, Inc.	771,172	27,600,246	1.62%
PPL Corp.	607,035	20,238,547	1.19%
Public Service Enterprise Group, Inc.	955,790	39,158,716	2.30%
Questar Corp.	1,348,115	32,732,232	1.92%
RGC Resources, Inc.	48,967	935,270	0.06%
SCANA Corp.	251,466	13,498,695	0.79%
Sempra Energy	851,940	84,009,803	4.93%
South Jersey Industries, Inc.	228,177	13,108,769	0.77%
Southwest Gas Corp.	448,178	24,654,272	1.45%
TECO Energy, Inc.	294,736	5,293,458	0.31%
The Empire District Electric Co.	29,600	719,872	0.04%
The Laclede Group, Inc.	313,633	14,869,340	0.87%
UGI Corp.	244,935	11,436,015	0.67%
UIL Holdings Corp.	232,133	8,526,245	0.50%
Unitil Corp.	74,654	2,478,513	0.15%
UNS Energy Corp.	23,480	1,410,209	0.08%
Vectren Corp.	314,416	12,755,857	0.75%
WGL Holdings, Inc.	451,087	17,948,752	1.05%
Wisconsin Energy Corp.	248,460	12,045,341	0.71%
Xcel Energy, Inc.	548,399	17,477,476	1.03%
		1,138,449,167	66.84%

Total Common Stocks
(Cost $1,151,366,256)		1,587,967,872	93.23%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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PARTNERSHIPS – 5.57%	Number		% of
	of Shares	Value	Net Assets
Energy – 5.57%
Energy Transfer Equity, LP	1,779,408	$82,902,619	4.87%
Plains GP Holdings, LP	435,000	11,992,950	0.70%

Total Partnerships
(Cost $43,352,818)		94,895,569	5.57%

SHORT-TERM INVESTMENTS – 1.44%

Money Market Funds – 1.44%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	24,448,813	24,448,813	1.44%

Total Money Market Funds
(Cost $24,448,813)		24,448,813	1.44%

Total Short-Term Investments
(Cost $24,448,813)		24,448,813	1.44%

Total Investments
(Cost $1,219,167,887) – 100.24%		1,707,312,254	100.24%
Liabilities in Excess
of Other Assets – (0.24)%		(4,051,380)	(0.24)%
TOTAL NET ASSETS – 100.00%		$1,703,260,874	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(c)	U.S. traded security of a foreign corporation.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Energy	$438,308,755	$—	$—	$438,308,755
Financials	11,209,950	—	—	11,209,950
Utilities	1,138,449,167	—	—	1,138,449,167
Total Common Stock	$1,587,967,872	$—	$—	$1,587,967,872
Partnerships
Energy	$94,895,569	$—	$—	$94,895,569
Total Partnerships	$94,895,569	$—	$—	$94,895,569
Short-Term Investments
Money Market Funds	$24,448,813	$—	$—	$24,448,813
Total Short-Term Investments	$24,448,813	$—	$—	$24,448,813
Total Investments	$1,707,312,254	$—	$—	$1,707,312,254

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized transfers between Levels 1 and 2.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

Common Stock
Transfers into Level 1	$412,467
Transfers out of Level 1	—
Net transfers into/(out of) Level 1	412,467
Transfers into Level 2	—
Transfers out of Level 2	(412,467)
Net transfers into/(out of) Level 2	$(412,467)

The Fund transferred $412,467 from Level 2 to Level 1 at April 30, 2014. The security was transferred  due to lack of an active market on October 31, 2013, but actively traded on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $1,219,167,887)	$1,707,312,254
Cash	613,028
Dividends and interest receivable	2,740,238
Receivable for fund shares sold	16,582,951
Return of capital receivable	74,189
Prepaid expenses and other assets	34,771
Total Assets	1,727,357,431

LIABILITIES:
Payable for securities purchased	22,032,098
Payable for fund shares redeemed	890,212
Payable to advisor	527,936
Payable to administrator	296,392
Payable to auditor	9,472
Accrued trustees fees	4,979
Accrued expenses and other payables	335,468
Total Liabilities	24,096,557
NET ASSETS	$1,703,260,874

NET ASSETS CONSIST OF:
Capital stock	$1,220,106,304
Accumulated net investment income	1,628,108
Accumulated net realized loss on investments	(6,613,953)
Unrealized net appreciation on investments	488,140,415
Total Net Assets	$1,703,260,874

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	1,703,260,874
Shares issued and outstanding	58,111,660
Net asset value, offering price and redemption price per share	$29.31

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$20,563,005
Interest income	1,007
Total investment income	20,564,012

EXPENSES:
Investment advisory fees	2,693,187
Sub-transfer agent expenses – Investor Class (See Note 5)	1,279,264
Administration, fund accounting, custody and transfer agent fees	807,956
Reports to shareholders	85,937
Federal and state registration fees	19,776
Trustees’ fees and expenses	12,645
Compliance expense	10,655
Audit fees	9,471
Legal fees	2,976
Other expenses	313,119
Total expenses	5,234,986
NET INVESTMENT INCOME	$15,329,026

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$9,770,574
Change in unrealized appreciation on investments	158,335,296
Net gain on investments	168,105,870
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$183,434,896

(1)	Net of foreign taxes withheld of $325,603.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment income	$15,329,026		$23,732,673
Net realized gain on securities	9,770,574		20,377,887
Change in unrealized appreciation on securities	158,335,296		131,840,690
Net increase in net assets resulting from operations	183,434,896		175,951,250

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(13,700,918)		(23,162,526)
Net realized gains
Investor Class	(27,515,133)		(17,562,108)
Total distributions	(41,216,051)		(40,724,634)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	481,404,758		575,374,779
Dividends reinvested – Investor Class	38,960,692		38,473,417
Cost of shares redeemed – Investor Class	(142,114,269	)(1)	(313,104,396	)(2)
Net increase in net assets derived
from capital share transactions	378,251,181		300,743,800
TOTAL INCREASE IN NET ASSETS	520,470,026		435,970,416

NET ASSETS:
Beginning of period	1,182,790,848		746,820,432
End of period	$1,703,260,874		$1,182,790,848
Undistributed net investment income, end of period	$1,628,108		$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	17,545,097		23,099,378
Shares issued to holders as reinvestment
of dividends – Investor Class	1,482,604		1,647,989
Shares redeemed – Investor Class	(5,233,658)		(12,830,834)
Net increase in shares outstanding	13,794,043		11,916,533

(1)	Net of redemption fees of $6,816 related to redemption fees imposed by the FBR Gas Utility Index Fund during a prior year but not received until the six-month period ended April 30, 2014.
(2)	Net of redemption fees of $4,408 related to redemption fees imposed by the FBR Gas Utility Index Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Gas Utility Index Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$26.69

Income from investment operations:
Net investment income	0.30
Net realized and unrealized gains on securities	3.19
Total from investment operations	3.49

Less distributions:
Dividends from net investment income	(0.27)
Dividends from realized capital gains	(0.60)
Total distributions	(0.87)
Paid-in capital from redemption fees	—
Net asset value, end of period	$29.31

TOTAL RETURN	13.49	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1,703.26
Ratio of expenses to average net assets:
Before expense reimbursement	0.78	%(3)
After expense reimbursement	0.78	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement	2.28	%(3)
After expense reimbursement	2.28	%(3)
Portfolio turnover rate	5	%(4)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Annualized.
(4)	Not annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$23.05	$21.21	$17.83	$15.13	$15.26

0.62	0.58	0.51 (1)	0.58	0.49
4.18	1.99	3.59	2.72	0.60
4.80	2.57	4.10	3.30	1.09

(0.61)	(0.58)	(0.51)	(0.58)	(0.49)
(0.55)	(0.16)	(0.21)	(0.02)	(0.74)
(1.16)	(0.74)	(0.72)	(0.60)	(1.23)
0.00 (2)	0.01	0.00 (2)	0.00 (2)	0.01
$26.69	$23.05	$21.21	$17.83	$15.13

21.70%	12.41%	23.54%	22.25%	8.18%

$1,182.79	$746.82	$433.78	$244.04	$193.68

0.80%	0.69%	0.71%	0.77%	0.76%
0.80%	0.69%	0.71%	0.76%	0.76%

2.56%	2.72%	2.68%	3.50%	3.51%
2.56%	2.72%	2.68%	3.51%	3.51%
18%	16%	17%	16%	26%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Gas Utility Index Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Gas Utility Index Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is income and capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale

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proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.
f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions

HENNESSY FUNDS                                                                                                        1-800-966-4354

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and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –	Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those

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inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices

HENNESSY FUNDS                                                                                                        1-800-966-4354

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of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $428,786,470 and $74,562,337, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund for the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.40%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $527,936.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 0.85% of the Fund’s net assets through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the

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distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, but the plan will not be implemented prior to October 26, 2014.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $1,279,264.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $807,956.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$869,739,852
Gross tax unrealized appreciation	$338,296,903
Gross tax unrealized depreciation	(24,875,224)
Net tax unrealized appreciation/depreciation	$313,421,679
Undistributed ordinary income	$9,951,374
Undistributed long-term capital gains	17,563,261
Total distributable earnings	$27,514,635
Other accumulated gain (loss)	$(589)
Total accumulated gain (loss)	$340,935,725

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$23,652,336	$25,896,541
Long-term capital gain	17,563,715	14,828,093
	$41,216,051	$40,724,634

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,134.90	$4.13

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.93	$3.91

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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26

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 96.62%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 81.42%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 12.43%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

27

Board Approval of Investment Advisory
Agreement

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:
•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

	•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
	•	The Advisor manages the use of soft dollars for the Fund.
	•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

	•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
	•	The Advisor is actively involved with preparing regulatory filings for the Fund.
	•	The Advisor manages proxy voting for the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund,

HENNESSYFUNDS.COM

28

which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

	•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the investment advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred by the Advisor to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY SMALL CAP
FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Federal Tax Distribution Information	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	0.47%	15.79%	13.68%	5.52%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)(2)	0.58%	16.16%	13.87%	5.67%
Russell 2000® Financial
Services Index	2.91%	13.36%	16.51%	5.58%
Russell 2000® Index	3.08%	20.50%	19.84%	8.67%

Expense ratios: 1.50% (Investor Class); 1.19% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Small Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is May 30, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Manager, David H. Ellison, and Co-Portfolio Manager, Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Small Cap Financial Fund returned 0.47%, underperforming the Russell 2000® Financial Services Index, the Russell 2000® Index, and the Morningstar Financial Category Average, which returned 2.91%, 3.08%, and 5.20% for the same period, respectively.

Companies with the strongest performance contributions to the Fund during the period include mortgage insurance companies, commercial real estate finance companies, and traditional banks.  Specific positions that contributed most strongly to the Fund’s performance include Genworth Financial, Inc., NorthStar Realty Finance Corp., and Popular, Inc.  The Fund continues to hold all of these positions.

Companies detracting from the Fund’s performance during the period include mortgage banking companies.  Specific positions that detracted from the Fund’s performance include Nationstar Mortgage Holdings, Inc., Ocwen Financial Corp., and

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Stonegate Mortgage Corporation.  The Fund no longer holds Nationstar Mortgage Holdings, Inc. or Ocwen Financial Corp.

Additional Portfolio Manager commentary and related investment outlook:

We are now in the fifth year of recovery from the depths of the most recent recession and housing crash.  The banking industry just completed another year of recovery as credit, capital, liquidity, and liability structures improved.  During the last twelve months, housing has shown real signs of recovery as prices and purchase activity increased noticeably.  Headwinds do remain, however, as new compliance costs have increased, demand for loans remains muted by historical standards, and concerns about the overall strength of the economy have tempered enthusiasm for financial companies.

We have positioned the Fund in companies that we believe are prepared to take advantage of further economic recovery.  Small capitalization financial companies are focused on housing as it relates to demand, credit, and lending spreads.  Our research shows that small banks obtain approximately 80% of their revenues from the lending margin on residential housing.  Any improvement in loan volumes and lending spreads should be meaningful to earnings growth going forward.  Finally, industry consolidation activity has increased over the last twelve months.  We expect this to become a factor in the Fund’s performance in the periods ahead.

We believe there is still much work to be done that could positively impact earnings for small financial companies going forward.  Along with loan growth and improved spreads, there are cost containment objectives, fee income growth, reduced credit costs, and valuation benefits from increased consolidation.  We strive to position the Fund to give shareholders national exposure to the best opportunities in the small capitalization financial space with attention to earnings growth, earnings quality, and valuation discipline.

The Russell 2000® Financial Services Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization financial sector stocks.  The Russell 2000® Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund invests in smaller-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  Investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rates.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Schedule of Investments

HENNESSY SMALL CAP FINANCIAL FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Genworth Financial, Inc.	4.09%
Astoria Financial Corp.	3.76%
Washington Federal, Inc.	3.63%
Encore Capital Group, Inc.	3.60%
Synovus Financial Corp.	3.58%
Wintrust Financial Corp.	3.56%
BankUnited, Inc.	3.56%
Flushing Financial Corp.	3.53%
Radian Group, Inc.	3.52%
Zions Bancorporation	3.50%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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COMMON STOCKS – 97.38%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 1.28%
KB Home	205,000	$3,384,550	1.28%

Financials – 95.15%
Associated Banc-Corp.	410,000	7,195,500	2.72%
Astoria Financial Corp.	750,000	9,945,000	3.76%
Bancorp, Inc. Del (a)	490,000	7,751,800	2.93%
Bank Mutual Corp.	30,000	180,600	0.07%
BankUnited, Inc.	285,000	9,402,150	3.56%
Banner Corp.	155,000	6,128,700	2.32%
Capital Bank Financial Corp. (a)	186,308	4,443,446	1.68%
Center Bancorp, Inc.	20,000	370,200	0.14%
Centerstate Banks, Inc.	105,000	1,151,850	0.43%
Customers Bancorp, Inc. (a)	240,000	5,287,200	2.00%
Encore Capital Group, Inc. (a)	220,000	9,508,400	3.60%
Everbank Financial Corp.	20,000	374,400	0.14%
First Bancorp (a)(c)	980,000	5,037,200	1.91%
First Connecticut Bancorp, Inc.	110,000	1,743,500	0.66%
First Internet Bancorp	188,480	4,114,518	1.56%
Flagstar Bancorp, Inc. (a)	375,000	6,600,000	2.50%
Flushing Financial Corp.	485,000	9,321,700	3.53%
Fulton Financial Corp.	365,000	4,449,350	1.68%
Genworth Financial, Inc. (a)	605,000	10,799,250	4.09%
Green Dot Corp., Class A (a)	25,000	434,250	0.16%
Hingham Institution for Savings	94,000	6,533,940	2.47%
HomeStreet, Inc.	376,000	6,828,160	2.58%
Independent Bank Corp. – Mich (a)	290,000	3,775,800	1.43%
Independent Bank Corp.	35,000	1,299,200	0.49%
Investors Bancorp, Inc.	235,000	6,281,550	2.38%
KKR Financial Holdings LLC	460,000	5,308,400	2.01%
MBIA, Inc. (a)	565,000	6,847,800	2.59%
MGIC Investment Corp. (a)	815,000	7,009,000	2.65%
National Bank Holdings Corp.	50,000	958,000	0.36%
NorthStar Realty Finance Corp.	180,000	2,883,600	1.09%
OceanFirst Financial Corp.	220,400	3,574,888	1.35%
Pacwest Bancorp	55,000	2,165,350	0.82%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Popular, Inc. (a)(c)	290,000	$8,961,000	3.39%
Portfolio Recovery Associates, Inc. (a)	12,000	685,800	0.26%
Provident Financial Services, Inc.	490,000	8,516,200	3.22%
Radian Group, Inc.	665,000	9,296,700	3.52%
RAIT Financial Trust	435,000	3,558,300	1.35%
Rockville Financial, Inc.	160,000	2,105,600	0.80%
Square 1 Financial, Inc. (a)	95,000	1,790,750	0.68%
Stonegate Mortgage Corp. (a)	440,000	5,566,000	2.11%
Susquehanna Bancshares, Inc.	415,000	4,299,400	1.63%
Synovus Financial Corp.	2,950,000	9,469,500	3.58%
Territorial Bancorp, Inc.	90,000	1,841,400	0.70%
UMPQUA Holdings Corp.	292,425	4,863,028	1.84%
United Financial Bancorp, Inc.	85,000	1,499,400	0.57%
Washington Federal, Inc.	445,000	9,603,100	3.63%
Webster Financial Corp.	30,000	904,200	0.34%
Wintrust Financial Corp.	210,000	9,412,200	3.56%
WSFS Financial Corp.	31,700	2,143,554	0.81%
Zions Bancorporation	320,000	9,254,400	3.50%
		251,475,234	95.15%

Information Technology – 0.95%
Move, Inc. (a)	145,000	1,550,050	0.59%
Total System Services, Inc.	30,000	953,100	0.36%
		2,503,150	0.95%

Total Common Stocks
(Cost $214,590,653)		257,362,934	97.38%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 2.29%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.29%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	6,046,707	$6,046,707	2.29%

Total Money Market Funds
(Cost $6,046,707)		6,046,707	2.29%

Total Short-Term Investments
(Cost $6,046,707)		6,046,707	2.29%

Total Investments
(Cost $220,637,360) – 99.67%		263,409,641	99.67%
Other Assets in
Excess of Liabilities – 0.33%		872,881	0.33%
TOTAL NET ASSETS – 100.00%		$264,282,522	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(c)	U.S. traded security of a foreign corporation.

Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$3,384,550	$—	$—	$3,384,550
Financials	251,475,234	—	—	251,475,234
Information Technology	2,503,150	—	—	2,503,150
Total Common Stock	$257,362,934	$—	$—	$257,362,934
Short-Term Investments
Money Market Funds	$6,046,707	$—	$—	$6,046,707
Total Short-Term Investments	$6,046,707	$—	$—	$6,046,707
Total Investments	$263,409,641	$—	$—	$263,409,641

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $220,637,360)	$263,409,641
Dividends and interest receivable	67,944
Receivable for fund shares sold	171,768
Receivable for securities sold	2,365,644
Prepaid expenses and other assets	23,555
Total Assets	266,038,552

LIABILITIES:
Payable for fund shares redeemed	1,361,226
Payable to advisor	207,553
Payable to administrator	59,883
Payable to auditor	9,473
Accrued distribution fees	51,946
Accrued trustees fees	4,940
Accrued expenses and other payables	61,009
Total Liabilities	1,756,030
NET ASSETS	$264,282,522

NET ASSETS CONSIST OF:
Capital stock	$200,309,572
Accumulated net investment loss	(409,035)
Accumulated net realized gain on investments	21,609,704
Unrealized net appreciation on investments	42,772,281
Total Net Assets	$264,282,522

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	209,895,027
Shares issued and outstanding	8,779,193
Net asset value, offering price and redemption price per share	$23.91

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	54,387,495
Shares issued and outstanding	3,783,594
Net asset value, offering price and redemption price per share	$14.37

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$2,310,356
Interest income	326
Total investment income	2,310,682

EXPENSES:
Investment advisory fees	1,379,717
Distribution fees – Investor Class (See Note 5)	300,209
Administration, fund accounting, custody and transfer agent fees	183,963
Sub-transfer agent expenses – Investor Class (See Note 5)	146,618
Sub-transfer agent expenses – Institutional Class (See Note 5)	17,606
Reports to shareholders	32,860
Federal and state registration fees	18,562
Compliance expense	10,655
Audit fees	9,472
Trustees’ fees and expenses	8,529
Legal fees	2,480
Interest expense (See Note 6)	582
Other expenses	12,050
Total expenses	2,123,303
NET INVESTMENT INCOME	$187,379
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$24,571,730
Change in unrealized appreciation on investments	(21,473,411)
Net gain on investments	3,098,319
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,285,698

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment income	$187,379		$1,386,645
Net realized gain on securities	24,571,730		27,485,214
Change in unrealized appreciation (depreciation)
on securities	(21,473,411)		40,111,802
Net increase in net assets resulting from operations	3,285,698		68,983,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(583,882)		(1,118,880)
Institutional Class	(611,323)		(520,872)
Net realized gains
Investor Class	(15,192,378)		—
Institutional Class	(6,931,392)		—
Total distributions	(23,318,975)		(1,639,752)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	15,857,413		91,423,499
Proceeds from shares subscribed – Institutional Class	3,929,622		25,715,806
Dividends reinvested – Investor Class	15,450,637		1,096,037
Dividends reinvested – Institutional Class	3,238,127		123,116
Cost of shares redeemed – Investor Class	(51,142,355	)(1)	(71,541,810	)(2)
Cost of shares redeemed – Institutional Class	(15,240,174)		(12,933,095)
Net increase (decrease) in net assets derived
from capital share transactions	(27,906,730)		33,883,553
TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,940,007)		101,227,462

NET ASSETS:
Beginning of period	312,222,529		210,995,067
End of period	$264,282,522		$312,222,529
Undistributed net investment income (loss), end of period	$(409,035)		$598,791

(1)	Net of redemption fees of $12,269 related to redemption fees imposed by the FBR Small Cap Financial Fund during a prior year but not received until the six-month period ended April 30, 2014.
(2)	Net of redemption fees of $2,257 related to redemption fees imposed by the FBR Small Cap Financial Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets – Continued

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	628,937	4,155,799
Shares sold – Institutional Class	258,120	1,761,812
Shares issued to holders as reinvestment
of dividends – Investor Class	624,580	55,049
Shares issued to holders as reinvestment
of dividends – Institutional Class	216,312	9,865
Shares redeemed – Investor Class	(2,056,136)	(3,185,460)
Shares redeemed – Institutional Class	(1,001,402)	(1,010,378)
Net increase (decrease) in shares outstanding	(1,329,589)	1,786,687

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Small Cap Financial Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$25.40

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gains (losses) on securities	0.16
Total from investment operations	0.17

Less distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gains	(1.60)
Total distributions	(1.66)
Paid-in capital from redemption fees	—
Net asset value, end of period	$23.91

TOTAL RETURN	0.47	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$209.90
Ratio of expenses to average net assets	1.45	%(5)
Ratio of net investment income to average net assets	0.52	%(5)
Portfolio turnover rate(3)	25	%(4)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(4)	Not annualized.
(5)	Annualized

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$19.54	$16.48	$18.11	$15.91	$15.22

0.10	0.11	0.21 (1)	0.08	0.06
5.88	3.24	(1.66)	2.17	0.81
5.98	3.35	(1.45)	2.25	0.87

(0.12)	(0.29)	(0.06)	(0.07)	(0.19)
—	—	(0.13)	—	—
(0.12)	(0.29)	(0.19)	(0.07)	(0.19)
0.00 (2)	0.00 (2)	0.01	0.02	0.01
$25.40	$19.54	$16.48	$18.11	$15.91

30.80%	20.65%	(8.12)%	14.27%	5.89%

$243.42	$167.20	$154.21	$216.75	$187.56
1.46%	1.45%	1.52%	1.51%	1.51%
0.48%	0.56%	0.81%	0.35%	0.50%
57%	43%	70%	89%	118%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Small Cap Financial Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.96

Income from investment operations:
Net investment income	0.00	(2)
Net realized and unrealized gains (losses) on securities	0.15
Total from investment operations	0.15

Less distributions:
Dividends from net investment income	(0.14)
Dividends from net realized gains	(1.60)
Total distributions	(1.74)
Paid-in capital from redemption fees	—
Net asset value, end of period	$14.37

TOTAL RETURN	0.58	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$54.39
Ratio of expenses to average net assets	1.14	%(5)
Ratio of net investment income to average net assets	0.37	%(5)
Portfolio turnover rate(3)	25	%(4)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009

$12.34	$10.55	$11.70	$10.34	$9.96

0.14	0.16	0.19 (1)	0.09	0.19
3.66	1.98	(1.09)	1.40	0.40
3.80	2.14	(0.90)	1.49	0.59

(0.18)	(0.35)	(0.12)	(0.13)	(0.21)
—	—	(0.13)	—	—
(0.18)	(0.35)	(0.25)	(0.13)	(0.21)
—	0.00 (2)	—	0.00 (2)	—
$15.96	$12.34	$10.55	$11.70	$10.34

31.18%	20.95%	(8.00)%	14.52%	6.14%

$68.80	$43.79	$19.89	$25.01	$10.64
1.15%	1.25%	1.34%	1.23%	1.56%
0.74%	0.72%	1.00%	0.61%	0.04%
57%	43%	70%	89%	118%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Small Cap Financial (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Small Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

HENNESSY FUNDS                                                                                                        1-800-966-4354

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significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $74,289,048 and $124,494,309, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund for the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $207,553.

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The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $164,224.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $183,963.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months

HENNESSY FUNDS                                                                                                        1-800-966-4354

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ended April 30, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $36,635 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $3,328,000.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$252,322,381
Gross tax unrealized appreciation	$68,513,862
Gross tax unrealized depreciation	(7,656,886)
Net tax unrealized appreciation/depreciation	$60,856,976
Undistributed ordinary income	$3,301,727
Undistributed long-term capital gains	19,847,524
Total distributable earnings	$23,149,251
Other accumulated gain (loss)	$—
Total accumulated gain (loss)	$84,006,227

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $3,656,683.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$3,471,345	$1,639,752
Long-term capital gain	19,847,630	—
	$23,318,975	$1,639,752

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,004.70	$7.21

Hypothetical (5% return
before expenses)	$1,000.00	$1,017.60	$7.25

Institutional Class

Actual	$1,000.00	$1,005.80	$5.67

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.14	$5.71

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.45%  for Investor Class shares or 1.14% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 95.82%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 91.25%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreement

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor manages the use of soft dollars for the Fund.
•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor manages proxy voting for the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund,

HENNESSYFUNDS.COM

28

which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the investment advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred by the Advisor to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY LARGE CAP
FINANCIAL FUND

Investor Class  HLFNX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting	25
Quarterly Filings on Form N-Q	25
Federal Tax Distribution Information	25
Householding	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Cap
Financial Fund (HLFNX)	6.06%	21.82%	15.21%	5.33%
Russell 1000® Financial
Services Index	7.11%	18.21%	17.45%	1.76%
Russell 1000® Index	8.25%	20.81%	19.52%	8.05%

Expense ratio: 1.57%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Large Cap Financial Fund.

The expense ratio presented is that from the most recent prospectus.

(1)  Periods less than one year are not annualized.

PERFORMANCE NARRATIVE

Portfolio Manager: David H. Ellison, and Co-Portfolio Manager, Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Hennessy Large Cap Financial Fund returned 6.06%, underperforming the Russell 1000® Financial Services Index and the Russell 1000® Index, which returned 7.11% and 8.25% for the same period,  respectively, but outperforming the Morningstar Financial Category Average, which returned 5.20% for the same period.

The Fund remains concentrated in the largest U.S. based financial companies.  These companies continue to see fundamental improvements as they work internally to grow earnings and earnings quality.

Companies with the strongest performance contributions to the Fund during the period were in the asset management and traditional bank businesses.  Specific positions that contributed most strongly to performance included The Blackstone Group L.P., PNC Financial Services Group, Inc., SunTrust Banks, Inc., and Wells Fargo & Company.  The Fund continues to hold all of these positions.

Companies detracting from the Fund’s performance during the period include consumer finance, brokerage, and trading platforms.  Specific positions that detracted

HENNESSYFUNDS.COM

4

from the Fund’s performance include CIT Group, Inc., The Goldman Sachs Group, Inc., and IntercontinentalExchange Group, Inc.  The Fund no longer holds IntercontinentalExchange Group, Inc.

Additional Portfolio Manager commentary and related investment outlook:

Overall industry conditions improved during the six-month period.  Residential and commercial real estate activity, investment banking, securities trading, loan demand, commercial services and credit conditions all improved.  Balance sheets also improved as companies continue to de-lever, de-complicate and de-risk.

We expect the ongoing improvements to continue as big balance sheets, cost structures, and revenue streams are rationalized.  We believe the changes in the “big bank” model will likely be significant over the next three to five years.  We believe these changes are being driven by regulatory structures designed to reduce risk in the biggest institutions, which we expect to impact the entire industry and eventually could make it more stable.  We believe this will be good for the overall economy as a strong, well-structured banking system is necessary for sustained economic growth.  Ultimately, we expect that book values and earnings streams may become more stable over time.  This should allow for higher dividends and stock buybacks going forward, which has historically been good for financial stock prices.

Valuations of the large capitalization financials, as measured by price-to-book and price-to-earnings, remain below historical averages.  We believe these valuations may recover as companies work to get better internally across all business lines while the external economy heals and improves.

The Russell 1000® Financial Services Index is an unmanaged index commonly used to measure the performance of large-capitalization financial sector stocks.  The Russell 1000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings that a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  Investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rates.  The Fund invests in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Book value is the value at which a company carries an asset on its balance sheet.  Price-to-book is a ratio used to compare a stock’s market value to its book value and is calculated by dividing the current closing price of such stock by the most recent quarter’s book value per share.  Price-to-earnings is a tool for calculating relative valuation and is the market price per share divided by earnings per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Schedule of Investments

HENNESSY LARGE CAP FINANCIAL FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
American International Group, Inc.	4.88%
Citigroup, Inc.	4.76%
The Travelers Companies, Inc.	4.76%
MetLife, Inc.	4.66%
SunTrust Banks, Inc.	4.57%
J.P. Morgan Chase & Co.	4.55%
The PNC Financial Services Group, Inc.	4.50%
Regions Financial Corp.	4.50%
Morgan Stanley	4.35%
Fifth Third Bancorp	4.34%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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COMMON STOCKS – 89.86%	Number		% of
	of Shares	Value	Net Assets
Financials – 82.26%
American International Group, Inc.	96,000	$5,100,480	4.88%
Bank of America Corp.	285,000	4,314,900	4.13%
Capital One Financial Corp.	53,000	3,916,700	3.75%
CIT Group, Inc.	91,000	3,917,550	3.75%
Citigroup, Inc.	104,000	4,982,640	4.76%
Comerica, Inc.	50,000	2,412,000	2.31%
Discover Financial Services	52,000	2,906,800	2.78%
E Trade Financial Corp. (a)	30,000	673,500	0.64%
Fifth Third Bancorp	220,000	4,534,200	4.34%
Huntington Bancshares, Inc.	355,000	3,251,800	3.11%
J.P. Morgan Chase & Co.	85,000	4,758,300	4.55%
KeyCorp	116,000	1,582,240	1.51%
MetLife, Inc.	93,000	4,868,550	4.66%
Morgan Stanley	147,000	4,546,710	4.35%
Prudential Financial, Inc.	43,000	3,469,240	3.32%
Regions Financial Corp.	464,000	4,704,960	4.50%
SunTrust Banks, Inc.	125,000	4,782,500	4.57%
The Charles Schwab Corp.	20,000	531,000	0.51%
The Goldman Sachs Group, Inc.	25,000	3,995,500	3.82%
The PNC Financial Services Group, Inc.	56,000	4,706,240	4.50%
The Travelers Companies, Inc.	55,000	4,981,900	4.76%
U.S. Bancorp (c)	98,000	3,996,440	3.82%
Wells Fargo & Co.	62,000	3,077,680	2.94%
		86,011,830	82.26%

Information Technology – 7.60%
MasterCard, Inc., Class A	53,000	3,898,150	3.73%
Visa, Inc., Class A	20,000	4,052,200	3.87%

		7,950,350	7.60%

Total Common Stocks
(Cost $76,663,739)		93,962,180	89.86%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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PARTNERSHIPS – 3.45%	Number		% of
	of Shares	Value	Net Assets
Financials – 3.45%
Blackstone Group L.P.	122,000	3,602,660	3.45%

Total Partnerships
(Cost $1,984,926)		3,602,660	3.45%

SHORT-TERM INVESTMENTS – 6.77%

Money Market Funds – 6.77%
Federated Government Obligations Fund –
Class I, 0.01% (b)	1,892,186	$1,892,186	1.81%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	5,190,000	5,190,000	4.96%

Total Money Market Funds
(Cost $7,082,186)		7,082,186	6.77%

Total Short-Term Investments
(Cost $7,082,186)		7,082,186	6.77%

Total Investments
(Cost $85,730,851) – 100.08%		104,647,026	100.08%
Liabilities in Excess of
Other Assets – (0.08)%		(84,463)	(0.08)%
TOTAL NET ASSETS – 100.00%		$104,562,563	100.00%
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(c)
Investment in affiliated security.  Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp.  Details of transactions with this affiliated company for the period ended April 30, 2014, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$1,739,350
Purchase Cost	$2,199,937
Sales Cost	$213,432
Ending Cost	$3,725,855
Dividend Income	$35,880
Shares	98,000
Market Value	$3,996,440

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Financials	$86,011,830	$—	$—	$86,011,830
Information Technology	7,950,350	—	—	7,950,350
Total Common Stock	$93,962,180	$—	$—	$93,962,180
Partnerships
Financials	$3,602,660	$—	$—	$3,602,660
Total Partnerships	$3,602,660	$—	$—	$3,602,660
Short-Term Investments
Money Market Funds	$7,082,186	$—	$—	$7,082,186
Total Short-Term Investments	$7,082,186	$—	$—	$7,082,186
Total Investments	$104,647,026	$—	$—	$104,647,026

Transfers between levels are recognized at the end of the reporting period.  During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $82,004,996)	$100,650,586
Investments in affiliated securities, at value (cost $3,725,855)	3,996,440
Dividends and interest receivable	49,002
Receivable for fund shares sold	55,381
Return of capital receivable	42,700
Prepaid expenses and other assets	13,041
Total Assets	104,807,150

LIABILITIES:
Payable for fund shares redeemed	87,002
Payable to advisor	78,322
Payable to administrator	21,791
Payable to auditor	9,472
Distribution payable	23,919
Accrued trustees fees	4,947
Accrued expenses and other payables	19,134
Total Liabilities	244,587
NET ASSETS	$104,562,563

NET ASSETS CONSIST OF:
Capital stock	$83,397,645
Accumulated net investment loss	(210,140)
Accumulated net realized gain on investments	2,458,883
Unrealized net appreciation on investments	18,916,175
Total Net Assets	$104,562,563

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	104,562,563
Shares issued and outstanding	5,341,318
Net asset value, offering price and redemption price per share	$19.58

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$675,700
Dividend income from affiliated securities	35,880
Interest income	136
Total investment income	711,716

EXPENSES:
Investment advisory fees	455,749
Administration, fund accounting, custody and transfer agent fees	60,767
Distribution fees – Investor Class (See Note 5)	126,597
Federal and state registration fees	10,672
Audit fees	9,472
Legal fees	2,480
Compliance expense	10,655
Reports to shareholders	4,735
Trustees’ fees and expenses	7,439
Sub-transfer agent expenses – Investor Class (See Note 5)	65,831
Interest expense (See Note 6)	217
Other expenses	5,511
Total expenses	760,125
NET INVESTMENT LOSS	$(48,409)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$4,570,354
Affiliated investments	75,753
Change in unrealized appreciation on investments	578,139
Net gain on investments	5,224,246
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,175,837

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment loss	$(48,409)		$(155,053)
Net realized gain on securities	4,646,107		8,243,533
Long-term capital gain distributions
from regulated investment companies	—		17,820
Change in unrealized appreciation on securities	578,139		10,739,120
Net increase in net assets
resulting from operations	5,175,837		18,845,420

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—		(50,837)
Net realized gains
Investor Class	(2,696,057)		—
Total distributions	(2,696,057)		(50,837)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	29,329,381		43,711,247
Dividends reinvested – Investor Class	2,639,350		49,255
Cost of shares redeemed – Investor Class	(18,186,917	)(1)	(38,910,007	)(2)
Net increase in net assets derived
from capital share transactions	13,781,814		4,850,495
TOTAL INCREASE IN NET ASSETS	16,261,594		23,645,078

NET ASSETS:
Beginning of period	88,300,969		64,655,891
End of period	$104,562,563		$88,300,969
Undistributed net investment loss, end of period	$(210,140)		$(161,731)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,472,369		2,488,338
Shares issued to holders as reinvestment
of dividends – Investor Class	135,909		3,367
Shares redeemed – Investor Class	(912,578)		(2,412,632)
Net increase in shares outstanding	695,700		79,073

(1)	Net of redemption fees of $287 related to redemption fees imposed by the FBR Large Cap Financial Fund during a prior year but not received until the six-month period ended April 30, 2014..
(2)	Net of redemption fees of $15 related to redemption fees imposed by the FBR Large Cap Financial Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Large Cap Financial Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.01

Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gains (losses) on investments	1.15
Total from investment operations	1.16

Less distributions:
Dividends from net investment income	(0.01)
Distribution in excess of net investment income	—
Dividends from net realized gains	(0.58)
Total distributions	(0.59)
Paid-in capital from redemption fees	—
Net asset value, end of period	$19.58

TOTAL RETURN	6.06	%(3)
Net assets, end of period (millions)	$104.56
Ratio of expenses to average net assets:
Before expense reimbursement	1.50	%(4)
After expense reimbursement	1.50	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.10	)%(4)
After expense reimbursement	(0.10	)%(4)
Portfolio turnover rate	22	%(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011		2010	2009

$14.16	$11.91	$12.88		$12.61	$11.14

(0.03)	0.01	(0.04	)(1)	(0.08)	0.00 (2)
4.89	2.24	(0.93)		0.35	1.58
4.86	2.25	(0.97)		0.27	1.58

(0.01)	—	—		—	(0.10)
—	—	—		—	(0.02)
—	—	—		—	—
(0.01)	—	—		—	(0.12)
0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.01
$19.01	$14.16	$11.91		$12.88	$12.61

34.37%	18.89%	(7.53)%		2.14%	14.52%
$88.30	$64.66	$55.68		$48.72	$37.20

1.57%	1.57%	1.61%		1.78%	1.81%
1.57%	1.57%	1.61%		1.78%	1.81%

(0.22)%	0.09%	(0.34)%		(0.73)%	(0.08)%
(0.22)%	0.09%	(0.34)%		(0.73)%	(0.08)%
75%	93%	97%		150%	220%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Large Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale

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proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.
f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability

HENNESSY FUNDS                                                                                                        1-800-966-4354

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resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

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Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security.  Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market.  Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by

HENNESSY FUNDS                                                                                                        1-800-966-4354

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the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $27,470,186 and $22,133,432, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund for the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $78,322.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% of the Fund’s net assets through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2013, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and

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distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $65,831.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS for the six months ended April 30, 2014 were $60,767.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the six months ended April 30, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $19,972 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $973,000.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$72,142,471
Gross tax unrealized appreciation	$18,631,889
Gross tax unrealized depreciation	(2,481,037)
Net tax unrealized appreciation/depreciation	$16,150,852
Undistributed ordinary income	$—
Undistributed long-term capital gains	2,696,017
Total distributable earnings	$2,696,017
Other accumulated gain (loss)	$(161,731)
Total accumulated gain (loss)	$18,685,138

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $3,634,977.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $(161,731) and the Fund did not defer, on a tax basis, any post-December loss deferrals

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$—	$50,837
Long-term capital gain	2,696,057	—
	$2,696,057	$50,837

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,060.60	$7.66

Hypothetical (5% return
before expenses)	$1,000.00	$1,017.36	$7.50

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

25

Board Approval of Investment Advisory
Agreement

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•
The Advisor acts as portfolio manager for the Fund.  In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor manages the use of soft dollars for the Fund.
•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor manages proxy voting for the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund,

HENNESSYFUNDS.COM

26

which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee.  The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund.  The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement.  The Trustees noted that the investment advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred by the Advisor to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session.  The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement.  Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

The financial markets have provided strong returns over the past six-months ended April 30, 2014, with the Dow Jones Industrial Average (DJIA) and S&P 500 both returning approximately 8% during the period.  The current valuation metrics of the major indices are solid; for example, the DJIA currently has a price-to-earnings ratio of 15x and a price-to-sales ratio of 1.75x.  The DJIA also has a dividend yield of 2.2%, which is nearly as high as that of a 10-Year U.S. Treasury, which is currently yielding 2.6%.  Investing in high-yielding, high-quality DJIA stocks have the potential to not only provide an income stream but also for stock price appreciation as well.  Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals.

U.S. corporations continue to drive shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  However, lately I have begun to see a shift in those business strategies.  The easier-to-execute acquisitions seem to be a thing of the past, and firms now have to be even more creative to execute accretive deals.  I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  So what will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe we will see companies begin to initiate capital expenditure programs.

Due to the continuing uncertainty from a lack of clear policies on taxes, healthcare, and regulations, I have observed that corporations would rather wait for clarity from our government leaders and defer any significant changes to their current business models.  Up until this point, there has been no real cost for firms to defer spending their capital as they wait for anticipated guidance on policies that directly affect their businesses.  But, this economic handcuffing from all of this uncertainty has gone on long enough.  I believe there will now be firms who want to improve their margins and will begin spending money to expand their sales, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.   I do believe this will be a slow shift, but one that will keep the economy improving, and should, in my opinion, help to generate reasonable market returns over the next few years.

With almost $3 trillion in cash sitting on the sidelines, this strategic shift by companies to begin spending their idle capital should help the economic recovery in the U.S.  But that is only one part of the equation.  Washington politics still play a role in how strong that recovery will be.  The national political landscape will change in the next few years, and the future generation of elected officials will be faced with what I believe are fictitious unemployment figures (6.3% reported, when over 20 million Americans are looking for more work or a better job), a sluggish economy, and global competition in business.  The next regime needs to provide real clarity on the issues that face all Americans and American corporations: taxation, regulation, and how to pay for our new healthcare system.  I also believe that our government needs to regard business as a noble profession and to implement common sense and logic in their policy making instead of politics as usual.  As Confucius is quoted as saying, “Life is really simple, but we insist on making it complicated.”

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I am confident that even with all the hurdles facing corporate America, companies continue to provide good value for their shareholders, and I believe that means the financial markets are in good shape and should remain strong moving forward, I also believe that the next few months may be volatile.  Fads come and go, and the current buzz on the Street is around investing in social media stocks.  I believe that chasing hot products has contributed and will continue to contribute to the volatility of the markets this year.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Price-to-sales ratio and price-to-earnings ratio are tools for calculating relative valuation.  Price-to-sales ratio is calculated by dividing the market price by revenue per share.  Price-to-earnings ratio is the market price per share divided by earnings per share.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	-0.81%	15.93%	12.44%	5.45%
Hennessy Technology Fund –
Institutional Class (HTCIX)(2)	-0.66%	16.25%	12.65%	5.55%
NASDAQ Composite Index	5.04%	24.87%	20.36%	8.90%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

Expense ratios:	Gross 3.08%, Net 1.99%(3) (Investor Class);
Gross 2.80%, Net 1.74%(3) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Technology Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 12, 2010. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. Aylesworth and David H. Ellison

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Technology Fund returned -0.81%, underperforming the NASDAQ Composite Index, the S&P 500 Index, and the Morningstar Technology Category Average, which returned 5.04%, 8.36%, and 6.46% for the same period, respectively.

After a relatively good period of performance, the Fund underperformed its benchmarks.  During the period, investors for various reasons started taking profits in the names that had appreciated the most.  This correction hit stocks in both the Healthcare and Technology sectors.  The Healthcare and Technology correction hit the Fund particularly hard because they were a major category of investment.  In summary, investor sentiment shifted from a growth bent to a value orientation.  Our emphasis on stocks with

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growing tangible book, growing revenues and growing profits, as desirable as that is, just did not reward this period.

Two stocks that did reward us were Illumina, Inc. and athenahealth, Inc., which returned 45% and 29%, respectively.  Illumina, Inc. manufactures and markets life science tools and integrated systems for the analytics of data to the biotech industry, while athenahealth, Inc. provides cloud-based services and health record software to the Healthcare industry.  With the aging population and the emphasis on managing health care costs, these stocks have been, and are expected to possibly be, in the sweet spot for growth for the foreseeable future.  Both of these holdings comprised 3 - 4% of the Fund’s total assets during the period.  We feel any market downturn would provide buying opportunity in these holdings, and the Fund continues to hold both of these positions.

Every portfolio has some holdings that underperform and do not meet investment expectations.  We are always evaluating information to determine if we deem the underperformance to be just a “blip” or whether the stock should be eliminated from the Fund’s portfolio.  Two stocks still owned by the Fund that had what we believe was a “blip” with respect to their recent performance are Amazon.com, Inc. and NetSuite, Inc., with six-month returns of -24% and -23%, respectively.  Well known and widely held Amazon.com, Inc. is one of the largest online retailers and has an impressive record of revenue growth.  Unfortunately, this is an example of where investors took profits during the period.  We continue to believe Amazon.com, Inc. is a leader in combining technology with the retail experience and should continue to grow and has the potential to reward investors again.  NetSuite, Inc. is a cloud-based software provider.  The stock was not immune to correction as its price had perhaps been overvalued in relation to its impressive record of growth.  Each of these holdings comprised 2 ½ - 3% of the Fund’s total assets during the period.  The Fund continues to hold both of these positions.

Additional Portfolio Manager commentary and related investment outlook:

Investors have much to be nervous about with geopolitics, job growth, housing starts, and interest rates issues dominating headlines.  It is not unexpected that at times investors, both large and small, review their portfolios and rebalance by selling the winners and buying alternatives.  It is our belief we are in such a period.  The good news is that we believe the Technology industry should continue to entice investors, as it offers potential solutions to the problems of mankind and innovative products for the consumer.  As investor fears ease and the economy improves, revenues and profits for successful companies should grow along with their tangible book value.  As a result, stock prices should improve.  We will continue to offer the Fund’s shareholders exposure to this segment following a consistent approach that emphasizes these metrics.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  Investments are focused in the technology industry, which may be adversely affected by rapidly changing technology, availability of capital, R&D, government regulation and the relatively high risks of obsolescence caused by scientific and technological advances.  Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  The Fund invests in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and

HENNESSY FUNDS                                                                                                        1-800-966-4354

5

greater volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Tangible Book Value is a method of valuing a company by measuring its equity after removing any intangible assets.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

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Schedule of Investments

HENNESSY TECHNOLOGY FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Gilead Sciences, Inc.	5.19%
Micron Technology, Inc.	4.59%
SanDisk Corp.	4.56%
Amazon.com, Inc.	4.55%
IMS Health Holdings, Inc.	4.53%
T- Mobile US, Inc.	4.52%
Illumina, Inc.	4.42%
Biogen Idec, Inc.	4.36%
Thermo Fisher Scientific, Inc.	4.35%
Alexion Pharmaceuticals, Inc.	4.35%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS – 96.27%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 10.63%
Amazon.com, Inc. (a)	920	$279,800	4.55%
Harman International Industries, Inc.	1,050	115,090	1.87%
NetFlix, Inc. (a)	805	259,242	4.21%
		654,132	10.63%

Financials – 1.24%
Zillow, Inc. (a)	705	76,634	1.24%

Health Care – 30.89%
Alexion Pharmaceuticals, Inc. (a)	1,690	267,358	4.35%
Align Technology, Inc. (a)	1,440	72,562	1.18%
athenahealth, Inc. (a)	930	114,985	1.87%
Biogen Idec, Inc. (a)	935	268,457	4.36%
Gilead Sciences, Inc. (a)	4,065	319,062	5.19%
Illumina, Inc. (a)	2,003	272,107	4.42%
IMS Health Holdings, Inc. (a)	11,750	278,945	4.53%
Medidata Solutions, Inc. (a)	1,077	39,106	0.64%
Thermo Fisher Scientific, Inc.	2,350	267,900	4.35%
		1,900,482	30.89%

Information Technology – 48.41%
3D Systems Corp. (a)	2,002	94,775	1.54%
Alliance Fiber Optic Products, Inc.	1,865	35,845	0.58%
Applied Materials, Inc.	13,950	265,887	4.32%
Arris Group, Inc. (a)	2,182	56,928	0.93%
Bottomline Technologies, Inc. (a)	1,000	31,640	0.51%
Finisar Corp. (a)	1,495	39,094	0.64%
First Solar, Inc. (a)	1,545	104,272	1.69%
Fleetmatics Group PLC (a)(c)	2,195	65,916	1.07%
iGATE Corp. (a)	975	35,685	0.58%
Imperva, Inc. (a)	2,200	50,336	0.82%
Interactive Intelligence Group, Inc (a)	625	39,106	0.64%
LAM Research Corp. (a)	2,830	163,036	2.65%
Lattice Semiconductor Corp. (a)	5,125	43,153	0.70%
Methode Electronics, Inc.	1,505	41,749	0.68%
Micron Technology, Inc. (a)	10,815	282,488	4.59%
NetSuite, Inc. (a)	1,265	97,797	1.59%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Pandora Media, Inc. (a)	5,100	$119,442	1.94%
Proofpoint, Inc. (a)	2,100	53,424	0.87%
salesforce.com, Inc. (a)	5,120	264,448	4.30%
SanDisk Corp.	3,300	280,401	4.56%
Servicenow, Inc. (a)	2,750	136,730	2.22%
Splunk, Inc. (a)	2,500	136,425	2.22%
SS&C Technologies Holdings, Inc. (a)	1,275	49,623	0.81%
Stratasys Ltd. (a)(c)	860	83,308	1.35%
The Ultimate Software Group, Inc. (a)	495	59,217	0.96%
Workday, Inc. (a)	3,615	264,148	4.29%
Yelp, Inc. (a)	1,440	83,981	1.36%
		2,978,854	48.41%

Telecommunication Services – 5.10%
8x8 Inc. (a)	3,665	35,551	0.58%
T- Mobile US, Inc. (a)	9,500	278,255	4.52%
		313,806	5.10%

Total Common Stocks
(Cost $5,861,422)		5,923,908	96.27%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 0.52%
Hercules Technology Growth Capital, Inc.	2,320	31,737	0.52%

Total Investment Companies (Excluding
Money Market Funds)
(Cost $30,636)		31,737	0.52%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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SHORT-TERM INVESTMENTS – 4.00%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.00%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	245,868	$245,868	4.00%

Total Money Market Funds
(Cost $245,868)		245,868	4.00%

Total Short-Term Investments
(Cost $245,868)		245,868	4.00%

Total Investments
(Cost $6,137,926) – 100.79%		6,201,513	100.79%
Liabilities in Excess
of Other Assets – (0.79)%		(48,398)	(0.79)%
TOTAL NET ASSETS – 100.00%		$6,153,115	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2014.
(c)	U.S. traded security of a foreign corporation.

Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$654,132	$—	$—	$654,132
Financials	76,634	—	—	76,634
Health Care	1,900,482	—	—	1,900,482
Information Technology	2,978,854	—	—	2,978,854
Telecommunication Services	313,806	—	—	313,806
Total Common Stock	$5,923,908	$—	$—	$5,923,908
Investment Companies (Excluding
Money Market Funds)	$31,737	$—	$—	$31,737
Short-Term Investments
Money Market Funds	$245,868	$—	$—	$245,868
Total Short-Term Investments	$245,868	$—	$—	$245,868
Total Investments	$6,201,513	$—	$—	$6,201,513

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $6,137,926)	$6,201,513
Dividends and interest receivable	137
Receivable for fund shares sold	176
Receivable for securities sold	106,058
Prepaid expenses and other assets	23,881
Due from advisor	485
Total Assets	6,332,250

LIABILITIES:
Payable for securities purchased	114,641
Payable for fund shares redeemed	35,246
Payable to administrator	2,897
Payable to auditor	9,474
Distribution payable	4,873
Accrued trustees fees	5,376
Accrued expenses and other payables	6,628
Total Liabilities	179,135
NET ASSETS	$6,153,115

NET ASSETS CONSIST OF:
Capital stock	$7,207,201
Accumulated net investment loss	(117,340)
Accumulated net realized loss on investments	(1,000,333)
Unrealized net appreciation on investments	63,587
Total Net Assets	$6,153,115

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	4,929,734
Shares issued and outstanding	366,256
Net asset value, offering price and redemption price per share	$13.46

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	1,223,381
Shares issued and outstanding	90,047
Net asset value, offering price and redemption price per share	$13.59

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income	$7,681
Interest income	11
Total investment income	7,692

EXPENSES:
Investment advisory fees	28,040
Federal and state registration fees	16,557
Compliance expense	10,655
Audit fees	9,472
Trustees’ fees and expenses	6,943
Distribution fees – Investor Class (See Note 5)	6,179
Administration, fund accounting, custody and transfer agent fees	3,664
Legal fees	2,480
Sub-transfer agent expenses – Investor Class (See Note 5)	2,460
Sub-transfer agent expenses – Institutional Class (See Note 5)	161
Reports to shareholders	1,106
Other expenses	3,565
Total expenses before reimbursement from advisor	91,282
Expense reimbursement by advisor – Investor Class	(25,872)
Expense reimbursement from advisor – Institutional Class	(6,267)
Net expenses	59,143
NET INVESTMENT LOSS	$(51,451)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$767,400
Change in unrealized appreciation on investments	(828,267)
Net gain (loss) on investments	(60,867)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(112,318)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:
Net investment loss	$(51,451)	$(66,991)
Net realized gain on securities	767,400	577,798
Change in unrealized appreciation (depreciation)
on securities	(828,267)	802,157
Net increase (decrease) in net assets
resulting from operations	(112,318)	1,312,964

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	828,795	633,313
Proceeds from shares subscribed – Institutional Class	84,537	199,069
Cost of shares redeemed – Investor Class	(285,707)	(1,642,150)
Cost of shares redeemed – Institutional Class	(42,641)	(196,791)
Net increase (decrease) in net assets
derived from capital share transactions	584,984	(1,006,559)
TOTAL INCREASE IN NET ASSETS	472,666	306,405

NET ASSETS:
Beginning of period	5,680,449	5,374,044
End of period	$6,153,115	$5,680,449
Undistributed net investment loss, end of period	$(117,340)	$(65,889)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	55,585	54,289
Shares sold – Institutional Class	5,809	16,644
Shares redeemed – Investor Class	(20,262)	(139,783)
Shares redeemed – Institutional Class	(2,781)	(16,569)
Net increase (decrease) in shares outstanding	38,351	(85,419)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Technology Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.57

Income from investment operations:
Net investment loss	(0.10)
Net realized and unrealized gains (losses) on investments	(0.01)
Total from investment operations	(0.11)
Paid-in capital from redemption fees	—
Net asset value, end of period	$13.46

TOTAL RETURN	(0.81	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.93
Ratio of expenses to average net assets:
Before expense reimbursement	3.00	%(5)
After expense reimbursement	1.95	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.75	)%(5)
After expense reimbursement	(1.70	)%(5)
Portfolio turnover rate(3)	99	%(4)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011		2010	2009

$10.67	$10.86	$11.00		$9.05	$6.96

(0.20)	(0.15)	(0.17	)(1)	(0.14)	(0.08)
3.10	(0.04)	0.03		2.08	2.16
2.90	(0.19)	(0.14)		1.94	2.08
—	0.00 (2)	0.00	(2)	0.01	0.01
$13.57	$10.67	$10.86		$11.00	$9.05

27.18%	(1.75)%	(1.27)%		21.55%	30.03%

$4.49	$4.44	$5.70		$8.21	$8.39

3.04%	3.20%	2.79%		2.50%	3.00%
1.95%	1.95%	1.95%		1.95%	1.95%

(2.36)%	(2.39)%	(2.38)%		(1.64)%	(2.10)%
(1.27)%	(1.14)%	(1.54)%		(1.10)%	(1.05)%
164%	138%	141%		353%	211%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Technology Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.68

Income from investment operations:
Net investment loss	(0.10)
Net realized and unrealized gains (losses) on investments	0.01
Total from investment operations	(0.09)
Paid-in capital from redemption fees	—
Net asset value, end of period	$13.59

TOTAL RETURN	(0.66	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1.22
Ratio of expenses to average net assets:
Before expense reimbursement	2.67	%(5)
After expense reimbursement	1.70	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.42	)%(5)
After expense reimbursement	(1.45	)%(5)
Portfolio turnover rate(6)	99	%(4)

(1)	Institutional Class shares commenced operations on March 12, 2010.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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				Period Ended
For the Year Ended October 31,				October 31,
2013	2012	2011		2010(1)

$10.73	$10.89	$11.00		$10.46

(0.12)	(0.11)	(0.14	)(2)	(0.07)
3.07	(0.05)	0.03		0.61
2.95	(0.16)	(0.11)		0.54
—	0.00 (3)	0.00	(3)	0.00	(3)
$13.68	$10.73	$10.89		$11.00

27.49%	(1.47)%	(1.00)%		5.16	%(4)

$1.19	$0.93	$1.16		$4.61

2.76%	4.11%	3.45%		2.34	%(5)
1.70%	1.70%	1.70%		1.70	%(5)

(2.10)%	(3.31)%	(2.99)%		(1.41	)%(5)
(1.04)%	(0.90)%	(1.24)%		(0.77	)%(5)
164%	138%	141%		353	%(4)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Technology Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

HENNESSY FUNDS                                                                                                        1-800-966-4354

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significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $6,602,649 and $6,031,541, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund for the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.

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The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The net expense reimbursement for the Fund as of April 30, 2014 was $485.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  The Advisor waived or reimbursed expenses of $32,139 for the Fund during the six-month period ended April 30, 2014.  As of April 30, 2014, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	October 31, 2015	October 31, 2016	October 31, 2017	Total
Investor Class	$619	$48,568	$25,872	$75,059
Institutional Class	$151	$10,931	$6,267	$17,349

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $2,621.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $3,664.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of

HENNESSY FUNDS                                                                                                        1-800-966-4354

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each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$4,760,318
Gross tax unrealized appreciation	$964,717
Gross tax unrealized depreciation	(83,425)
Net tax unrealized appreciation/depreciation	$881,292
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain (loss)	$(1,823,060)
Total accumulated gain (loss)	$(941,768)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$1,757,171	10/31/17

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $448,592.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $(65,889) and did not defer, on a tax basis, any post-December loss deferrals.

The Fund did not pay any distributions during fiscal year 2014 (year-to-date) or fiscal year 2013.

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$ 991.90	$9.63

Hypothetical (5% return
before expenses)	$1,000.00	$1,015.12	$9.74

Institutional Class

Actual	$1,000.00	$ 993.40	$8.40

Hypothetical (5% return
before expenses)	$1,000.00	$1,016.36	$8.50

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.95%  for Investor Class shares or 1.70% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreement

At its meeting on March 3, 2014, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuance of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed each of the relevant factors and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•
The Advisor acts as portfolio manager for the Fund. In this capacity, the Advisor manages the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor manages the use of soft dollars for the Fund.
•	The Advisor monitors compliance by the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, audit, information technology, and legal services.

•	The Advisor maintains an in-house public relations and marketing department on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor manages proxy voting for the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund,

HENNESSYFUNDS.COM

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which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•
The Advisor pays the incentive compensation of all of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, and trading oversight personnel.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the investment advisory fees are not adjusted if economies of scale are realized as the Fund grows because many of the expenses incurred by the Advisor to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Householding	27
Board Approval of Investment Advisory Agreements	28

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

As we review the first half of the year, we continue to see the same trends as in the recent past, with corporations in both Japan and the U.S. driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  In fact, the total amount of dividends paid by Japanese companies reached a historic high over the twelve months ended March 31, 2013.  I believe we will likely see continued dividend increases from cash-rich companies, and we may also begin to see these firms initiate capital expenditure programs.

Up until this point, there has been no real cost for firms to defer spending, but I do believe there will now be companies that want to improve their margins and will begin spending money to expand their revenue, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.  With almost $3 trillion in cash sitting on the sidelines in the U.S. alone, it should help the economic recovery here in the U.S. for companies to begin spending their idle capital, which will likely have ripple effects to the Japan market and beyond.

The Japan financial markets were volatile over the past six months ended April 30, 2014, with the Tokyo Price Index, or TOPIX, falling -5.41% (in U.S. Dollar terms) during the period.  While the Japanese market started the period on a positive note as a result of constructive economic developments in Japan and overseas, the market recorded negative returns for the overall six-month period ended April 30, 2014.  This was due in large part to profit taking by investors following the surging Japanese market in 2013, and also due to concerns over the economies of developing countries and the instability of their currencies, the appreciation of the yen, growing tensions in Ukraine, and the volatile global economy.

On April 1, Japan’s long-anticipated consumption tax increase took effect, raising the tax by three percent to eight percent.  Initial reports suggest that the impact from the rise in taxes has been muted, which has put investors’ minds at ease.  Longer term economic indicators suggest that the benefits of Prime Minister Abe’s aggressive monetary and fiscal policies, referred to as “Abenomics,” are spreading and gaining traction.  While many investors may now have concerns about the third arrow of Abenomics, which is the growth strategy, I believe that cyclical recovery will continue in Japan for the next few years with or without the growth strategy.  Corporate balance sheets were strengthened significantly over recent years, which allowed Japanese companies to stay competitive at much higher currency rates, and I believe Japanese corporations will likely maintain their growth momentum irrespective of any future movement of the yen.  With favorable top line and bottom line results, I expect many companies to further grow their cash flow, which can stimulate future capital expenditures and which is sorely needed following two decades of underinvestment.  The trickle-down effect should benefit many domestic Japanese industries and has the potential to create a positive economic cycle for years to come.

I believe that Japanese investors, including pensions and individuals, will finally start investing in the domestic equity market, which should support the normalization of the valuation of the Japanese equity market and undervalued names.  The Japanese private sector is holding historically high financial assets, with cash and cash deposits held by corporations and individuals at $2.1 trillion and $8.7 trillion, respectively.  This money on

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the sidelines represents approximately two times the size of Japan’s total equity market cap.  This liquidity has never been invested, which was a smart decision made by investors in the deflationary environment of the past.

The Japanese government is creating a private pension plan modeled on the Individual Retirement Account, or IRA, in the U.S. IRAs were introduced in the U.S. in 1974 to encourage individuals to invest by introducing tax breaks.  Assets in U.S. IRA accounts grew 80-fold over 20 years, from $6.8 billion in 1980 to $5.4 trillion in 2010.  In 1980, bank deposits accounted for 82% of U.S. IRA assets, and today they account for just 10%.  In 1980, mutual funds accounted for just 3% of U.S. IRA assets, and today they account for 46%.  With this new government program, I strongly believe that a large structural shift from bank deposits into equities is likely to occur in Japan, much like it did in the U.S.  This in turn should help to drive the growth of the Japanese equity markets.

I am confident that even with all the hurdles facing corporations both in the U.S. and Japan, companies will continue to provide value for their shareholders.  To me, that means the financial markets are in good shape and should remain strong moving forward.  I also believe that the next few months may be volatile for the worldwide economy and the financial markets.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges.

HENNESSY FUNDS                                                                                                        1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	-1.47%	5.21%	15.57%	4.18%
Hennessy Japan Fund –
Institutional Class (HJPIX)	-1.35%	5.51%	15.83%	4.36%
Russell/Nomura Total MarketTM Index	-5.27%	-2.70%	8.15%	2.52%
Tokyo Price Index (TOPIX)	-5.41%	-3.08%	8.27%	2.35%

Expense ratios: 1.91% (Investor Class); 1.67% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD, SUB-ADVISOR

Portfolio Managers: Masakazu Takeda, CMA, and Yu Shimizu, CMA, SPARX Asset Management Co., Ltd. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Investor Class of the Hennessy Japan Fund returned -1.47%, significantly outperforming the Russell/Nomura Total Market™ Index, the Tokyo Price Index (TOPIX), and the Morningstar Japan Category Average, which returned -5.27%, -5.41%, and -4.31% for the same period, respectively.

The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were shares of chemical manufacturers, miscellaneous manufacturing firms, and retailers.  Conversely, shares of wholesalers, banks, and precision instrument makers performed negatively during the six-month period.

Among the strongest performing stocks in the Fund during the period were Rohto Pharmaceutical Co., Ltd., the leading over-the-counter ophthalmic medicines and skincare cosmetics producer, Nidec Corporation, the world’s major electric motor manufacturer, and Ryohin Keikaku Co., Ltd., the operator of the MUJI brand retail chain store.  Shares of both Rohto Pharmaceutical Co., Ltd. and Nidec Corporation jumped over 28% and 24%, respectively, following strong earnings results for the fourth quarter of

HENNESSYFUNDS.COM

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calendar year 2013.  The market also welcomed Nidec Corporation’s upward revision of its full-year earnings guidance for its fiscal year ended March 31, 2014.  Finally, shares of Ryohin Keikaku Co., Ltd. surged 18% due to the solid earnings announcement for its fiscal year ended February 28, 2014, and the upbeat guidance for the new fiscal year.  The Fund continues to hold all of these positions.

Conversely, Terumo Medical Corporation, Japan’s largest medical device manufacturer, MISUMI Group, Inc., the maker and distributor of metal mold components and precision machinery parts, and Unicharm Corporation, the baby and feminine care products maker, were among the major detractors from the Fund’s performance.  Shares of Terumo Medical Corporation fell 13% following its third quarter earnings announcement for its fiscal year ended March 31, 2014, as investors were disappointed with the decline in sales.  Shares of MISUMI Group, Inc. declined 11% on what we believe was the market’s growing concern over its outlook for fiscal year 2014.  Lastly, shares of Unicharm Corporation fell 8% as the perception of an intensifying competitive landscape became widely recognized by investors.

Additional Portfolio Manager commentary and related investment outlook:

Going forward, we will continue to increase our exposure to companies with a distinct manufacturing edge, high-quality craftsmanship, energy-efficient technologies, or a superior brand image that may benefit from the growing demand from the economies of developed and emerging countries.  We will also continue to favor general trading firms that span those technologies to the emerging nations.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization.  The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The Russell/Nomura Total Market™ and TOPIX indices are presented in U.S. dollar terms and take into account reinvestment of dividends.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in small- and medium capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

5

Schedule of Investments

HENNESSY JAPAN FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Ryohin Keikaku Co., Ltd.	6.57%
Kao Corp.	6.39%
Asics Corp.	5.93%
Nidec Corp.	5.79%
Rohto Pharmaceutical Co., Ltd.	5.77%
Fuji Seal International, Inc.	5.46%
Unicharm Corp.	5.44%
Shimano, Inc.	5.42%
Isuzu Motors, Ltd.	5.17%
Keyence Corp.	5.10%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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COMMON STOCKS – 98.62%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 27.95%
Asics Corp.	115,200	$2,242,177	5.93%
Isuzu Motors, Ltd.	337,000	1,957,145	5.17%
Ryohin Keikaku Co., Ltd.	22,100	2,483,674	6.57%
Shimano, Inc.	20,500	2,049,217	5.42%
Toyota Motor Corp.	34,000	1,836,958	4.86%
		10,569,171	27.95%

Consumer Staples – 15.16%
Kao Corp.	64,200	2,416,964	6.39%
Pigeon Corp.	28,100	1,258,067	3.33%
Unicharm Corp.	37,900	2,055,243	5.44%
		5,730,274	15.16%

Financials – 6.90%
Mizuho Financial Group	503,200	985,571	2.60%
Sumitomo Mitsui Financial Group, Inc.	41,100	1,624,696	4.30%
		2,610,267	6.90%

Health Care – 11.18%
Mani, Inc.	6,900	308,664	0.81%
Rohto Pharmaceutical Co., Ltd.	123,600	2,180,492	5.77%
Terumo Corp.	87,600	1,738,477	4.60%
		4,227,633	11.18%

Industrials – 26.87%
Daikin Industries	17,100	989,135	2.61%
Itochu Corp.	40,500	453,997	1.20%
Komatsu, Ltd.	7,500	165,122	0.44%
Kubota Corp.	36,000	463,987	1.23%
Marubeni Corp.	63,000	420,992	1.11%
Misumi Group, Inc.	72,400	1,761,798	4.66%
Mitsubishi Corp.	105,800	1,894,593	5.01%
Nidec Corp.	38,700	2,187,924	5.79%
Sumitomo Corp.	140,500	1,823,758	4.82%
		10,161,306	26.87%

Information Technology – 5.10%
Keyence Corp.	5,000	1,928,808	5.10%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

7

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 5.46%
Fuji Seal International, Inc.	63,400	$2,062,784	5.46%

Total Common Stocks
(Cost $28,238,389)		37,290,243	98.62%

SHORT-TERM INVESTMENTS – 0.79%

Money Market Funds – 0.79%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	299,418	299,418	0.79%

Total Money Market Funds
(Cost $299,418)		299,418	0.79%

Total Short-Term Investments
(Cost $299,418)		299,418	0.79%

Total Investments
(Cost $28,537,807) – 99.41%		37,589,661	99.41%
Other Assets in Excess
of Liabilities – 0.59%		222,717	0.59%
TOTAL NET ASSETS – 100.00%		$37,812,378	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$10,569,171	$—	$10,569,171
Consumer Staples	—	5,730,274	—	5,730,274
Financials	—	2,610,267	—	2,610,267
Health Care	—	4,227,633	—	4,227,633
Industrials	—	10,161,306	—	10,161,306
Information Technology	—	1,928,808	—	1,928,808
Materials	—	2,062,784	—	2,062,784
Total Common Stock	$—	$37,290,243	$—	$37,290,243
Short-Term Investments
Money Market Funds	$299,418	$—	$—	$299,418
Total Short-Term Investments	$299,418	$—	$—	$299,418
Total Investments	$299,418	$—	$—	$37,589,661

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized significant transfers between Levels 1 and 2.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service. On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $28,537,807)	$37,589,661
Dividends and interest receivable	312,342
Receivable for fund shares sold	14,879
Prepaid expenses and other assets	21,743
Total Assets	37,938,625

LIABILITIES:
Payable for fund shares redeemed	37,028
Payable to advisor	37,237
Payable to administrator	15,875
Payable to auditor	12,461
Accrued service fees	2,707
Accrued interest payable	2,241
Accrued trustees fees	5,011
Accrued expenses and other payables	13,687
Total Liabilities	126,247
NET ASSETS	$37,812,378

NET ASSETS CONSIST OF:
Capital stock	$62,237,205
Accumulated net investment loss	(147,266)
Accumulated net realized loss on investments	(33,328,595)
Unrealized net appreciation on investments	9,051,034
Total Net Assets	$37,812,378

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	25,539,038
Shares issued and outstanding	1,316,963
Net asset value, offering price and redemption price per share	$19.39

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	12,273,340
Shares issued and outstanding	622,737
Net asset value, offering price and redemption price per share	$19.71

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$355,463
Interest income	123
Total investment income	355,586

EXPENSES:
Investment advisory fees	224,059
Administration, fund accounting, custody and transfer agent fees	44,812
Sub-transfer agent expenses – Investor Class (See Note 5)	32,102
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,025
Federal and state registration fees	17,566
Service fees – Investor Class (See Note 5)	16,905
Compliance expense	10,655
Audit fees	10,563
Trustees’ fees and expenses	6,943
Reports to shareholders	5,997
Legal fees	2,480
Interest expense (See Note 6)	2,222
Other expenses	5,073
Total expenses	382,402
NET INVESTMENT LOSS	$(26,816)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$13,191
Change in unrealized appreciation on investments	(826,729)
Net loss on investments	(813,538)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(840,354)

(1)	Net of foreign taxes withheld of $64,067.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:
Net investment loss	$(26,816)	$(84,313)
Net realized gain on securities	13,191	16,814
Change in unrealized appreciation (depreciation)
on securities	(826,729)	6,419,308
Net increase (decrease) in net assets
resulting from operations	(840,354)	6,351,809

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital
Investor Class	—	(7,343)
Institutional Class	—	(5,524)
Total distributions	—	(12,867)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	17,775,299	34,783,512
Proceeds from shares subscribed – Institutional Class	4,342,557	2,373,930
Dividends reinvested – Investor Class	—	7,134
Dividends reinvested – Institutional Class	—	5,425
Cost of shares redeemed – Investor Class	(22,908,201)	(18,430,840)
Cost of shares redeemed – Institutional Class	(949,957)	(4,003,290)
Net increase (decrease) in net assets
derived from capital share transactions	(1,740,302)	14,735,871
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,580,656)	21,074,813

NET ASSETS:
Beginning of period	40,393,034	19,318,221
End of period	$37,812,378	$40,393,034
Undistributed net investment loss, end of period	$(147,266)	$(120,450)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	910,717	1,961,023
Shares sold – Institutional Class	217,260	126,165
Shares issued to holders as reinvestment
of dividends – Investor Class	—	459
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	344
Shares redeemed – Investor Class	(1,185,350)	(1,043,924)
Shares redeemed – Institutional Class	(48,640)	(245,080)
Net increase (decrease) in shares outstanding	(106,013)	798,987

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Japan Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.68

Income from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gains (losses) on securities	(0.25)
Total from investment operations	(0.29)

Less distributions:
Dividends from net investment income	—
Return of capital	—
Total distributions	—
Paid-in capital from redemption fees	—
Net asset value, end of period	$19.39

TOTAL RETURN	(1.47	)%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$25.54
Ratio of expenses to average net assets:
Before expense reimbursement	1.76	%(4)
After expense reimbursement	1.76	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.19	)%(4)
After expense reimbursement	(0.19	)%(4)
Portfolio turnover rate(5)	21	%(3)

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009, Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Fund.  In October 2012, the Fund changed its name to Hennessy Japan Fund.

(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009(1)

$15.40	$13.99	$12.58	$11.38	$9.73

(0.04)	(0.02)	(0.10)	(0.04)	0.02
4.33	1.43	1.51	1.25	1.66
4.29	1.41	1.41	1.21	1.68

—	—	—	(0.01)	(0.03)
(0.01)	—	—	(0.01)	—
(0.01)	—	—	(0.02)	(0.03)
—	—	—	0.01	0.00 (2)
$19.68	$15.40	$13.99	$12.58	$11.38

27.87%	10.08%	11.21%	11.04%	17.36%

$31.32	$10.38	$14.81	$20.01	$28.29

1.90%	2.03%	1.86%	1.71%	1.75%
1.90%	2.03%	1.86%	1.59%	1.24%

(0.35)%	(0.09)%	(0.54)%	(0.27)%	(0.34)%
(0.35)%	(0.09)%	(0.54)%	(0.15)%	0.17%
6%	2%	166%	8%	17%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Japan Fund

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.98

Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses) on securities	(0.29)
Total from investment operations	(0.27)

Less distributions:
Dividends from net investment income	—
Return of capital	—
Total distributions	—
Paid-in capital from redemption fees	—
Net asset value, end of period	$19.71

TOTAL RETURN	(1.35	)%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$12.27
Ratio of expenses to average net assets:
Before expense reimbursement	1.54	%(4)
After expense reimbursement	1.54	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.08	%(4)
After expense reimbursement	0.08	%(4)
Portfolio turnover rate(5)	21	%(3)

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009, Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Fund. In October 2012, the Fund changed its name to Hennessy Japan Fund.

(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009(1)

$15.60	$14.14	$12.66	$11.44	$9.78

(0.03)	0.02	0.03	0.01	0.03
4.42	1.44	1.45	1.23	1.66
4.39	1.46	1.48	1.24	1.69

—	—	—	(0.01)	(0.03)
(0.01)	—	—	(0.01)	—
(0.01)	—	—	(0.02)	(0.03)
—	—	—	—	0.00 (2)
$19.98	$15.60	$14.14	$12.66	$11.44

28.19%	10.33%	11.69%	11.07%	17.37%

$9.07	$8.94	$9.70	$23.57	$25.55

1.66%	1.85%	1.64%	1.45%	1.75%
1.66%	1.85%	1.64%	1.40%	1.24%

(0.20)%	0.13%	0.19%	0.02%	(0.34)%
(0.20)%	0.13%	0.19%	0.07%	0.17%
6%	2%	166%	8%	17%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in

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markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events

HENNESSY FUNDS                                                                                                        1-800-966-4354

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with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $8,608,506 and $9,037,801, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.00%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $37,237.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-

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investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder servicing fees payable for the Fund as of April 30, 2014 were $2,707.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $35,127.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $44,812.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $314,934 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $8,288,000.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$30,288,033
Gross tax unrealized appreciation	$10,246,685
Gross tax unrealized depreciation	(418,275)
Net tax unrealized appreciation/depreciation	$9,828,410
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain (loss)	$(33,412,883)
Total accumulated gain (loss)	$(23,584,473)

HENNESSY FUNDS                                                                                                        1-800-966-4354

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The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$4,786,618	10/31/15
$6,231,544	10/31/16
$15,450,664	10/31/17
$6,121,138	10/31/18
$362,390	Indefinite ST
$340,146	Indefinite LT

During the year ended October 31, 2013, the Fund’s most recent fiscal year end, the capital loss carry forwards utilized for the Fund were $812,229.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral and a post-December loss deferral of $(120,450) and did not defer, on a tax basis, any post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$—	$—
Long-term capital gain	—	—
Return of capital	—	12,867
	$—	$12,867

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Japan Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name Hennessy SPARX Funds Trust, a Massachusetts business trust (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$48,645,944(1)	2,463,074	$48,645,944	$48,645,944	Non-taxable

(1)	Included accumulated realized loss and unrealized appreciation in the amounts of $(33,440,043) and $9,954,834, respectively.

HENNESSYFUNDS.COM

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$ 985.30	$8.66

Hypothetical (5% return
before expenses)	$1,000.00	$1,016.07	$8.80

Institutional Class

Actual	$1,000.00	$ 986.50	$7.59

Hypothetical (5% return
before expenses)	$1,000.00	$1,017.16	$7.70

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.76% for Investor Class shares or 1.54% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

HENNESSYFUNDS.COM

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

27

Board Approval of Investment Advisory
Agreements

At its meeting on December 4, 2013, the Board of Trustees of the Fund (the “Board”) unanimously approved the investment advisory agreement and sub-advisory agreement of the Fund for an initial period of two years.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the investment advisory agreement and the relevant factors for consideration, the Advisor’s most recent Form 10-K, a completed questionnaire from the sub-advisor, copies of the advisory and sub-advisory agreements, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•
The sub-advisor acts as the portfolio manager to the Fund, managing the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•	The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, and custodial services.

•	The Board considered that the advisory services to be provided by the Advisor and the sub-advisor are services required for the operation of the Fund.
•	The Board considered the nature and quality of the advisory services offered by the Advisor and the sub-advisor to the Fund.
•	The Board considered that the terms of the advisory and sub-advisory agreements are fair and reasonable.
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the approval of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted approval of the advisory and sub-advisory agreements.

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•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s and sub-advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended approval of the advisory and sub-advisory agreements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

29

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2014

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting	25
Quarterly Filings on Form N-Q	25
Householding	25
Board Approval of Investment Advisory Agreements	26

HENNESSY FUNDS                                                                                                        1-800-966-4354

June 2014

Dear Shareholder:

As we review the first half of the year, we continue to see the same trends as in the recent past, with corporations in both Japan and the U.S. driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure, and buying back stock.  In fact, the total amount of dividends paid by Japanese companies reached a historic high over the twelve months ended March 31, 2013.  I believe we will likely see continued dividend increases from cash-rich companies, and we may also begin to see these firms initiate capital expenditure programs.

Up until this point, there has been no real cost for firms to defer spending, but I do believe there will now be companies that want to improve their margins and will begin spending money to expand their revenue, and may even begin to hire.  Once a competitor begins to move in this way, then the cost to defer becomes real for companies.  This movement to expansion may well be a catalyst to propel the financial markets.  With almost $3 trillion in cash sitting on the sidelines in the U.S. alone, it should help the economic recovery here in the U.S. for companies to begin spending their idle capital, which will likely have ripple effects to the Japan market and beyond.

The Japan financial markets were volatile over the past six months ended April 30, 2014, with the Tokyo Price Index, or TOPIX, falling -5.41% (in U.S. Dollar terms) during the period.  While the Japanese market started the period on a positive note as a result of constructive economic developments in Japan and overseas, the market recorded negative returns for the overall six-month period ended April 30, 2014.  This was due in large part to profit taking by investors following the surging Japanese market in 2013, and also due to concerns over the economies of developing countries and the instability of their currencies, the appreciation of the yen, growing tensions in Ukraine, and the volatile global economy.

On April 1, Japan’s long-anticipated consumption tax increase took effect, raising the tax by three percent to eight percent.  Initial reports suggest that the impact from the rise in taxes has been muted, which has put investors’ minds at ease.  Longer term economic indicators suggest that the benefits of Prime Minister Abe’s aggressive monetary and fiscal policies, referred to as “Abenomics,” are spreading and gaining traction.  While many investors may now have concerns about the third arrow of Abenomics, which is the growth strategy, I believe that cyclical recovery will continue in Japan for the next few years with or without the growth strategy.  Corporate balance sheets were strengthened significantly over recent years, which allowed Japanese companies to stay competitive at much higher currency rates, and I believe Japanese corporations will likely maintain their growth momentum irrespective of any future movement of the yen.  With favorable top line and bottom line results, I expect many companies to further grow their cash flow, which can stimulate future capital expenditures and which is sorely needed following two decades of underinvestment.  The trickle-down effect should benefit many domestic Japanese industries and has the potential to create a positive economic cycle for years to come.

I believe that Japanese investors, including pensions and individuals, will finally start investing in the domestic equity market, which should support the normalization of the valuation of the Japanese equity market and undervalued names.  The Japanese private sector is holding historically high financial assets, with cash and cash deposits held by corporations and individuals at $2.1 trillion and $8.7 trillion, respectively.  This money on

HENNESSYFUNDS.COM

2

the sidelines represents approximately two times the size of Japan’s total equity market cap.  This liquidity has never been invested, which was a smart decision made by investors in the deflationary environment of the past.

The Japanese government is creating a private pension plan modeled on the Individual Retirement Account, or IRA, in the U.S. IRAs were introduced in the U.S. in 1974 to encourage individuals to invest by introducing tax breaks.  Assets in U.S. IRA accounts grew 80-fold over 20 years, from $6.8 billion in 1980 to $5.4 trillion in 2010.  In 1980, bank deposits accounted for 82% of U.S. IRA assets, and today they account for just 10%.  In 1980, mutual funds accounted for just 3% of U.S. IRA assets, and today they account for 46%.  With this new government program, I strongly believe that a large structural shift from bank deposits into equities is likely to occur in Japan, much like it did in the U.S.  This in turn should help to drive the growth of the Japanese equity markets.

I am confident that even with all the hurdles facing corporations both in the U.S. and Japan, companies will continue to provide value for their shareholders.  To me, that means the financial markets are in good shape and should remain strong moving forward.  I also believe that the next few months may be volatile for the worldwide economy and the financial markets.  After over 35 years in the business, I still firmly believe the best way to position your portfolio is by investing in good companies over the long term, rather than trying to buy the next hot idea at exactly the right time.  At Hennessy Funds, hunches and fads have no place in our investment process, and we understand that successful investing comes from time in the market, not timing the market.

We remain focused on investing based on proven fundamentals, and we are committed to managing money for the sole benefit of our shareholders.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges.

HENNESSY FUNDS                                                                                                        1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on several factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2014*

				Since
	Six	One	Five	Inception
	Months(1)	Year	Years	(8/31/07)
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	5.20%	8.73%	18.60%	7.82%
Russell/Nomura Small Cap Index	-3.56%	-1.74%	11.64%	3.05%
Tokyo Price Index (TOPIX)	-5.41%	-3.08%	8.27%	-0.89%

Expense ratio: 2.40%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

(1)   Periods less than one year are not annualized.

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD, SUB-ADVISOR

Portfolio Managers Tadahiro Fujimura, CFA and CMA, and Hidehiro Moriya, SPARX Asset Management Co., Ltd. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2014, the Hennessy Japan Small Cap Fund returned 5.20%, significantly outperforming the Russell/Nomura Small Cap™ Index, the Tokyo Price Index (TOPIX), and the Morningstar Japan Category Average, which returned -3.56%, -5.41%, and -4.31% for the same period, respectively.

The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were shares of electronic appliance makers, machinery manufacturers, and retailers.  Conversely, shares of securities and commodities dealers, auto-related firms, and information and communication-related firms performed negatively.

Among the strongest performing stocks in the Fund were shares of Yamaichi Electronics Co., Ltd., a leading manufacturer of integrated circuit sockets, Bic Camera, Inc., the second largest consumer electronics retailer, and S Foods, Inc., a manufacturer and retailer of meat products.  Yamaichi Electronics Co., Ltd. developed an ultra slim, multi-layer printed circuit board, which is 30% thinner than its existing product and will be adopted in smartphones.  Shares of Yamaichi Electronics Co., Ltd. advanced over 68% on news that this product will be produced in large quantities beginning this fall.  Shares of Bic Camera, Inc. surged over 54% due to firm sales even after the consumption tax hike in April.  Shares of S Foods, Inc. jumped over 38% due to strong earnings results for its fiscal year ended February 28, 2014.  The Fund no longer holds Yamaichi Electronics Co., Ltd.

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Conversely, the major detractors from the Fund’s performance were Tokai Tokyo Financial Holdings, Inc., a mid-sized securities firm, T.RAD Co., Ltd., a comprehensive manufacturer of heat exchangers, and Nichicon Corporation, a major global manufacturer of capacitors.  Shares of Tokai Tokyo Financial Holdings, Inc. fell 16% on concerns over the decline in revenues from commissions, as the stock markets were sluggish.  Shares of T.RAD Co., Ltd. fell 14% after the firm lowered its earnings forecast for its fiscal year ended March 31, 2014.  Finally, shares of Nichicon Corporation fell 26% on concerns over the strong Yen’s negative impact on earnings for its fiscal year ending March 31, 2015.  The Fund no longer owns T.RAD Co., Ltd. or Nichicon Corporation.

Additional Portfolio Manager commentary and related investment outlook:

As move into the second half of 2014, we will continue to invest primarily in companies with strong growth potential.  In addition, we will also focus on consumption-related companies and real estate companies whose share prices have stagnated due to concerns about the negative impact of the consumption tax increase, which was implemented on April 1, 2014.  Furthermore, we will weigh the benefits of investing in low liquidity stocks, because we expect retail investors to regain their appetite for investing in these companies.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, which contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization.  The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The Russell/Nomura Small Cap™ and TOPIX indices are presented in U.S. dollar terms and take into account reinvestment of dividends.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund invests in small- and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                        1-800-966-4354

5

Schedule of Investments

HENNESSY JAPAN SMALL CAP FUND

As of April 30, 2014 (Unaudited)
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Bic Camera, Inc.	2.74%
S Foods, Inc.	2.57%
Sumida Corp.	2.50%
Okamura Corp.	2.42%
Information Services International – Dentsu, Ltd.	2.39%
Fujibo Holdings, Inc.	2.31%
Towa Corp.	2.24%
Nittoku Engineering Co., Ltd.	2.18%
SBS Holdings, Inc.	2.17%
Seiren Co., Ltd.	2.16%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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COMMON STOCKS – 96.45%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 27.09%
Ahresty Corp.	35,000	$297,932	1.91%
Alpen Co., Ltd.	9,000	165,813	1.06%
Bic Camera, Inc.	58,500	426,687	2.74%
Doshisha Co., Ltd.	18,700	280,378	1.80%
Eagle Industry Co.	15,000	237,417	1.52%
Faltec Co., Ltd.	7,000	246,808	1.59%
Fujibo Holdings, Inc.	156,000	359,128	2.31%
Hagihara Industries, Inc.	8,800	116,489	0.75%
Haseko Corp.	44,500	281,807	1.81%
Komeri Co., Ltd.	12,000	324,939	2.09%
Nissei Build Kogyo Co., Ltd.	140,000	315,781	2.03%
Sankyo Seiko Co.	79,000	272,863	1.75%
Seiren Co., Ltd.	40,100	336,925	2.16%
SNT Corp.	61,100	245,667	1.58%
Starts Corp., Inc.	12,000	151,762	0.97%
Studio Alice Co., Ltd.	11,400	158,526	1.02%
		4,218,922	27.09%

Consumer Staples – 2.57%
S Foods, Inc.	30,000	400,405	2.57%

Energy – 0.57%
Itochu Enex Co., Ltd.	15,900	89,275	0.57%

Financials – 3.79%
The Tochigi Bank, Inc.	86,000	335,249	2.15%
Tokai Tokyo Financial Holdings, Inc.	38,000	255,303	1.64%
		590,552	3.79%

Industrials – 32.48%
Anest Iwata Corp.	55,000	332,623	2.14%
Central Glass Co., Ltd.	101,000	331,212	2.13%
Hanwa Co., Ltd.	55,000	215,119	1.38%
Hitachi Zosen Corp.	49,500	242,876	1.56%
Japan Pulp & Paper Co., Ltd.	49,000	166,905	1.07%
Kato Works Co., Ltd.	30,000	173,029	1.11%
Kito Corp.	12,600	231,031	1.48%
Kitz Corp.	65,900	311,185	2.00%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Kondotec, Inc.	35,700	$243,942	1.57%
Kyosan Electric Manufacturing Co., Ltd.	84,000	290,536	1.87%
Miyaji Engineering Group, Inc.	120,000	267,859	1.72%
Nittoku Engineering Co., Ltd.	39,500	340,294	2.18%
Okamura Corp.	44,000	376,381	2.42%
Prestige International, Inc.	23,700	222,419	1.43%
SBS Holdings, Inc.	20,000	338,642	2.17%
Shin Nippon Air Technologies Co., Ltd.	30,100	184,233	1.18%
Teikoku Electric Manufacturing Co., Ltd.	5,600	159,527	1.02%
Tocalo Co., Ltd.	19,900	311,115	2.00%
Tomoe Engineering Co., Ltd.	20,200	318,605	2.05%
		5,057,533	32.48%

Information Technology – 22.49%
Aiphone Co., Ltd.	14,600	238,678	1.53%
Asahi Net, Inc.	30,700	140,770	0.90%
Dai-ichi Seiko Co.	25,000	317,839	2.04%
Elecom Co., Ltd.	15,000	270,918	1.74%
Hakuto Co., Ltd.	19,900	183,721	1.18%
Information Services International – Dentsu, Ltd.	29,800	372,774	2.39%
Iriso Electronics	4,500	226,498	1.46%
Macnica, Inc.	5,400	160,116	1.03%
Panasonic Industrial Devices SUNX Co., Ltd.	35,000	158,474	1.02%
SIIX Corp.	13,900	204,110	1.31%
Sumida Corp.	64,400	388,374	2.50%
Towa Corp.	68,700	349,044	2.24%
Transcosmos, Inc.	10,000	186,432	1.20%
Yokowo Co., Ltd.	61,100	304,000	1.95%
		3,501,748	22.49%

Materials – 7.46%
Chuetsu Pulp & Paper Co., Ltd.	126,000	237,231	1.52%
Daiken Corp.	100,000	244,621	1.57%
Hakudo Co., Ltd.	18,000	157,293	1.01%
Harima Chemicals Group, Inc.	500	2,151	0.02%
Tomoku Co., Ltd.	94,000	252,472	1.62%
The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials (Continued)
Yushiro Chemical Industry Co., Ltd.	26,600	$268,288	1.72%
		1,162,056	7.46%

Total Common Stocks
(Cost $13,404,200)		15,020,491	96.45%

SHORT-TERM INVESTMENTS – 2.92%
Money Market Funds – 2.92%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	454,012	454,012	2.92%

Total Money Market Funds
(Cost $454,012)		454,012	2.92%

Total Short-Term Investments
(Cost $454,012)		454,012	2.92%

Total Investments
(Cost $13,858,212) – 99.37%		15,474,503	99.37%
Other Assets in Excess
of Liabilities – 0.63%		97,440	0.63%
TOTAL NET ASSETS – 100.00%		$15,571,943	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$4,218,922	$—	$4,218,922
Consumer Staples	—	400,405	—	400,405
Energy	—	89,275	—	89,275
Financials	—	590,552	—	590,552
Industrials	—	5,057,533	—	5,057,533
Information Technology	—	3,501,748	—	3,501,748
Materials	—	1,162,056	—	1,162,056
Total Common Stock	$—	$15,020,491	$—	$15,020,491
Short-Term Investments
Money Market Funds	$454,012	$—	$—	$454,012
Total Short-Term Investments	$454,012	$—	$—	$454,012
Total Investments	$454,012	$—	$—	$15,474,503

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2014, the Fund recognized significant transfers between levels.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service.  On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $13,858,212)	$15,474,503
Dividends and interest receivable	160,390
Receivable for fund shares sold	12,343
Receivable for securities sold	122,316
Prepaid expenses and other assets	14,678
Total Assets	15,784,230

LIABILITIES:
Payable for securities purchased	157,612
Payable for fund shares redeemed	8,222
Payable to advisor	15,495
Payable to administrator	5,436
Payable to auditor	11,493
Accrued service fees	1,291
Accrued trustees fees	4,724
Accrued expenses and other payables	8,014
Total Liabilities	212,287
NET ASSETS	$15,571,943

NET ASSETS CONSIST OF:
Capital stock	$13,781,875
Accumulated net investment loss	(19,150)
Accumulated net realized gain on investments	193,591
Unrealized net appreciation on investments	1,615,627
Total Net Assets	$15,571,943

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	15,571,943
Shares issued and outstanding	1,604,588
Net asset value, offering price and redemption price per share	$9.70

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Statements

Statement of Operations Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$177,644
Interest income	49
Total investment income	177,693

EXPENSES:
Investment advisory fees	92,790
Sub-transfer agent expenses – Investor Class (See Note 5)	16,235
Administration, fund accounting, custody and transfer agent fees	15,465
Federal and state registration fees	11,609
Compliance expense	10,655
Audit fees	9,571
Service fees – Investor Class (See Note 5)	7,732
Trustees’ fees and expenses	6,793
Reports to shareholders	2,753
Legal fees	2,480
Interest expense (See Note 6)	89
Other expenses	3,916
Total expenses	180,088
NET INVESTMENT LOSS	$(2,395)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$353,014
Change in unrealized appreciation on investments	368,084
Net gain on investments	721,098
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$718,703

(1)	Net of foreign taxes withheld of $30,981.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
OPERATIONS:
Net investment loss	$(2,395)		$(15,072)
Net realized gain on securities	353,014		3,128,752
Change in unrealized appreciation on securities	368,084		1,109,483
Net increase in net assets resulting from operations	718,703		4,223,163

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
Investor Class	(3,229,364)		(1,115,069)
Total distributions	(3,229,364)		(1,115,069)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	11,334,915		23,641,290
Dividends reinvested – Investor Class	3,179,599		1,067,157
Cost of shares redeemed – Investor Class	(11,255,253	)(1)	(18,099,720)
Net increase in net assets derived
from capital share transactions	3,259,261		6,608,727
TOTAL INCREASE IN NET ASSETS	748,600		9,716,821

NET ASSETS:
Beginning of period	14,823,343		5,106,522
End of period	$15,571,943		$14,823,343
Undistributed net investment loss, end of period	$(19,150)		$(16,755)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,151,905		2,326,376
Shares issued to holders as reinvestment
of dividends – Investor Class	340,064		121,406
Shares redeemed – Investor Class	(1,154,154)		(1,665,417)
Net increase in shares outstanding	337,815		782,365

(1)	Net of redemption fees of $47 related to redemption fees imposed by the Fund during a prior year but not received until the six-month period ended April 30, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Financial Highlights

Hennessy Japan Small Cap Fund

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2014
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$11.70

Income from investment operations:
Net investment income (loss)	0.00	(2)
Net realized and unrealized gains (losses) on securities	0.51
Total from investment operations	0.51

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(2.51)
Total distributions	(2.51)
Paid-in capital from redemption fees	—
Net asset value, end of period	$9.70

TOTAL RETURN	5.20	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.57
Ratio of expenses to average net assets:
Before expense reimbursement	2.33	%(4)
After expense reimbursement	2.33	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.03	)%(4)
After expense reimbursement	(0.03	)%(4)
Portfolio turnover rate	29	%(3)

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Smaller Companies Fund. On September 17, 2009, Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Smaller Companies Fund.  In October 2012, the Fund changed its name to Hennessy Japan Small Cap Fund.

(2)	Amount is less than $0.01 or $(0.01).
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2013	2012	2011	2010	2009(1)

$10.54	$10.09	$9.23	$9.74	$6.87

0.06	(0.68)	0.06	0.00 (2)	0.07
3.44	1.17	0.80	(0.10)	2.80
3.50	0.49	0.86	(0.10)	2.87

—	(0.04)	—	(0.42)	—
(2.34)	—	—	—	—
(2.34)	(0.04)	—	(0.42)	—
—	—	—	0.01	0.00 (2)
$11.70	$10.54	$10.09	$9.23	$9.74
40.59%	4.91%	9.32%	(0.72)%	41.78%

$14.82	$5.11	$24.08	$15.17	$16.20

2.39%	2.33%	2.10%	2.14%	3.10%
2.39%	2.33%	2.10%	2.01%	1.60%

(0.11)%	(0.66)%	0.17%	(0.14)%	(0.86)%
(0.11)%	(0.66)%	0.17%	(0.01)%	0.64%
141%	49%	61%	100%	138%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Notes to the Financial Statements
April 30, 2014 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in November or December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

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e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).	Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to

HENNESSY FUNDS                                                                                                        1-800-966-4354

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be taken on a tax return.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. Federal and Delaware.  As of April 30, 2014, open Federal and state tax years for the Fund include the tax years ended October 31, 2011 through 2013.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

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Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2014 were $5,133,387 and $4,223,409, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.20%.  The net investment advisory fees payable for the Fund as of April 30, 2014 were $15,495.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder servicing fees payable for the Fund as of April 30, 2014 were $1,291.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide

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for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the six months ended April 30, 2014 were $16,235.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the six months ended April 30, 2014 were $15,465.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $5,983 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $515,000.

7).  FEDERAL TAX INFORMATION

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follows:

Cost of investments for tax purposes	$13,565,109
Gross tax unrealized appreciation	$1,595,870
Gross tax unrealized depreciation	(524,715)
Net tax unrealized appreciation/depreciation	$1,071,155
Undistributed ordinary income	$2,248,979
Undistributed long-term capital gains	980,367
Total distributable earnings	$3,229,346
Other accumulated gain (loss)	$228
Total accumulated gain (loss)	$4,300,729

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2013, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however,

HENNESSY FUNDS                                                                                                        1-800-966-4354

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they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2013, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals or post-December loss deferrals.

The tax character of distributions paid during fiscal year 2014 (year-to-date) and fiscal year 2013 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Ordinary income	$2,248,987	$—
Long-term capital gain	980,377	1,115,069
	$3,229,364	$1,115,069

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Japan Small Cap Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of  Hennessy SPARX Funds Trust, a Massachusetts business trust (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$16,456,664(1)	1,713,726	$16,456,664	$16,456,664	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $3,437,805 and $1,625,651, respectively.

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Expense Example (Unaudited)
April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2013 –
	November 1, 2013	April 30, 2014	April 30, 2014
Investor Class

Actual	$1,000.00	$1,052.00	$11.85

Hypothetical (5% return
before expenses)	$1,000.00	$1,013.24	$11.63

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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Board Approval of Investment Advisory
Agreements

At its meeting on December 4, 2013, the Board of Trustees of the Fund (the “Board”) unanimously approved the investment advisory agreement and sub-advisory agreement of the Fund for an initial period of two years.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the investment advisory agreement and the relevant factors for consideration, the Advisor’s most recent Form 10-K, a completed questionnaire from the sub-advisor, copies of the advisory and sub-advisory agreements, a fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•
The sub-advisor acts as the portfolio manager to the Fund, managing the composition of the portfolio of the Fund, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Fund.

•	The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, and custodial services.

•	The Board considered that the advisory services to be provided by the Advisor and the sub-advisor are services required for the operation of the Fund.
•	The Board considered the nature and quality of the advisory services offered by the Advisor and the sub-advisor to the Fund.
•	The Board considered that the terms of the advisory and sub-advisory agreements are fair and reasonable .
•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the approval of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted approval of the advisory and sub-advisory agreements.

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•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s and sub-advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended approval of the advisory and sub-advisory agreements.

HENNESSY FUNDS                                                                                                        1-800-966-4354

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedules of Investments are included as part of the reports to stockholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy Funds Trust

By (Signature and Title)*        /s/ Neil J. Hennessy
Neil J. Hennessy, President

Date:  July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Neil J. Hennessy
Neil J. Hennessy, President

Date:  July 7, 2014

By (Signature and Title)*        /s/ Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date:  July 7, 2014